UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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iShares, Inc.

iShares Trust

400 Howard Street

San Francisco, CA 94105

September 4, 2009

Dear Shareholder:

Two separate special meetings (each, a “Meeting,” and together, the “Meetings”) of the shareholders of each series of iShares, Inc. and iShares Trust (each, a “Fund,” and collectively, the “Funds”)* will be held at the offices of Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on November 4, 2009, to vote on the proposals listed in the enclosed joint proxy statement for each Meeting. The first Meeting for the Funds will be held at 9:00 a.m. (Pacific time) and the second Meeting for the Funds will be held at 9:30 a.m. (Pacific time).

As discussed in more detail in the enclosed joint proxy statement, on June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement (the “Transaction Agreement”) to sell its interest in the Barclays Global Investors asset management business (the “BGI business”), which includes Barclays Global Investors, N.A. (“BGI”) and BGI’s business of advising, sponsoring and distributing exchange-traded funds (the “iShares Business”), to BlackRock, Inc. (“BlackRock”), one of the world’s largest publicly traded investment management firms. BGI operates the iShares Business through several subsidiary companies, including Barclays Global Fund Advisors (the “Adviser”), each Fund’s investment adviser. Assuming the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing, the subsidiaries of Barclays operating the BGI business, including the subsidiaries operating the iShares Business, including the Adviser, will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock, as described in more detail in the enclosed joint proxy statement. The Transaction is expected to close at the end of 2009.

The Transaction, when consummated, will cause the Funds’ current investment advisory agreements with the Adviser to terminate. In order for the management of each Fund to continue uninterrupted after the consummation of the Transaction, we are asking the shareholders of each Fund at the first Meeting to approve a new investment advisory agreement to be entered into with the Adviser (each, a “New Advisory Agreement”). Each Fund’s advisory fee rate for services under its New Advisory Agreement will be identical to the fee rate currently payable under its current investment advisory agreement. It is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to your Funds following the Transaction. The Board of Directors/Trustees of iShares, Inc. and iShares Trust, as applicable, have unanimously approved the New Advisory Agreement in respect of each Fund subject to shareholder approval.

In addition, at the first Meeting, shareholders of certain Funds are being asked to approve a change in the classification of their Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy. This is not expected to have any impact on the way the Funds operate.

At the second Meeting, shareholders of the Funds are being asked to elect the Board of Directors of iShares, Inc. or the Board of Trustees of iShares Trust, as applicable.

The Board of Directors/Trustees of iShares, Inc. and iShares Trust, as applicable, unanimously recommends that you vote FOR each of these proposals at the respective Meetings.

Each enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of iShares, Inc. and iShares Trust, as applicable. You are cordially invited to attend each Meeting for any Fund in which you own shares. Shareholders of record who do not expect to vote in person at the Meetings are requested to

*	The Funds are listed in Appendix A to the enclosed joint proxy statement.

complete, date and sign the forms of proxy, if received by mail, and return them promptly in the envelope provided for this purpose. You have been provided with the opportunity on your proxy cards or voting instruction forms to provide voting instructions via automated telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxies to act on your behalf at the Meetings; please take advantage of these prompt and efficient voting options. You may also vote by live operator. By calling the live operator, you will be able to vote on all proposals for all Funds that you own simultaneously. If you own shares in more than one Fund, calling the live operator may be the fastest way to vote.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-866-450-8471.

Sincerely,

Lee T. Kranefuss

Chairman of the Boards of Directors/Trustees

Important Information to Help You Understand and Vote on the Proposals at the Meetings

While we strongly encourage you to read the full text of the enclosed joint proxy statement, we are also providing you with a brief overview of the proposals on which shareholders are requested to vote. Your vote is important.

Questions and Answers

Q.	What are the proposals being considered at each Meeting?

A.	At the first special meeting (“Meeting #1”), shareholders are being asked to vote on the following proposals:

1.	For shareholders of each Fund, to approve a new investment advisory agreement between iShares, Inc. or iShares Trust, on behalf of your Fund, and Barclays Global Fund Advisors (the “Adviser”) (each, a “New Advisory Agreement” and together, the “New Advisory Agreements”).

2.	For shareholders of certain Funds, to approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

At the second special meeting (“Meeting #2”, and together with Meeting #1, the “Meetings”), shareholders are being asked to vote on the following proposals:

1.	To elect a Board of Directors of iShares, Inc. or a Board of Trustees of iShares Trust, as applicable.

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Boards of Directors/Trustees (the “Board”) have unanimously approved, and recommend that you approve, each proposal at each Meeting.

Q.	Why am I being asked to vote on a New Advisory Agreement for my Fund?

A.	As discussed in more detail in the enclosed joint proxy statement, on June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement (the “Transaction Agreement”) to sell its interest in the Barclays Global Investors asset management business (the “BGI business”), which includes Barclays Global Investors, N.A. (“BGI”) and BGI’s business of advising, sponsoring and distributing exchange-traded funds (the “iShares Business”), to BlackRock, Inc. (“BlackRock”), one of the world’s largest publicly traded investment management firms. BGI operates the iShares Business through several subsidiary companies, including the Adviser, each Fund’s investment adviser. Assuming the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing, the subsidiaries of Barclays operating the BGI business, including the subsidiaries operating the iShares Business, including the Adviser, will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock, as described in more detail in the enclosed joint proxy statement. The Transaction is expected to close at the end of 2009.

Each Fund is a series of either iShares Trust or iShares, Inc. (each, a “Company” and together, the “Companies”). The Adviser currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement (each, a “Current Advisory Agreement” and together, the “Current Advisory Agreements”) between the Adviser and each Company. The Transaction, if consummated, will result in the “assignment,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Current Advisory Agreement. Under the terms of the Current Advisory Agreements, and as required by the 1940 Act, an assignment will result in the automatic termination of each Current Advisory Agreement. As a result, you are being asked to approve the New Advisory Agreements.

Q.	How does the Board recommend that I vote in connection with the New Advisory Agreement for my Fund?

A.	The Board unanimously recommends that you vote “FOR” the approval of each New Advisory Agreement.

Q.	Are the advisory fee rates payable under the New Advisory Agreements higher than the advisory fee rates payable under the Current Advisory Agreements?

A.	No. The proposal to approve the New Advisory Agreements does not seek any increase in the advisory fee rates for any Fund. The Adviser has no present intention to alter the advisory fee rates, expense waivers or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction.

Q.	How does the proposed New Advisory Agreement differ from my Fund’s Current Advisory Agreement?

A.	While the material terms of the New Advisory Agreements and the Current Advisory Agreements are similar, and the fee rate schedules are identical, there are certain differences. These differences are discussed in greater detail in the joint proxy statement. The Adviser and the Board believe that it is in the best interest of Fund shareholders to use this opportunity to both standardize the terms of the investment advisory agreements used by the Companies and to update the advisory agreements, as necessary. Although the New Advisory Agreements state the Adviser’s duties and obligations to the Funds with greater specificity, the services to be provided by the Adviser are not expected to change in any material respect.

In addition, under the New Advisory Agreements, the Adviser will continue to perform all portfolio management services for the Funds and the Adviser will continue to conduct a program of investment, evaluation, sale, and reinvestment of the assets of each Fund subject to the oversight of the Board.

Q.	What else can you tell me about BlackRock?

A.

BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is one of the world’s largest publicly traded investment management firms. As of June 30, 2009, BlackRock’s assets under management were approximately $1.373 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® for risk management, investment system outsourcing and financial advisory services. BlackRock has employees in 21 countries and a major presence in key global markets, including the U.S., Europe, Asia, Australia and the Middle East.

Q.	What will happen if shareholders do not approve the New Advisory Agreements?

A.	If the New Advisory Agreement is not approved by shareholders of a Fund, the Board governing that Fund will take such action as it deems necessary and in the best interests of that Fund and its shareholders, which may include further solicitation of shareholders. The approval of a New Advisory Agreement by the shareholders of one Fund is not contingent upon the approval of a New Advisory Agreement by the shareholders of any other Fund, including Funds that are series of the same Company.

Q.	Why are shareholders of certain Funds being asked to approve the reclassification of their Fund’s investment objective from a fundamental policy to a non-fundamental policy?

A.	The proposed change to reclassify the investment objective of certain Funds as a non-fundamental policy is intended to promote consistency across all of the Funds and provide the Adviser and the Board with flexibility to respond to changing conditions in a manner they deem to be in the best interests of the Funds and their shareholders without the Funds incurring the cost of a proxy solicitation. The proposed reclassification will not result in changes to a Fund’s stated investment objective unless changes are approved by the Board at some point in the future. The Adviser and the Board currently do not plan to make any modifications to the Funds’ investment objectives. Moreover, the Adviser does not intend to alter the way in which it manages any of the Funds as a result of this proposal and does not expect that the proposal will affect the investment risk associated with the Funds.

More information about this proposal is included in the enclosed joint proxy statement under Proposal 2 at Meeting #1.

Q.	How does the Board recommend that I vote in connection with the reclassification of my Fund’s investment objective from a fundamental policy to a non-fundamental policy?

A.	The Board unanimously recommends that you vote “FOR” the reclassification of your Fund’s investment objective.

Q.	Who are the nominees for election to the Board of Directors/Trustees?

A.	The nominees are: George G.C. Parker, J. Darrell Duffie, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez, Robert H. Silver, Robert S. Kapito and Lee T. Kranefuss. Each nominee currently serves as a Director/Trustee of the Companies, with the exception of Mr. Kapito. Biographical information for the nominees is included in the enclosed joint proxy statement under Proposal 1 of Meeting #2 and the relevant appendices.

Q.	How does the Board recommend that I vote in connection with the election of the nominees?

A.	The Board unanimously recommends that you vote “FOR” the nominees for election to the Board.

Q.	Why am I receiving multiple proxy cards?

A.	There are two separate Meetings for each Fund. A separate proxy card is included for each of the Meetings. If you own shares of more than one Fund, you will receive a proxy card for each of Meeting #1 and Meeting #2 for each Fund in which you own shares. If you vote using the Live Operator (as described below), they will be able to take your instructions for all proxy cards at one time.

Q.	I only have a few shares. Why should I bother to vote?

A.	Each vote makes a difference. Your vote is needed to help ensure that the proposals can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be costly, time consuming and may delay the Meetings. We encourage all shareholders to participate in the governance of their Fund and to avoid unnecessary communications with you as a shareholder.

Q.	Are the Funds paying for the preparation, printing and mailing of these proxy materials?

A.	No. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices and the joint proxy statement will be borne by Barclays Bank PLC or its affiliates whether or not the proposals are successful.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to cast your vote, please call our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-866-450-8471.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

•

By Live Operator: The fastest and most convenient way to vote is by calling Broadridge at 1-866-450-8471. To vote by Live Operator, you will not be required to provide the multiple “control” numbers located on the proxy cards you receive. Representatives are available Monday through Friday, from 9:30 a.m. until 12:00 midnight (Eastern time), and Saturday, from 10:00 a.m. until 9:00 p.m. (Eastern time).

•

By Mail: You may vote by completing each enclosed proxy card and dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy cards but provide no voting instructions, your shares will be voted “FOR” the proposals described above.

•

By Automated Telephone: You may vote via an automated telephone process by calling the number on your proxy cards. To vote in this manner, you will need the “control” number that appears on each of your proxy cards.

•

By the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy cards. To vote in this manner, you will need the “control” number that appears on each of your proxy cards.

•	In Person: Attend the Meetings and vote your shares.

Q.	Will the proxy solicitor, Broadridge, contact me?

A.	You may receive a call from Broadridge to answer any questions you may have about the proposals and to encourage you to vote. You may also be contacted by a second proxy solicitor, D.F. King & Co., Inc. (“D.F. King”). If you receive a call from Broadridge or D.F. King, they will provide an opportunity for you to vote directly over the telephone.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH OF THESE PROPOSALS.

It is important that you vote promptly.

iSHARES, INC.                    iSHARES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 4, 2009

NOTICE IS HEREBY GIVEN that a first special meeting (the “Meeting”) of shareholders of each series (each, a “Fund”) of iShares, Inc. and iShares Trust (each, a “Company”) will be held at the offices of Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on November 4, 2009, at 9:00 a.m. (Pacific time) for the following purposes:

Proposal 1. For each Fund: To approve a new investment advisory agreement between each Company, on behalf of each of its Funds, and Barclays Global Fund Advisors (the “Adviser”).

Proposal 2. For the following Funds only:

iShares Russell 1000 Index Fund	iShares MSCI Australia Index Fund
iShares Russell Midcap Growth Index Fund	iShares MSCI Brazil Index Fund
iShares Russell Midcap Index Fund	iShares MSCI Canada Index Fund
iShares S&P 500 Index Fund	iShares MSCI EMU Index Fund
iShares S&P Europe 350 Index Fund	iShares MSCI France Index Fund
iShares S&P Global Energy Sector Index Fund	iShares MSCI Germany Index Fund
iShares S&P Global Healthcare Sector Index Fund	iShares MSCI Hong Kong Index Fund
iShares S&P Global Technology Sector Index Fund	iShares MSCI Japan Index Fund
iShares S&P Latin America 40 Index Fund	iShares MSCI Malaysia Index Fund
iShares S&P MidCap 400 Index Fund	iShares MSCI Pacific ex-Japan Index Fund
iShares S&P SmallCap 600 Growth Index Fund	iShares MSCI Singapore Index Fund
iShares Dow Jones U.S. Index Fund	iShares MSCI South Korea Index Fund
iShares S&P North American Natural Resources Sector Index Fund	iShares MSCI Spain Index Fund iShares MSCI Switzerland Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund	iShares MSCI Taiwan Index Fund iShares MSCI United Kingdom Index Fund

To approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

Proposal 3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Each Company’s Board of Directors/Trustees has fixed the close of business on August 25, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Company. You are cordially invited to attend the Meeting for any Fund in which you own shares. Shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose, even if you expect to attend the Meeting in person. You also have the opportunity to provide voting instructions via the live operator, the automated telephone process or the Internet. The Funds encourage shareholders to take advantage of these prompt and efficient voting options.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-866-450-8471.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 4, 2009: This Notice of Special Meeting of Shareholders, the Joint Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Boards of Directors/Trustees.

Eilleen M. Clavere

Secretary

iShares, Inc.

iShares Trust

San Francisco, California

Dated: September 4, 2009

iSHARES, INC.                    iSHARES TRUST

NOTICE OF ADDITIONAL SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 4, 2009

NOTICE IS HEREBY GIVEN that a second and separate special meeting (the “Meeting”) of shareholders of each series (each, a “Fund”) of iShares, Inc. and iShares Trust (each, a “Company”) will be held at the offices of Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on November 4, 2009, at 9:30 a.m. (Pacific time) for the following purposes:

Proposal 1. For each Company: To elect a Board of Directors/Trustees of the Company.

Proposal 2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Each Company’s Board of Directors/Trustees has fixed the close of business on August 25, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Company. You are cordially invited to attend the Meeting for any Fund in which you own shares. Shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose, even if you expect to attend the Meeting in person. You also have the opportunity to provide voting instructions via the live operator, the automated telephone process or the Internet. The Funds encourage shareholders to take advantage of these prompt and efficient voting options.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-866-450-8471.

Important Notice Regarding the Availability of Proxy Materials for the Additional Special Meeting of Shareholders to Be Held on November 4, 2009: This Notice of Special Meeting of Shareholders, the Joint Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Boards of Directors/Trustees.

Eilleen M. Clavere

Secretary

iShares, Inc.

iShares Trust

San Francisco, California

Dated: September 4, 2009

Page
JOINT PROXY STATEMENT	1
SUMMARY OF PROPOSALS AND FUNDS AFFECTED	3
MEETING #1	4
BACKGROUND	4
PROPOSAL 1. TO APPROVE NEW ADVISORY AGREEMENTS	7
PROPOSAL 2. TO APPROVE A CHANGE IN THE CLASSIFICATION OF THE FUND’S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY.	17
MEETING #2	19
PROPOSAL 1. TO ELECT BOARD MEMBERS	19
INFORMATION REGARDING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
ADDITIONAL INFORMATION ABOUT THE MEETINGS	25
APPENDIX A—INFORMATION PERTAINING TO EACH FUND	A-1
APPENDIX B—DATES OF CURRENT ADVISORY AGREEMENTS	B-1
APPENDIX C—CONTRACTUAL ADVISORY FEE RATE PAID TO THE ADVISER UNDER THE CURRENT ADVISORY AGREEMENTS AND PAYABLE TO THE ADVISER UNDER THE NEW ADVISORY AGREEMENTS	C-1
APPENDIX D—FEES PAID TO THE ADVISER AND AFFILIATED BROKERS OF THE ADVISER	D-1
APPENDIX E—OTHER REGISTERED FUNDS ADVISED BY BARCLAYS GLOBAL FUND ADVISORS AND FEE SCHEDULES	E-1
APPENDIX F—DIRECTORS AND PRINCIPAL OFFICERS OF THE ADVISER AND THE OFFICERS OF THE COMPANIES	F-1
APPENDIX G—FORM OF NEW INVESTMENT ADVISORY AGREEMENT	G-1
APPENDIX H—COMPENSATION OF THE DIRECTORS/TRUSTEES	H-1
APPENDIX I—OWNERSHIP OF SECURITIES	I-1
APPENDIX J—MEETINGS OF THE BOARD AND THE COMMITTEES	J-1
APPENDIX K—AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	K-1
APPENDIX L—AUDIT COMMITTEE CHARTER OF iSHARES, INC. AND iSHARES TRUST	L-1
APPENDIX M—NOMINATING AND GOVERNANCE COMMITTEE CHARTER OF iSHARES, INC. AND iSHARES TRUST	M-1
APPENDIX N—SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	N-1

i

iShares, Inc.

iShares Trust

400 Howard Street

San Francisco, CA 94105

SPECIAL MEETINGS OF SHAREHOLDERS

November  4, 2009

JOINT PROXY STATEMENT

Introduction

This joint proxy statement (the “Joint Proxy Statement”) is being furnished in connection with the solicitation of proxies from the shareholders of each series (each, a “Fund” and collectively, the “Funds”) of iShares, Inc. and iShares Trust (each, a “Company” and together, the “Companies”) by the Board of Directors/Trustees of the Companies (together, the “Board,” with the members of each Board referred to herein as “Directors/Trustees”) to be voted at two separate special meetings of the shareholders of each Fund (each, a “Meeting” and together, the “Meetings”). The names of the individual Funds covered by this Joint Proxy Statement are listed in Appendix A hereto. iShares, Inc. is a corporation organized under the laws of the State of Maryland. iShares Trust is a statutory trust organized under the laws of the State of Delaware. Each Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Meetings are scheduled to be held at the offices of Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on November 4, 2009, to vote on the proposals described in this Joint Proxy Statement. The first Meeting will be held at 9:00 a.m. (Pacific time) and the second Meeting will be held at 9:30 a.m. (Pacific time). The Board has determined that the use of this Joint Proxy Statement for the Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund at the Meetings. The approximate mailing date of this Joint Proxy Statement is September 8, 2009.

The Board has fixed the close of business on August 25, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share of a particular Fund held, with no shares having cumulative voting rights. The number of shares of each Fund outstanding on the Record Date and the net assets of each Fund as of the Record Date are shown in Appendix A. Persons who, to the best knowledge of each Fund, beneficially or of record own more than five percent of a Fund’s outstanding shares as of June 30, 2009 are listed in Appendix N under “Share Ownership of Certain Beneficial Owners.”

With respect to the Funds that are series of iShares, Inc., no business other than Proposal 1 and Proposal 2 may properly be presented for consideration at the first Meeting, and no business other than Proposal 1 may be properly presented for consideration at the second Meeting. If any procedural matter relating to the Proposals at the Meetings is properly presented at the respective Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

The Fund of which you are a shareholder is named on each proxy card you receive. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card for each Meeting. Even if you plan to attend the Meetings, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you authorize your proxies by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you for EACH Fund you own, which is printed on your proxy cards. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

By calling the live operator, you will be able to vote on all proposals for all Funds that you own simultaneously. If you own shares in more than one Fund, calling the live operator may be the fastest way to vote.

All properly executed proxies received prior to a Fund’s Meetings will be voted at the appropriate Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted at the first Meeting as follows: (i) FOR the approval of the new investment advisory agreement for each Fund in which you own shares and (ii) if applicable, FOR the change in the classification of your Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted at the second Meeting FOR the election of the Director/Trustee nominees listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meetings and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

Photographic identification will be required for admission to the Meetings.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at iShares c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or via email at iSharesETFs@barclaysglobal.com, or by calling toll free at 1-800-474-2737. Copies are also available on www.ishares.com. Copies of the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or this Joint Proxy Statement, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense and delay of further solicitation, we urge you to indicate voting instructions on each enclosed proxy card, and if received by mail, date and sign each proxy card and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted in accordance with the recommendations of the Board. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order to instruct your broker or dealer to vote your shares on any proposal.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

The following chart specifies the Funds whose shareholders will be entitled to vote at each Meeting on each of the proposals being presented for shareholder consideration. The proposals are set forth in each Notice of Special Meeting of Shareholders and are discussed in detail in this Joint Proxy Statement.

FIRST MEETING (“MEETING #1”)

Proposal	Affected Funds	Page Number
Proposal No. 1—To Approve a New Investment Advisory Agreement	All Funds, voting separately	7
Proposal No. 2—To Approve a Change in the Classification of the Fund’s Investment Objective from a Fundamental Policy to a Non-Fundamental Policy

iShares Russell 1000 Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Index Fund

iShares S&P 500 Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P SmallCap 600 Growth Index Fund

iShares Dow Jones U.S. Index Fund

iShares S&P North American Natural Resources Sector Index Fund

iShares S&P North American Technology-Multimedia Networking Index Fund

iShares MSCI Australia Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI Canada Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

		17

	(each Fund voting separately)

SECOND MEETING (“MEETING #2”)

Proposal	Affected Funds	Page Number
Proposal No. 1—To Elect Board Members	All Funds (all Funds of a Company voting together)	19

MEETING #1

BACKGROUND

Description of the Transaction

On June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement (the “Transaction Agreement”) to sell its interest in the Barclays Global Investors asset management business (the “BGI business”), which includes Barclays Global Investors, N.A. (“BGI”) and BGI’s business of advising, sponsoring and distributing exchange-traded funds (the “iShares Business”), to BlackRock, Inc. (“BlackRock”), one of the world’s largest publicly traded investment management firms. BGI operates the iShares Business through several subsidiary companies, including Barclays Global Fund Advisors (the “Adviser”), each Fund’s investment adviser. Assuming the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing, the subsidiaries of Barclays operating the BGI business, including the subsidiaries operating the iShares Business, including the Adviser, will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock, as described in more detail below.

Pursuant to the terms of the Transaction Agreement, BlackRock will acquire BGI for approximately $13.5 billion. As part of the Transaction, Barclays will receive 37.784 million shares of common stock and common stock equivalents in BlackRock worth approximately $6.9 billion (based upon the closing price of BlackRock’s common stock on June 11, 2009) and $6.6 billion in cash. The shares will represent a 4.9% voting interest and approximately an aggregate 19.9% economic interest in the combined company. Under the terms of the Transaction Agreement, Barclays will have certain restrictions on the sale or acquisition of shares in BlackRock and will have the right to maintain its ownership percentage if BlackRock issues additional shares in the future. In addition, John Varley, Barclays Group Chief Executive, and Robert E. Diamond, Jr., Barclays Group President and Chief Executive Officer of Investment Banking and Investment Management, are expected to be nominated to the Board of Directors of BlackRock.

The Transaction is subject to certain regulatory approvals and several other conditions precedent to closing. The closing is expected to take place at the end of 2009.

It is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction. In addition, it is expected that Blake Grossman, Chief Executive Officer of BGI, will serve as a Vice Chairman of the combined company, head of Scientific Investing, and as a member of the Office of the Chairman of the combined company.

At closing, the combined company is expected to be the world’s largest asset management company with more than $3 trillion in assets under management (based on figures as of June 30, 2009) and will have more than 9,000 employees in 24 countries worldwide. The common stock of the combined company will continue to be listed on the New York Stock Exchange, Inc. (the “NYSE”). The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® for risk management, investment system outsourcing and financial advisory services.

BlackRock is independent in ownership and governance, with no single stockholder owning a majority of its stock, and its Board of Directors is comprised of a majority of independent directors. Merrill Lynch & Co., Inc. (“Merrill Lynch”), a wholly-owned subsidiary of Bank of America, and The PNC Financial Services Group, Inc. (“PNC”) own, as of June 30, 2009, approximately 4.6% and 43.9% of BlackRock’s voting common stock, respectively, and approximately 46.3% and 30.8% of BlackRock’s capital stock on a fully diluted basis, respectively. The remaining approximately 22.9% of the capital stock is held by employees and the public. After the closing of the Transaction, it is anticipated that Bank of America, through its subsidiary, Merrill Lynch, Barclays and PNC will own 3.4%, 4.9% and 32.8%, respectively, of BlackRock’s voting common stock and approximately 34.2%, 19.9% and 24.6%, respectively, of BlackRock’s capital stock on a fully diluted basis.

The strategic rationale of the Transaction for BlackRock and Barclays is to bring together the highly complementary strengths of BlackRock and BGI in asset classes, investment products, distribution channels and global platforms and achieve larger operating and financial scale. BlackRock and BGI believe they share similar values and cultures with a commitment to teamwork and excellence and a strong emphasis on performance and regulatory compliance. As one combined company, BlackRock and BGI believe they will have a world-class product offering across virtually all asset classes and will bring an even greater solutions-centered approach to retail and institutional clients. BlackRock believes that BGI’s record of product development, risk analytics and leadership in quantitative investing, indexing, and retirement solutions will complement BlackRock’s expertise in active fund management, tailored solutions, innovative culture and risk management via BlackRock Solutions®. The combined company’s products will include equities, fixed income, cash management and alternative investments, and will offer clients diversified access to global markets through separate accounts, common and collective trust funds, mutual funds, exchange-traded funds, hedge funds, and closed-end funds.

BGI, the Adviser and BlackRock anticipate that the Transaction will benefit them and the Funds in a number of ways, including:

•	Providing the Funds with access to BlackRock’s market-leading investment, risk and systems capabilities;

•

Increasing the scale of the combined companies, potentially providing BlackRock with greater opportunities to deliver the highest quality client service, to attract and retain talented professionals and to enhance the ability to make ongoing reinvestments in the business; and

•

Following the closing of the Transaction, allowing BlackRock potentially to provide a broader product offering across multiple asset classes, which could facilitate a greater range of investment solutions for clients.

The Advisory Agreements

The Adviser currently serves as the investment adviser to each Fund pursuant to an investment advisory agreement with each Company (each, a “Current Advisory Agreement” and together, the “Current Advisory Agreements”). The Transaction, if consummated, will result in the “assignment,” as defined in 1940 Act, of each Current Advisory Agreement. Under the terms of the Current Advisory Agreements, and as required by the 1940 Act, an assignment will result in the automatic termination of each Current Advisory Agreement. As a result, shareholders are being asked to approve a new investment advisory agreement (each, a “New Advisory Agreement” and together, the “New Advisory Agreements”) between each Company, on behalf each Fund, and the Adviser.

In anticipation of the Transaction, the Directors/Trustees have held a number of telephonic and in-person meetings during the past months for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Advisory Agreements. In addition, in preparation for their consideration of the New Advisory Agreements, the Directors/Trustees requested and received comprehensive information from various sources and covering a range of issues about the Transaction and its expected impact on the Funds, their shareholders and the Adviser.

At an in-person meeting held on August 13, 2009, for the reasons discussed below (see “Board Considerations in Approving the New Advisory Agreements” below), the Board, including a majority of the Board members who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors/Trustees”), approved the New Advisory Agreement applicable to each Fund and unanimously recommended its approval by shareholders as being in the best interests of that Fund and its shareholders. The 1940 Act requires that the New Advisory Agreement be approved by each Fund’s shareholders in order for it to become effective. In the event shareholders of a Fund do not approve the New Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of shareholders. The approval of a New Advisory Agreement by the shareholders of one Fund is not contingent upon the approval of a New Advisory Agreement by any other Fund, including Funds that are series of the same Company.

At the August 13, 2009 in-person Board meeting, the Board also approved an interim investment advisory agreement between each Company, on behalf of its Funds, and the Adviser (together, the “Interim Advisory Agreements”) pursuant to Rule 15a-4 under the 1940 Act to take effect upon the consummation of the Transaction in the event that shareholder approval of a New Advisory Agreement has not yet been obtained for any Fund. In reliance on Rule 15a-4, each Interim Advisory Agreement will allow the Adviser to continue performing advisory services with respect to each Fund for a maximum of 150 days following the consummation of the Transaction, while such Funds continue to seek shareholder approval of their New Advisory Agreements. Compensation earned by the Adviser under the Interim Advisory Agreements will be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreements. If shareholders approve the New Advisory Agreement within the 150 day-period, the amount held in the escrow account, including interest, will be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement, the Adviser will be paid the lesser of the costs incurred in performing services under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned. Shareholder approval of the Interim Advisory Agreements is not required by the 1940 Act and is not being sought.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act offers a safe harbor for persons selling advisory businesses from claims that they have sold a fiduciary office (i.e., their investment advisory contractual relationship with the funds they advise) in exchange for compensation in the sale of their business. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser of a registered investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each Company currently satisfies this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, an investment company, other than bona fide ordinary compensation as principal underwriter, or (ii) from an investment company or its security holders for other than bona fide investment advisory or other services.

The parties to the Transaction Agreement have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds.

PROPOSAL 1. TO APPROVE NEW ADVISORY AGREEMENTS

At Meeting #1, you will be asked to approve a New Advisory Agreement for your Fund. A comparison of the proposed New Advisory Agreement and the Current Advisory Agreement is included below. A form of New Advisory Agreement is attached hereto as Appendix G. The date of the Current Advisory Agreement applicable to each Fund, the date on which it was last submitted for approval by shareholders and the date on which it was last approved for continuance by the Board are provided in Appendix B. The approval of one Fund’s New Advisory Agreement is not contingent upon the approval of any other Fund’s New Advisory Agreement, including Funds that are series of the same Company.

The New Advisory Agreement

The Current Advisory Agreements between the Adviser and each of iShares, Inc. and iShares Trust are not identical, although each Current Advisory Agreement contains generally the same provisions as to the nature of the services provided to the Funds. It is proposed that the Funds use this opportunity to both standardize the terms of the agreements used by the Companies and to update the advisory agreements, as necessary. Although the New Advisory Agreements state the Adviser’s duties and obligations to the Funds with greater specificity, the services to be provided by the Adviser are not expected to change in any material respect. Importantly, the proposed fee rate payable to the Adviser by each Fund under its New Advisory Agreement is identical to the fee rate payable by the Fund under its Current Advisory Agreement.

The Adviser and BlackRock have provided information to the Board to support their intention that the same level of advisory and management services will be provided to each Fund by the Adviser under the New Advisory Agreements as are currently provided by the Adviser under the Current Advisory Agreements and that the nature and scope of services provided under the Current Advisory Agreements will continue undiminished under the New Advisory Agreements.

If approved by shareholders of a Fund, a New Advisory Agreement will expire two years from its effective date, unless specifically reapproved in the manner required by the 1940 Act.

Comparison of the Current Advisory Agreements to the New Advisory Agreements

Set forth below is a general description of the key terms of the New Advisory Agreements and a general comparison of those terms to the terms of the Current Advisory Agreements. A copy of the form of the New Advisory Agreement is attached to this Joint Proxy Statement as Appendix G. Please refer to Appendix G for the specific terms of the New Advisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to the Funds under the New Advisory Agreements are the same as the services provided by the Adviser to the Funds under the Current Advisory Agreements. Both the Current Advisory Agreements and the New Advisory Agreements provide that, subject to the supervision of the Board, the Adviser will conduct a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets and will provide certain general management and administrative services to the Funds. The New Advisory Agreements describe with more specificity the services that the Adviser will provide to the Funds. Specifically, under the New Advisory Agreements, the Adviser will be responsible for performing or arranging for the performance of the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. In addition, the Adviser will provide the Funds with office space, facilities, equipment and necessary personnel, and the Adviser, on behalf of the Funds, will conduct relations with service providers, including custodians, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, brokers and dealers. The Adviser will also be responsible for maintaining all books and records required to be maintained under the 1940 Act and rendering reports to the Board as necessary and appropriate. The Adviser currently is performing these services pursuant to the Current Advisory Agreements.

Under each New Advisory Agreement, the Adviser also will continue to be responsible for placing orders for the purchase or sale of securities or other investments with brokers or dealers selected by the Adviser. In placing orders with brokers and dealers, the Adviser is directed to seek to obtain the best price and the most favorable execution of its orders. Consistent with this obligation and in seeking the best overall terms available, the Adviser may select brokers on the basis of the research and other services they provide to a Fund. Subject to the best execution requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and other applicable provisions of law, the Adviser may select brokers and dealers that are affiliated with it or the Funds to effect securities transactions. Each Current Advisory Agreement contains similar provisions regarding the selection of brokers or dealers to execute transactions on behalf of a Fund.

Each New Advisory Agreement provides that the services of the Adviser are not exclusive to the Funds, and the Adviser and its affiliates may render services to others. Each Current Investment Advisory Agreement contains similar provisions.

Retention of a Subadviser. The New Advisory Agreements contain provisions relating to the ability of the Adviser to employ and retain a subadviser to perform some or all of the advisory services. The Current Advisory Agreements do not contain a similar provision. While the Adviser currently does not expect to retain a subadviser to perform advisory services, the inclusion of this express provision provides the Adviser with the flexibility to retain a subadviser should the Adviser and the Board believe the employment of a subadviser is appropriate in the future.

The New Advisory Agreements provide that the retention of an investment subadviser in no way reduces the responsibilities of the Adviser under the New Advisory Agreements and the Adviser is responsible to each Company and each Fund for all acts and omissions of the investment subadviser in connection with the performance by the subadviser of duties for which the Adviser is responsible under the New Advisory Agreement.

Fees. Under the Current Advisory Agreements and the New Advisory Agreements, each Company, on behalf of its Funds, has agreed to pay the Adviser a fee at an annual rate of (i) the aggregate of the average daily value of the Fund’s net assets, or (ii) the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other Funds, as applicable. The proposed advisory fee rates under the New Advisory Agreements are identical to the advisory fee rates payable to the Adviser under the Current Advisory Agreements with respect to all Funds. The New Advisory Agreements require that the Funds pay the Adviser its fee periodically on a schedule approved by the Board, but no less frequently than quarterly. In contrast, the Current Advisory Agreement for iShares Trust requires that the Funds pay the Adviser its fee on a monthly basis and the Current Advisory Agreement for iShares, Inc. requires that the Funds pay the Adviser on a quarterly basis. As a result, the frequency of payment may change under the New Advisory Agreement, as determined by the Board.

Appendix C lists the advisory fee rate described in each Fund’s Current Advisory Agreement and New Advisory Agreement. Amounts paid (after waivers and reimbursements, if any) by each Fund to the Adviser during the Fund’s last fiscal year are shown in Appendix D.

Payment of Expenses. Under the New Advisory Agreements, as is the case under the Current Advisory Agreements, the Adviser will be responsible for all expenses of the Funds with the exception of certain enumerated expenses. The New Advisory Agreements specify that the Funds will be responsible for (i) interest and taxes; (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by a Company in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Independent Directors). The expenses the Funds are responsible for under the New Advisory Agreements are substantially similar to the expenses the Funds are responsible for under the Current Advisory Agreements. The New Advisory Agreements clarify that the Funds bear the costs incurred with respect to the acquisition and disposition of portfolio securities, which have historically been treated as a Fund expense. Additionally, the New Advisory Agreements specifically require that the Funds bear any litigation expense, as determined by a majority of the Independent Directors/Trustees. While the Current Advisory Agreement for iShares, Inc. requires the Funds to bear litigation expenses, the Current Advisory Agreement for iShares Trust does not specifically list litigation expenses as a Fund expense.

Limitation on Liability. Under the New Advisory Agreements, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the New Advisory Agreements, except a loss resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the New Advisory Agreement. Each Current Advisory Agreement includes similar provisions.

Term and Continuance. If approved by shareholders of a Fund, the New Advisory Agreement for the Fund will continue, unless sooner terminated as set forth therein, for a period of two years from the date of execution. Thereafter, if not terminated, each New Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a “majority of the outstanding voting securities” of the Fund, and (ii) the vote of a majority of the Independent Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ and the initial two year period has elapsed for many Funds.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Termination. Each New Advisory Agreement provides for its termination with respect to any Fund, without penalty, (i) by the Board or by vote of holders of a 1940 Act Majority of Fund shares upon sixty (60) days’ written notice to the Adviser, or (ii) by the Adviser upon sixty (60) days’ written notice to the Fund. The Current Advisory Agreement for iShares Trust differs slightly as it may be terminated on not less than thirty (30) days’ and no more than sixty (60) days’ prior written notice by the parties, and the Current Advisory Agreement for iShares, Inc. may be terminated on sixty (60) days’ prior written notice by the parties. As with the Current Advisory Agreements, the New Advisory Agreements for each Fund also will terminate automatically in the event of their assignment.

Other Differences. The New Advisory Agreements contain representations and covenants of the Adviser and the Companies, on behalf of the Funds. These representations and covenants, although not included in the Current Advisory Agreements, are common in advisory agreements of this type. In addition, each New Advisory Agreement also makes clear that such Agreement is made by the Company, on behalf of its Funds, pursuant to authority granted by the Directors/Trustees, and the obligations created by the New Advisory Agreement are not binding on any of the Directors/Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Company.

Each New Advisory Agreement includes a provision regarding the use of the “iShares” name. While the Current Advisory Agreement for iShares, Inc. includes such a provision, the Current Advisory Agreement for iShares Trust does not. Under the New Advisory Agreements, the Adviser consents to the Companies’ and the Funds’ use of the “iShares” name; however, the use of the iShares name is conditioned upon the continued employment of the Adviser, its successor or any affiliate as the investment adviser to the Fund using the name.

Information about the Adviser

The Adviser is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned indirect subsidiary of BGI, which in turn is currently an indirect subsidiary of Barclays. BGI is located at 400 Howard

Street, San Francisco, CA 94105 and Barclays is located at 1 Churchill Place, London E14 5HP, United Kingdom. As of June 30, 2009, BGI and its affiliates, including the Adviser, provided investment advisory services for assets in excess of $1.68 trillion. BGI, the Adviser, Barclays and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds may also invest. The names and principal occupations of the directors and officers of the Adviser are set forth in Appendix F. Following the closing of the Transaction, it is expected that the Adviser will be a subsidiary of BlackRock.

The Adviser provides investment advisory services to certain other registered funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix E lists such other registered mutual funds advised by the Adviser, the net assets of those funds, and the management fees the Adviser received from those funds during the fiscal years ended on the dates noted.

Information about BlackRock

BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is one of the world’s largest publicly traded investment management firms. As of June 30, 2009, BlackRock’s assets under management were approximately $1.373 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® for risk management, investment system outsourcing and financial advisory services. Headquartered in New York City, BlackRock has employees in 21 countries and a major presence in key global markets, including the U.S., Europe, Asia, Australia and the Middle East.

Board Considerations in Approving the New Advisory Agreements

The New Advisory Agreements were approved by the Board on behalf of each Fund after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below. Each Company’s Board authorized the submission of the New Advisory Agreement for consideration by the Fund’s shareholders in this Joint Proxy Statement.

At an in-person Board meeting held on August 13, 2009, the Board, including the Independent Directors/Trustees, unanimously approved each New Advisory Agreement between each Company, on behalf of its Funds, and the Adviser.

The Approval Process. At telephonic and in-person meetings held in June, July and August of this year, the Board, including the Independent Directors/Trustees, discussed the Transaction and the New Advisory Agreements for the Funds.

In preparation for their consideration of the New Advisory Agreements, the Directors/Trustees received, in response to a written due diligence request prepared by the Board and its independent counsel and provided to BlackRock, BGI and the Adviser, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the August 13, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreements, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition, and the Adviser provided materials and information about the Transaction. In addition, the Independent Directors/Trustees consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In June 2009, the Board had performed a full annual review of, or initially approved, as applicable, the Current Advisory Agreement for each Fund (other than the iShares S&P Emerging Markets Infrastructure Index

Fund (“EMIF”) and the iShares MSCI All Peru Capped Index Fund (“EPU”), whose Current Advisory Agreements were not required to be approved at the June meeting) as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser, determined that the nature, extent and quality of the services provided by the Adviser under the Current Advisory Agreements were appropriate. The Board also determined that the advisory fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)), and such other circumstances as the Directors/Trustees considered relevant in the exercise of their reasonable judgment. The Board approved the Current Advisory Agreements, other than the Current Advisory Agreements for EMIF and EPU, on June 17, 2009. EMIF and EPU, which commenced operations on June 16, 2009 and June 19, 2009, respectively, did not operate for a meaningful period of time prior to the June 2009 and August 2009 Board meetings to provide a basis for the Board to consider the Funds’ performance history and information relating to the profitability of the Adviser, economies of scale and other benefits to the Adviser and its affiliates under the Funds’ Current Advisory Agreements, although certain of these matters had been considered in connection with the initial approvals of their Current Advisory Agreements. In addition, the Board had previously considered these Funds’ expenses in connection with the initial approvals of these Funds’ Current Advisory Agreements, which information had, as of the August 2009 Board meeting, not changed materially since such initial approvals. Accordingly, for these Funds references below to the June 2009 Board meeting generally refers to the initial approval considerations, which are consistent with those discussed below for the other Funds.

In advance of the June 2009 Board meeting, the Board requested and received materials specifically relating to each Fund’s Current Advisory Agreement. These materials were prepared for each Fund, and included information (i) compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (ii) prepared by the Adviser discussing market conditions generally; (iii) on the profitability to the Adviser of the Current Advisory Agreements and other payments received by the Adviser and its affiliates from the Funds; and (iv) provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

At the June 17, July 29 and August 13, 2009 Board meetings, the Directors/Trustees discussed with representatives of BGI, the Adviser and BlackRock, the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding the Adviser and the Funds. At these Board meetings, representatives of BGI, the Adviser and BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of the Adviser in connection with the Transaction, including the anticipated senior management structure of the Adviser following the completion of the Transaction. The Independent Directors/Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Directors/Trustees met in executive sessions with their independent legal counsel at the June, July and August 2009 Board meetings to consider the Transaction, its expected impact on the Adviser and the Funds, and the New Advisory Agreements.

In connection with the Board’s review of the New Advisory Agreements, BGI, the Adviser and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including portfolio management and compliance services;

•

that the Adviser and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction;

•	that it is expected that substantially all of the current employees of the Adviser will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction;

•

that the Funds may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Funds are expected to continue to be sold through existing distribution channels;

•	that the Funds will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•	that the parties to the Transaction Agreement have agreed to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds;

•

that Barclays or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreements and all costs of seeking shareholder approval of the New Advisory Agreements; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Fund shareholders.

The Board did not identify any particular information that was all-important or controlling, and each Director/Trustee may have attributed different weights to the various factors discussed below. The Directors/Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In their deliberations, the Directors/Trustees considered information received in connection with their most recent approval or continuation of each Current Advisory Agreement at the June 2009 Board meeting, in addition to information provided by BGI, the Adviser and BlackRock regarding BlackRock and the Transaction, in connection with their evaluation of the terms and conditions of the New Advisory Agreements. The Directors/Trustees, including a majority of the Independent Directors/Trustees, concluded that the terms of the New Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Advisory Agreements should be approved and recommended to Fund shareholders. In voting to approve the New Advisory Agreement in respect of each Fund, the Board considered in particular the following factors (the Board also considered substantially the same factors and drew substantially the same conclusions in their approval of the Interim Advisory Agreements):

The nature, extent and quality of services to be provided by the Adviser and its affiliates—In connection with their consideration of the New Advisory Agreements, the Board considered representations by the Adviser, BGI and BlackRock that there would be no diminution in the scope of services required of or provided by the Adviser under the New Advisory Agreement for each Fund as compared to the scope of services provided by the Adviser under the Current Advisory Agreement. In reviewing the scope of these services at the June and August 2009 Board meetings, the Board considered the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates have committed significant resources over time, including over the past year, including investments in technology and increasing the number of their employees supporting the Funds. The Board also considered the Adviser’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Adviser reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that these reports and discussions will continue following the consummation of the Transaction. In addition to the above considerations, the Board considered the Adviser’s investment processes and strategies, and matters related to the Adviser’s portfolio transaction policies and procedures. The Board further took into account that, with respect to most of the Funds, the Adviser does not serve as investment adviser for other series of registered investment companies with substantially similar investment objectives and strategies; therefore, directly comparable performance information was generally not available for most Funds. The Board also considered each Fund’s record of performing in accordance with its investment objective.

In connection with the investment advisory services to be provided under the New Advisory Agreements, the Board took into account detailed discussions with representatives of the Adviser at the June 2009 Board meeting and at prior Board meetings regarding the management of each Fund. In addition to the investment advisory services to be provided to the Funds, the Board, at the August 2009 Board meeting, considered that the Adviser also will continue to provide management and administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds, and that these services were expected to be consistent with the services the Adviser currently performs under the Current Advisory Agreements.

The Board noted the representations of the Adviser, BGI and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of the Adviser in managing the Funds. The Board also considered that the Funds and their shareholders may benefit from having direct access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction and its lines of business. The Board also discussed the Adviser’s anticipated financial condition following the completion of the Transaction. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with its own Board of Directors and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC, are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the June, July and August 2009 Board meetings and prior Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreements compared with the services provided by the Adviser under the Current Advisory Agreements and that the Board expects that the quality of such services will continue to be appropriate.

Funds’ expenses and performance of the Funds—The Board received and reviewed statistical information prepared by Lipper at the June 2009 meeting and also received information at prior meetings regarding the expense ratio components of the Funds, including advisory fees, waivers and reimbursements, and gross and net total expenses, in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising a Fund’s peer group pursuant to Lipper’s proprietary methodology and, for certain Funds, registered investment companies that would otherwise have been excluded from Lipper’s comparison group due to certain differentiating factors, but were nonetheless included at the request of the Adviser (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by most of the Funds, the Lipper Groups sometimes included mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to certain Funds.

The Board noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the Funds in their Lipper Groups with respect to the Current and New Advisory Agreements. The Board took into account that the fee rates for each Fund under the New Advisory Agreements are identical to the fee rates under the respective Current Advisory Agreements. Further, the Board noted that representatives of the Adviser and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction.

In addition to reviewing the fees and expenses, the Board noted that it regularly reviews each Fund’s performance and at the June 2009 meeting reviewed statistical information prepared by Lipper regarding the performance of each Fund for the quarter-end, one-, three-, five- and ten-year periods, as applicable, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Groups track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of the relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their performance benchmark indices over the relevant periods. In considering this information, the Board took into account that the Lipper Groups include funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indices. This comparative performance information was also considered by the Board. The Board considered the Adviser’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Funds could not be predicted.

Based on this review, the Board had concluded that the investment advisory fee rates and expense levels and the historical performance of each Fund, as compared to the investment advisory fee rates and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Current Advisory Agreements and concluded that these comparisons continued to be satisfactory for the purpose of approving the New Advisory Agreements.

Cost of services provided and profits realized by the Adviser from the relationship with each Fund—The Board considered that at the June 2009 Board meeting and at prior meetings, it had reviewed information about the profitability of the Adviser with respect to the Funds based on the fees payable to the Adviser and its affiliates (including fees under the Current Advisory Agreements), and all other sources of revenue and expense to the Adviser and its affiliates from the Funds’ operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Companies (including any securities lending by the Funds). The Board also discussed the Adviser’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below).

In evaluating the costs of the services to be provided by the Adviser under the New Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreements are similar to the Current Advisory Agreements, including the fact that the fee rates under the Agreements are identical and that representatives of the Adviser and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction. It was noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds. Potential cost savings had been described by BlackRock representatives that may be achieved by BlackRock immediately following the Transaction, but even if all of such savings were realized by the Adviser in connection with the management of the Funds, the Adviser’s profitability in respect of the Funds was not expected to increase in a significant respect. The Adviser, BlackRock and the Board discussed how profitability will be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered funds. The Board expects to receive profitability information from the Adviser on at least an annual basis following the completion of the Transaction and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale—In connection with its review of the Funds’ profitability analysis at the June 2009 meeting, the Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets. At the June 2009 Board meeting, the Board also reviewed the Adviser’s historic profitability as investment adviser to the iShares fund complex and noted that the Adviser had continued to make significant investments in the iShares fund complex, that expenses had grown at a pace similar to the growth in revenue, and that the Adviser had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. The Board further noted that the Current and New Advisory Agreements provide for breakpoints in certain Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other Funds, increase and that breakpoints were implemented the previous year for certain Funds. The Board noted that for certain other Funds, the Current and New Advisory Agreements do not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase; however, the Board further noted that possible future economies of scale for those Funds had, in many cases, been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders may have received from a fee structure with declining breakpoints where the initial fee was higher. At the June 2009 Board meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates, with the breakpoints for certain Funds, reflected appropriate sharing of economies of scale with the Funds’ shareholders.

The Board noted representations from the Adviser and BlackRock that the Adviser will continue to make significant investments in the iShares fund complex and the infrastructure supporting the Funds. The Board determined that changes to the fee structure were not currently necessary and that the Funds appropriately participate in economies of scale. For more information about the fees paid by the Funds, please see Appendices C and D, which list the rate of compensation described in each Fund’s Current Advisory Agreement and New Advisory Agreement, and the amount paid to the Adviser for each Fund’s most recent fiscal year, respectively. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale. The Board expects to consider economies of scale on at least an annual basis following completion of the Transaction and thus be in a position to evaluate additional economies of scale, if any.

Fees and services provided for other comparable funds/accounts managed by the Adviser and its Affiliates—At the June 2009 Board meeting, the Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Current Advisory Agreements in comparison to the investment advisory/management fee rates for other funds/accounts for which the Adviser or BGI provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparable investment advisory/management fee information was not available for many of the Funds, as the Adviser and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as many of the Funds. The Board noted, however, that the Adviser provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Furthermore, in reviewing the comparative investment advisory/management fee information for the Funds for which such information was available, the Board considered the general structure of investment advisory/management fees in relation to the nature and extent of services provided to the Funds in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Funds and the Other Accounts under differing regulatory requirements and client guidelines. The Board noted that the investment advisory fee rates under the Current Advisory Agreements for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts for which the Adviser or BGI provides investment advisory/management services, but that the differences appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rates under the Current and New Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Current and New Advisory Agreements are fair and reasonable.

Other benefits to the Adviser and its affiliates, including fall-out benefits—In evaluating the fall-out and any other ancillary benefits received by the Adviser under the Current Advisory Agreements, the Board reviewed any ancillary revenue received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser or its affiliates, such as any payment of revenue to BGI, each Company’s current securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to the Adviser and BGI in connection with any investments by the Funds in other funds for which the Adviser provides investment advisory services and/or BGI provides administration services. The Board noted that while revenue to BGI in connection with securities lending agency services to the Funds increased overall as against the previous year, overall revenue increased by approximately the same percentage as overall expenses. The Board noted that the Adviser does not use soft dollars or consider the value of research or other services that may be provided to the Adviser (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through an affiliate of the Adviser or purchased from an underwriting syndicate in which an Adviser affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty at this time, and the Board indicated that it would continue to evaluate them going forward.

Conclusion—The Board examined the totality of the information they were provided at the June, July and August 2009 Board meetings, and information they received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to unanimously approve the New Advisory Agreements.

Shareholder Approval

To become effective, a New Advisory Agreement must be approved by the vote of a 1940 Act Majority of the Fund’s shares to which the New Advisory Agreement relates.

Recommendation of the Board of Directors/Trustees

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF ITS NEW ADVISORY AGREEMENT.

PROPOSAL 2. TO APPROVE A CHANGE IN THE CLASSIFICATION OF THE FUND’S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY.

iShares Russell 1000 Index Fund	iShares MSCI Australia Index Fund
iShares Russell Midcap Growth Index Fund	iShares MSCI Brazil Index Fund
iShares Russell Midcap Index Fund	iShares MSCI Canada Index Fund
iShares S&P 500 Index Fund	iShares MSCI EMU Index Fund
iShares S&P Europe 350 Index Fund	iShares MSCI France Index Fund
iShares S&P Global Energy Sector Index Fund	iShares MSCI Germany Index Fund
iShares S&P Global Healthcare Sector Index Fund	iShares MSCI Hong Kong Index Fund
iShares S&P Global Technology Sector Index Fund	iShares MSCI Japan Index Fund
iShares S&P Latin America 40 Index Fund	iShares MSCI Malaysia Index Fund
iShares S&P MidCap 400 Index Fund	iShares MSCI Pacific ex-Japan Index Fund
iShares S&P SmallCap 600 Growth Index Fund	iShares MSCI Singapore Index Fund
iShares Dow Jones U.S. Index Fund	iShares MSCI South Korea Index Fund
iShares S&P North American Natural Resources Sector Index Fund	iShares MSCI Spain Index Fund iShares MSCI Switzerland Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund	iShares MSCI Taiwan Index Fund iShares MSCI United Kingdom Index Fund

Shareholders of the above-named Funds are being asked to approve the reclassification of the investment objective of their Fund as a non-fundamental investment policy.

In general, each Fund listed above currently has an investment objective to seek investment results that generally correspond to a specified underlying index. This investment objective is deemed to be a fundamental investment policy by each Fund listed above. A “fundamental” investment policy is a policy that cannot be changed without the approval of the vote of a 1940 Act Majority of the shares of the Fund to which the policy relates.

At the Board meeting held on August 13, 2009, based on the recommendation of the Adviser, the Board determined that it was in the best interest of each Fund listed above and its shareholders to change the classification of each such Fund’s investment objective from a fundamental policy to a non-fundamental policy. The Funds that are the subject of this proposal are currently the only Funds within either Company whose investment objectives are deemed fundamental. The proposal to reclassify these objectives as non-fundamental investment policies is intended to promote consistency across all Funds. Additionally, designating each Fund’s investment objective as a non-fundamental investment policy will provide the Adviser and the Board with flexibility to respond to changing conditions in a manner they deem to be in the best interests of the Funds and their shareholders without the Funds incurring the cost of a proxy solicitation.

The proposed reclassification will not result in changes to a Fund’s current investment objective unless changes are approved by the Board at some point in the future. The Adviser and the Board currently do not plan to make any modifications to the Funds’ investment objectives. Moreover, the Adviser does not intend to alter the way in which it manages any of the Funds as a result of this proposal and does not expect that the proposal will affect the investment risk associated with the Funds. Should shareholders of the relevant Funds approve this proposal, each Fund would continue to be managed subject to the same investment objective, strategies, and policies expressed in each Fund’s current prospectus, as well as the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder. Should shareholders approve this proposal, the Board would be able to change the investment objective of a Fund without shareholder approval.

In the event that the proposal is not approved by the shareholders of a particular Fund, that Fund’s investment objective will continue to be a fundamental investment policy, which may not be changed without shareholder approval.

Shareholder Approval

To become effective, this proposal must be approved by the vote of a 1940 Act Majority of the shares of the Fund to which it relates.

Recommendation of the Board of Directors/Trustees

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” THE APPROVAL OF THE CHANGE IN THE CLASSIFICATION OF THE FUND’S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY.

MEETING #2

PROPOSAL 1. TO ELECT BOARD MEMBERS

At a separate Meeting, Meeting #2, shareholders of each Fund are being asked to elect Directors/Trustees to the Board of each Company. The Board has nominated the individuals listed below for election as Directors/Trustees, each to hold office until his or her resignation or removal. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. Each nominee currently serves as a Director/Trustee of each Company, with the exception of Robert S. Kapito.

The Nominating and Governance Committee (the “Nominating Committee”) of each Company reviewed the qualifications, experience and background of each nominee. Based upon this review, the Nominating Committee determined that nominating the incumbent Directors/Trustees would be in the best interests of the shareholders of each Company.

At a meeting held on August 13, 2009, the Board received the recommendations of the Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbent Directors/Trustees, the Board voted to nominate each of the incumbent Directors/Trustees for election as Directors/Trustees. At a meeting held on August 31, 2009, the Board received the recommendation of the Nominating Committee that Robert S. Kapito be nominated as a Director/Trustee of each Company. After discussion and consideration of, among other things, the background of Mr. Kapito, the Board voted to nominate Mr. Kapito for election. If approved by shareholders of iShares Inc., each nominee will serve as a member of the Board of Directors of iShares, Inc. and, if approved by shareholders of iShares Trust, each nominee will serve as a member of the Board of Trustees of iShares Trust. The nominees for iShares, Inc. and iShares Trust are identical. Each nominee has consented to being named in this Joint Proxy Statement. None of the nominees is related to any other. The Board currently has no reason to believe that any nominee will become unavailable for election as a Director/Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. With the exception of Mr. Kapito, each nominee’s term of office will commence, if such nominee is properly elected, immediately upon election. Mr. Kapito’s term of office will commence, if he is properly elected, only upon the consummation of the Transaction. Each nominee will be elected to hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

If the nominees are elected by shareholders, at least 75% of the Board’s members will be Independent Directors/Trustees. A nominee is deemed to be “independent” to the extent the nominee is not an “interested person” of iShares Trust or iShares, Inc., as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Nominee”). The Independent Nominees are George G.C. Parker, J. Darrell Duffie, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert H. Silver. Mr. Martinez has been considered an Independent Director/Trustee since August 13, 2009 and the Board nominated Mr. Martinez as an Independent Nominee after considering the period of time that has passed since his former affiliation with BGI prior to 2002 and the Board’s experience with Mr. Martinez since he joined the Board in 2003.

Lee T. Kranefuss is considered to be an “interested person” of the Funds because of his affiliation with the Adviser through his employment with BGI and is an interested nominee, and Robert S. Kapito is considered to be an “interested person” because of his affiliation with BlackRock and is an interested nominee (the “Interested Nominees”). Interested Nominees generally are understood to be designees of the Adviser or BlackRock based on their employment or other relationships with the Adviser or BlackRock. If the nature or extent of an Interested Nominee’s role with the Adviser or BlackRock were to change (including after the completion of the Transaction), it is possible that he may be requested to, or he may otherwise decide to, resign from his positions with the Companies.

Information Regarding Nominees for Election

The following table sets forth certain information regarding each nominee.

Name, Age and Address(1)	Position with each Company and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen or to be Overseen(5)	Other Directorships Held Outside Fund Complex by Nominee
Independent Nominees:
George G.C. Parker (70)	Trustee since 2000 for iShares Trust and Director since 2002 for iShares, Inc.; Lead Independent Director/Trustee (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	179 Funds	Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

J. Darrell Duffie (55)	Director/Trustee (since 2008 for each Company).	Professor, Stanford University: Graduate School of Business (since 1984).	179 Funds	Director of Moody’s Corporation (since 2008).

Cecilia H. Herbert (60)	Director/Trustee (since 2005 for each Company).	Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance (2006-2007) and Investment Committees (since 2006) of the Thacher School.	179 Funds	Advisory Board Member of Forward Funds (since 2009).

Charles A. Hurty(2) (65)	Director/Trustee (since 2005 for each Company).	Retired; Partner, KPMG LLP (1968-2001).	179 Funds

Director of ProMark Absolute Return Strategies Fund, LLC (1 portfolio)(since

2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio)(since 2002); Director of CSFB Alternative Investments Fund (6 portfolios)(since 2005).

Name, Age and Address(1)	Position with each Company and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen or to be Overseen(5)	Other Directorships Held Outside Fund Complex by Nominee
John E. Kerrigan (54)	Director/Trustee (since 2005 for each Company).	Chief Investment Officer, Santa Clara University (since 2002).	179 Funds	None.

John E. Martinez (48)	Director/Trustee (since 2003 for each Company).	Director, EquityRock Capital Management (since 2005); Director, Larkin Street Youth Services (since 2003).	179 Funds	Chairman, Independent Review Committee of the iShares Canada Funds (since 2007).

Robert H. Silver (54)	Director/Trustee (since 2007 for each Company).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (2006-2009); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	179 Funds	None.

Name, Age and Address(1)	Position with each Company and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen or to be Overseen(5)	Other Directorships Held Outside Fund Complex by Nominee
Interested Nominees:
Robert S. Kapito(3) (52)	None	President and Director, BlackRock, Inc. since 2006 and 2007, respectively; Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group since its formation in 1998 and BlackRock’s predecessor entities since 1988; Trustee, University of Pennsylvania since 2009; Chairman, Hope & Heroes Children’s Cancer Fund since 2002; President of the Board of Directors, Periwinkle Theatre for Youth since 1983.	179 Funds	Director of BlackRock, Inc.

Lee T. Kranefuss(4) (47)	Director/Trustee and Chairman (since 2003 for each Company)	Non-Executive Chairman, iShares (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of BGI (2008-2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005-2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2005); Director of the Adviser (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director and Chairman of Barclays Global Investors Services (since 2005).	205 Funds	Trustee of Barclays Global Investors Funds and Master Investment Portfolio (since 2001).

(1)

With the exception of Mr. Kapito, the address of each nominee is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., 40 East 52nd Street, New York, NY 10022.

(2)	Charles A. Hurty is the Chairman of the Audit Committee of each Company.
(3)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Companies due to his affiliation with BlackRock.
(4)	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Companies due to his affiliation with the Adviser and BGI.
(5)	The “Fund Complex” includes the Companies, Master Investment Portfolio, and Barclays Global Investors Funds.

Board and Committee Meetings

Each Independent Director/Trustee serves on the Audit Committee and the Nominating Committee of each Board. (Mr. Martinez was not a member of these Committees prior to August 13, 2009.) The number of times the Board met, including regularly scheduled and special meetings, with respect to each Company is included in Appendix J. With the exception of Messrs. Duffie and Kranefuss, each of the incumbent Directors/Trustees attended at least 75% of all of the Board and Committee meetings held during each Company’s most recently completed fiscal year.

Audit Committee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of each Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) by assuming such other responsibilities as may be delegated by the Board. The number of times the Audit Committee met with respect to each Company is included in Appendix J.

Nominating and Governance Committee. The Nominating Committee nominates individuals for Independent Director membership on the Board. The Nominating Committee’s functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director/Trustee; (ii) recommending to the Board and current Independent Directors/Trustees the nominee(s) for appointment as an Independent Director/Trustee by the Board and current Independent Directors/Trustees and/or for election as Independent Directors/Trustees by shareholders to fill any vacancy for a position of Independent Director(s)/Trustee(s) on the Board; (iii) recommending to the Board and current Independent Directors/Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director/Trustee to the Board and current Independent Directors/Trustees to serve as Lead Independent Director/Trustee; (v) periodically reviewing the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors/Trustees for their services as Directors/Trustees, members or chairpersons of committees of the Board, Lead Independent Director/Trustee, Chairperson of the Board and any other positions as the Nominating Committee considers appropriate. The Nominating Committee currently has not adopted a policy to consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The number of times the Nominating Committee met with respect to each Company is included in Appendix J.

Committee Charters. A copy of each of the Audit Committee Charter and the Nominating Committee Charter is included in Appendix L and Appendix M, respectively.

General Information Regarding the Board

Director/Trustee Attendance at Meetings. Neither Company has a policy on Director/Trustee attendance at special meetings of shareholders.

Compensation. Each Company pays each Independent Director/Trustee an annual fee of $90,000 for meetings of each Board attended by the Director/Trustee; also each Company pays Charles Hurty an annual fee of $20,000 for service as the chairperson of each Board’s Audit Committee and George G. C. Parker an annual fee of $25,000 for service as each Board’s Lead Independent Director/Trustee. During the period January 1, 2008 through December 31, 2008, each Company paid each Director/Trustee (other than Mr. Kranefuss), an annual fee of $90,000 for meetings of the Board attended by the Director/Trustee; also each Company paid Charles Hurty an annual fee of $20,000 for service as the chairperson of each Board’s Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Director/Trustee. Each Company also reimburses each Director/Trustee for travel and other out-of-pocket expenses incurred by him or her in connection with attending such meetings. Information relating to compensation paid to the Directors/Trustees for each Fund’s most recent fiscal year is set forth in Appendix H.

Equity Securities Owned by the Nominees. Information relating to the amount of equity securities of each Fund owned by the Nominees as of June 30, 2009 is set forth in Appendix I.

As of December 31, 2008, no Independent Director/Trustee (or his or her immediate family members) owned securities of the Adviser or SEI Investments Distribution Co., each Fund’s principal underwriter (the “Distributor”) or securities in an entity controlling, controlled by or under common control with the Adviser or the Distributor (not including the Funds). As of July 31, 2009, no Independent Director/Trustee (or his or her immediate family members) owned securities of BlackRock or securities in an entity controlling, controlled by or under common control with BlackRock (not including registered investment companies advised by BlackRock or its affiliates).

As of June 30, 2009, the nominees and current Directors/Trustees and officers of each Company, collectively, beneficially owned less than 1% of the total outstanding shares of each Fund.

Each Company, Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are currently considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. With the exception of Lee T. Kranefuss, no nominee serves on the board of trustees of MIP or BGIF.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act as applied to the Companies, requires each Company’s officers, Directors/Trustees, investment adviser, affiliates of the investment adviser and persons who beneficially own more than 10% of a registered class of a Company’s outstanding securities (“Fund Insiders”), to file reports of ownership of a Company’s securities and changes in such ownership with the SEC and the NYSE. Under SEC interpretation and pursuant to specified conditions, Fund Insiders of exchange-traded funds such as the Funds, are not required to file reports under Section 16(a) of the 1934 Act.

Shareholder Approval

The affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each nominee to the Board of each Company. The votes of each Fund that are series of the same Company will be counted together with respect to the election of the nominees to the Board of that Company and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Company.

Recommendation of the Board of Directors/Trustees

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

INFORMATION REGARDING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm. The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”), located at Three Embarcadero Center, San Francisco, CA 94111, to serve as the independent registered public accounting firm for each Fund. Representatives of PwC are not expected to be present at the Meeting.

Disclosure of Fees. Appendix K sets forth for each Fund’s two most recent fiscal years, the fees billed by PwC for all audit and non-audit services provided directly to the Fund. The fee information in Appendix K is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Board Consideration of Non-Audit Services. Each Company’s Audit Committee has considered whether the provision of non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (“Adviser Affiliate”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining PwC’s independence, and has determined that the provision of these services do not compromise PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. Each Company’s Audit Committee Charter, as most recently amended in June 2009, provides that the Audit Committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Funds’ financial statements. The Audit Committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Funds or any Adviser Affiliate that provides ongoing services to the Funds, if the engagement relates directly to the Funds and the operations and financial reporting of the Funds, and the fee for such services are $25,000 or higher. The services described above that were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were pre-approved as required. None of the hours expended on the principal accountant’s engagement to audit each Fund’s financial statements for each Fund’s most recently completed fiscal year ended were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees. The aggregate non-audit fees billed by PwC for services rendered to the Companies, and rendered to the Adviser Affiliates for the fiscal years ended December 31, 2008 and December 31, 2007 were $395,000 and $400,000, respectively.

ADDITIONAL INFORMATION ABOUT THE MEETINGS

Expenses and Methods of Proxy Solicitation. The expenses of the preparation, printing and mailing of each enclosed proxy card, each accompanying Notice and this Joint Proxy Statement will be borne by Barclays or its affiliates. Barclays or its affiliates will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telefax or personal interview by representatives of the Funds, as well as by financial services firms or their representatives, who will receive no extra compensation for their services. If, by the time scheduled for a Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the Chairman of the applicable Meeting or, if a shareholder vote is called, the shareholders who are present at the applicable Meeting in person or by proxy, may adjourn the applicable Meeting to permit further solicitation of proxies from shareholders. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the applicable Meeting for up to 120 days after the original record date for that Meeting with respect to Funds that are series of iShares, Inc. and for up to 180 days after the original record date for that Meeting with respect to Funds that are series of iShares Trust. The Companies, on behalf of the Funds, have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 60 Research Road, Hingham, MA 02043, and D.F. King & Co., Inc. (“D.F. King”), 48 Wall Street, New York, NY 10005, to assist in the solicitation and tabulation of proxies. It is anticipated that Broadridge and D.F. King will together be paid approximately $12,000,000 for such solicitation services (including reimbursements of out-of-pocket expenses). As stated above, these costs will be borne by Barclays or its affiliates.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder may be asked to provide his or her full name, address, certain other information and the number of shares owned and to confirm that the shareholder has received the Joint Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum. For the first Meeting a quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at that Meeting, present in person or by proxy. For the second Meeting a quorum with respect to a Company is constituted by one-third of the Company’s shares outstanding and entitled to vote at that Meeting, present in person or by proxy. If a quorum is not present or a quorum is present but sufficient votes to approve each proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s (or Company’s for the second Meeting) shares represented at the applicable Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” a proposal against such adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes, if any, will be treated as shares that are present at the applicable Meeting. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on a proposal in this Joint Proxy Statement with respect to any Fund prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The Board also may postpone a Meeting of shareholders prior to the applicable Meeting with notice to the shareholders entitled to vote at or to receive notice of that Meeting.

Voting Requirements. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” Proposal 1 and Proposal 2 at Meeting #1 and if no direction is indicated, the votes will be cast “FOR” ALL Nominees at Meeting #2.

Meeting #1: Proposals 1 and 2. Assuming a quorum is present at each Meeting, approval of Proposal 1 and Proposal 2 at Meeting #1 will require the affirmative vote of a 1940 Act Majority of each Fund’s shares with respect to each proposal.

Meeting #2: Proposal 1. Assuming a quorum is present at each Meeting, approval of Proposal 1 at Meeting #2 will require the affirmative vote of a plurality of the votes cast at the Meeting for each nominee. The votes of each Fund that are series of the same Company will be counted together with respect to the election of the nominees to the Board of that Company and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Company.

Broker Non-Votes and Abstentions. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares before each Meeting. The Funds understand that, under the rules of the NYSE, in certain non-routine matters, such as the approval of the New Advisory Agreements (Proposal 1 at Meeting #1) and the change in the classification of certain Funds’ investment objective (Proposal 2 at Meeting #1), a broker member may not authorize any proxy without instructions from the customer. In contrast, beneficial owners who do not return a proxy card may have their shares voted by broker-dealer firms in respect of Proposal 1 at Meeting #2 (the election of Directors/Trustees). Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to the proposal to approve the New Advisory Agreements (Proposal 1 at Meeting #1) and the proposal to approve the change in the classification of certain Funds’ investment objective (Proposal 2 at Meeting #1), broker non-votes and abstentions will have the same effect as a vote against the proposal, although they will be considered present for purposes of determining the presence of a quorum at the Meeting. However, broker non-votes and abstentions will not have an effect on the proposal to elect the Board of Directors/Trustees (Proposal 1 at Meeting #2).

Other Matters. Management knows of no other matters to be presented at the Meetings. Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, with respect to the Funds that are series of iShares, Inc., other than procedural matters relating to Proposal 1 and Proposal 2 at Meeting #1 and Proposal 1 at Meeting #2, no other business may properly come before either Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of a Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their judgment acting in the best interests of the Fund.

With respect to Funds that are series of iShares Trust, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters, acting in the best interests of the Fund.

Distributor. SEI Investments Distribution Co., each Fund’s principal underwriter, is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Funds. State Street’s principal address is One Lincoln Street, Boston, MA 02111.

Delivery of Proxy Materials. A single Joint Proxy Statement and Notices of Special Meetings of Shareholders will be delivered to two or more shareholders who share an address, unless the Funds have received contrary instructions from one or more shareholders. The Funds will furnish, without charge, upon request, a separate copy of the Joint Proxy Statement and Notices of Special Meetings of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Joint Proxy Statement and Notices of Special Meetings of Shareholders may contact their broker-dealer in order to receive a single copy of any future proxy statement or notice.

Shareholder Proposals. The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2009. The Directors/Trustees will call a special meeting of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of shareholders entitled to cast not less than one-third of all votes of that Fund entitled to be cast at such meeting.

Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Company Secretary at: 400 Howard Street, San Francisco, California 94105, Attention: Eilleen M. Clavere, referencing the name of the particular Fund. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Communications with the Board. Shareholders of a Fund who wish to send communications to the Board or a specified Director/Trustee should submit the communication in writing to the attention of the Company Secretary at: 400 Howard Street, San Francisco, California 94105, Attention: Eilleen M. Clavere, identifying the correspondence as intended for the Board or a specified Director/Trustee.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards of Directors/Trustees,

Eilleen M. Clavere

Secretary

iShares, Inc.

iShares Trust

Dated: September 4, 2009

Defined terms used in these Appendices and not otherwise defined shall have the same meanings attributed thereto in the Joint Proxy Statement to which these Appendices are attached.

Appendix A

Information Pertaining to each Fund

The following table shows (i) shares outstanding of each Fund as of the Record Date; and (ii) the net assets of each Fund as of the Record Date.

Fund	Shares Outstanding	Net Assets
iShares, Inc.
iShares MSCI Australia Index Fund	77,800,000	$1,543,444,713.80
iShares MSCI Austria Investable Market Index Fund	7,300,000	$150,292,064.20
iShares MSCI Belgium Investable Market Index Fund	4,400,000	$53,653,415.20
iShares MSCI Brazil Index Fund	152,650,000	$9,209,790,165.95
iShares MSCI BRIC Index Fund	13,250,000	$512,107,372.25
iShares MSCI Canada Index Fund	100,800,000	$2,443,120,444.80
iShares MSCI Chile Investable Market Index Fund	6,800,000	$314,885,900.00
iShares MSCI Emerging Markets Index Fund	853,200,000	$31,108,780,306.80
iShares MSCI EMU Index Fund	20,800,000	$745,446,561.60
iShares MSCI France Index Fund	7,600,000	$184,935,208.00
iShares MSCI Germany Index Fund	27,600,000	$584,241,988.80
iShares MSCI Hong Kong Index Fund	137,025,000	$2,065,121,040.15
iShares MSCI Israel Capped Investable Market Index Fund	2,300,000	$112,715,147.80
iShares MSCI Italy Index Fund	6,600,000	$126,264,369.00
iShares MSCI Japan Index Fund	595,800,000	$6,003,871,833.60
iShares MSCI Japan Small Cap Index Fund	800,000	$34,834,347.20
iShares MSCI Malaysia Index Fund	51,225,000	$500,039,855.33
iShares MSCI Mexico Investable Market Index Fund	16,300,000	$717,384,956.10
iShares MSCI Netherlands Investable Market Index Fund	4,100,000	$76,598,627.20
iShares MSCI Pacific ex-Japan Index Fund	91,800,000	$3,365,393,324.40
iShares MSCI Singapore Index Fund	126,300,000	$1,313,689,115.70
iShares MSCI South Africa Index Fund	9,400,000	$489,553,325.40
iShares MSCI South Korea Index Fund	57,100,000	$2,415,100,857.70
iShares MSCI Spain Index Fund	5,700,000	$272,345,412.90
iShares MSCI Sweden Index Fund	7,875,000	$184,351,789.13
iShares MSCI Switzerland Index Fund	12,625,000	$260,813,032.25
iShares MSCI Taiwan Index Fund	277,000,000	$3,016,468,783.00
iShares MSCI Thailand Investable Market Index Fund	2,550,000	$94,440,002.25
iShares MSCI Turkey Investable Market Index Fund	3,950,000	$198,110,867.50
iShares MSCI United Kingdom Index Fund	49,200,000	$743,577,508.80

iShares Trust
iShares iBoxx $ High Yield Corporate Bond Fund	46,000,000	$3,703,368,414.00
iShares iBoxx $ Investment Grade Corporate Bond Fund	124,700,000	$12,883,908,729.20
iShares JPMorgan USD Emerging Markets Bond Fund	4,200,000	$406,880,380.20
iShares Barclays 10-20 Year Treasury Bond Fund	2,200,000	$242,290,738.80
iShares Barclays 1-3 Year Credit Bond Fund	30,600,000	$3,127,950,513.00
iShares Barclays 1-3 Year Treasury Bond Fund	85,600,000	$7,166,391,425.60
iShares Barclays 20+ Year Treasury Bond Fund	21,900,000	$2,101,488,324.90
iShares Barclays 3-7 Year Treasury Bond Fund	7,200,000	$801,761,205.60

Fund	Shares Outstanding	Net Assets
iShares Barclays 7-10 Year Treasury Bond Fund	27,900,000	$2,543,903,334.90
iShares Barclays Agency Bond Fund	2,000,000	$214,979,176.00
iShares Barclays Aggregate Bond Fund	98,700,000	$10,168,469,885.70
iShares Barclays Credit Bond Fund	3,800,000	$377,667,799.40
iShares Barclays Government/Credit Bond Fund	1,200,000	$125,562,396.00
iShares Barclays Intermediate Credit Bond Fund	15,800,000	$1,588,340,282.80
iShares Barclays Intermediate Government/Credit Bond Fund	3,400,000	$356,273,447.20
iShares Barclays MBS Bond Fund	15,500,000	$1,641,247,694.00
iShares Barclays Short Treasury Bond Fund	16,300,000	$1,796,021,384.30
iShares Barclays TIPS Bond Fund	150,200,000	$15,271,005,077.80
iShares S&P California AMT-Free Municipal Bond Fund	1,500,000	$155,796,409.50
iShares S&P National AMT-Free Municipal Bond Fund	13,600,000	$1,381,006,750.40
iShares S&P New York AMT-Free Municipal Bond Fund	550,000	$56,184,171.45
iShares S&P Short Term National AMT-Free Municipal Bond Fund	1,500,000	$156,120,178.50
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	500,000	$51,786,341.00
iShares S&P/Citigroup International Treasury Bond Fund	400,000	$41,305,655.20
iShares Nasdaq Biotechnology Index Fund	19,550,000	$1,542,073,169.65
iShares Russell 1000 Growth Index Fund	228,750,000	$10,283,474,321.25
iShares Russell 1000 Index Fund	85,150,000	$4,812,420,506.40
iShares Russell 1000 Value Index Fund	150,000,000	$8,111,043,000.00
iShares Russell 2000 Growth Index Fund	49,600,000	$3,115,389,094.40
iShares Russell 2000 Index Fund	205,250,000	$11,980,996,880.25
iShares Russell 2000 Value Index Fund	67,850,000	$3,743,510,983.30
iShares Russell 3000 Growth Index Fund	9,100,000	$332,756,196.50
iShares Russell 3000 Index Fund	49,000,000	$2,951,758,775.00
iShares Russell 3000 Value Index Fund	5,750,000	$406,752,481.50
iShares Russell Microcap Index Fund	8,700,000	$331,649,072.10
iShares Russell Midcap Growth Index Fund	59,600,000	$2,424,046,372.40
iShares Russell Midcap Index Fund	56,950,000	$4,260,632,697.60
iShares Russell Midcap Value Index Fund	78,300,000	$2,650,103,041.50
iShares S&P 100 Index Fund	48,650,000	$2,335,739,333.90
iShares S&P 1500 Index Fund	6,050,000	$280,409,804.40
iShares S&P 500 Growth Index Fund	104,500,000	$5,482,666,590.50
iShares S&P 500 Index Fund	192,750,000	$19,943,956,029.75
iShares S&P 500 Value Index Fund	67,750,000	$3,402,244,364.75
iShares S&P Asia 50 Index Fund	2,800,000	$100,583,436.80
iShares S&P Europe 350 Index Fund	44,300,000	$1,635,599,679.80
iShares S&P Global 100 Index Fund	11,750,000	$662,889,786.00
iShares S&P Global Clean Energy Index Fund	3,800,000	$82,427,418.80
iShares S&P Global Consumer Discretionary Sector Index Fund	1,900,000	$76,537,739.90
iShares S&P Global Consumer Staples Sector Index Fund	4,900,000	$251,410,439.70
iShares S&P Global Energy Sector Index Fund	26,550,000	$874,899,229.50
iShares S&P Global Financials Sector Index Fund	6,600,000	$301,081,789.80
iShares S&P Global Healthcare Sector Index Fund	9,400,000	$447,940,033.00
iShares S&P Global Industrials Sector Index Fund	2,350,000	$97,121,956.20
iShares S&P Global Infrastructure Index Fund	11,500,000	$369,488,307.00
iShares S&P Global Materials Sector Index Fund	12,350,000	$662,943,973.90
iShares S&P Global Nuclear Energy Index Fund	360,000	$15,103,175.76
iShares S&P Global Technology Sector Index Fund	7,150,000	$356,545,689.50
iShares S&P Global Telecommunications Sector Index Fund	4,350,000	$227,282,949.90
iShares S&P Global Timber & Forestry Index Fund	960,000	$33,537,293.76

Fund	Shares Outstanding	Net Assets
iShares S&P Global Utilities Sector Index Fund	3,000,000	$137,065,962.00
iShares S&P Latin America 40 Index Fund	57,750,000	$2,306,652,174.75
iShares S&P MidCap 400 Growth Index Fund	26,150,000	$1,840,616,467.45
iShares S&P MidCap 400 Index Fund	82,050,000	$5,416,143,556.05
iShares S&P MidCap 400 Value Index Fund	26,800,000	$1,621,845,737.60
iShares S&P SmallCap 600 Growth Index Fund	27,200,000	$1,422,540,660.80
iShares S&P SmallCap 600 Index Fund	90,350,000	$4,608,622,131.10
iShares S&P SmallCap 600 Value Index Fund	27,000,000	$1,491,438,798.00
iShares S&P U.S. Preferred Stock Index Fund	73,100,000	$2,580,339,940.80
iShares S&P Developed ex-U.S. Property Index Fund	2,800,000	$83,792,738.40
iShares S&P/TOPIX 150 Index Fund	2,700,000	$117,249,055.20
iShares Cohen & Steers Realty Majors Index Fund	32,500,000	$1,470,624,545.00
iShares Dow Jones EPAC Select Dividend Index Fund	2,800,000	$80,923,035.20
iShares Dow Jones Select Dividend Index Fund	82,550,000	$3,350,892,383.80
iShares Dow Jones Transportation Average Index Fund	5,550,000	$376,216,889.85
iShares Dow Jones U.S. Aerospace & Defense Index Fund	2,850,000	$127,374,437.25
iShares Dow Jones U.S. Basic Materials Sector Index Fund	10,850,000	$556,841,942.30
iShares Dow Jones U.S. Broker-Dealers Index Fund	6,300,000	$171,837,653.40
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	6,250,000	$318,916,518.75
iShares Dow Jones U.S. Consumer Services Sector Index Fund	3,300,000	$165,628,881.00
iShares Dow Jones U.S. Energy Sector Index Fund	21,200,000	$653,984,892.80
iShares Dow Jones U.S. Financial Sector Index Fund	9,900,000	$509,723,527.50
iShares Dow Jones U.S. Financial Services Index Fund	6,550,000	$358,082,886.65
iShares Dow Jones U.S. Healthcare Providers Index Fund	3,100,000	$135,427,257.20
iShares Dow Jones U.S. Healthcare Sector Index Fund	12,250,000	$723,014,342.75
iShares Dow Jones U.S. Home Construction Index Fund	23,400,000	$310,455,405.00
iShares Dow Jones U.S. Index Fund	11,000,000	$561,347,985.00
iShares Dow Jones U.S. Industrial Sector Index Fund	5,050,000	$243,811,374.00
iShares Dow Jones U.S. Insurance Index Fund	1,450,000	$38,422,912.00
iShares Dow Jones U.S. Medical Devices Index Fund	5,400,000	$264,017,199.60
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	7,050,000	$329,789,278.05
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	8,250,000	$310,662,833.25
iShares Dow Jones U.S. Pharmaceuticals Index Fund	1,950,000	$98,337,493.80
iShares Dow Jones U.S. Real Estate Index Fund	56,250,000	$2,268,085,218.75
iShares Dow Jones U.S. Regional Banks Index Fund	5,800,000	$118,985,468.80
iShares Dow Jones U.S. Technology Sector Index Fund	22,950,000	$1,139,876,652.60
iShares Dow Jones U.S. Telecommunications Sector Index Fund	27,450,000	$492,804,799.20
iShares Dow Jones U.S. Utilities Sector Index Fund	6,550,000	$467,941,170.00
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	600,000	$16,967,820.60
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	300,000	$8,602,843.20
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	9,800,000	$280,047,299.00
iShares FTSE EPRA/NAREIT North America Index Fund	150,000	$4,247,494.20
iShares FTSE NAREIT Industrial/Office Capped Index Fund	250,000	$5,291,693.50
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	2,900,000	$43,316,850.50
iShares FTSE NAREIT Real Estate 50 Index Fund	900,000	$21,733,997.40
iShares FTSE NAREIT Residential Plus Capped Index Fund	1,050,000	$28,147,506.45
iShares FTSE NAREIT Retail Capped Index Fund	150,000	$2,875,561.65
iShares KLD 400 Social Index Fund	2,100,000	$81,638,390.40

Fund	Shares Outstanding	Net Assets
iShares KLD Select Social Index Fund	2,500,000	$111,908,612.50
iShares Morningstar Large Core Index Fund	4,300,000	$255,006,223.90
iShares Morningstar Large Growth Index Fund	7,450,000	$384,531,265.75
iShares Morningstar Large Value Index Fund	3,900,000	$203,480,335.50
iShares Morningstar Mid Core Index Fund	1,650,000	$101,827,421.85
iShares Morningstar Mid Growth Index Fund	2,300,000	$153,431,801.70
iShares Morningstar Mid Value Index Fund	1,650,000	$98,455,100.70
iShares Morningstar Small Core Index Fund	1,800,000	$116,118,185.40
iShares Morningstar Small Growth Index Fund	1,400,000	$83,938,330.00
iShares Morningstar Small Value Index Fund	1,750,000	$106,312,111.50
iShares FTSE China (HK Listed) Index Fund	1,000,000	$45,839,841.00
iShares FTSE Developed Small Cap ex-North America Index Fund	800,000	$25,127,976.00
iShares FTSE/Xinhua China 25 Index Fund	233,400,000	$9,475,568,998.80
iShares MSCI ACWI ex US Index Fund	8,000,000	$305,383,464.00
iShares MSCI ACWI Index Fund	14,300,000	$560,141,825.10
iShares MSCI EAFE Growth Index Fund	24,800,000	$1,276,985,802.40
iShares MSCI EAFE Index Fund	634,200,000	$33,461,070,594.00
iShares MSCI EAFE Small Cap Index Fund	12,600,000	$433,992,787.20
iShares MSCI EAFE Value Index Fund	26,800,000	$1,326,801,321.60
iShares MSCI Kokusai Index Fund	2,800,000	$94,463,759.60
iShares NYSE 100 Index Fund	1,300,000	$67,238,238.60
iShares NYSE Composite Index Fund	1,650,000	$101,607,120.45
iShares S&P North American Natural Resources Sector Index Fund	48,550,000	$1,481,700,945.60
iShares S&P North American Technology Sector Index Fund	7,450,000	$351,412,082.15
iShares S&P North American Technology-Multimedia Networking Index Fund	7,100,000	$177,362,764.10
iShares S&P North American Technology-Semiconductors Index Fund	5,300,000	$226,065,781.30
iShares S&P North American Technology-Software Index Fund	6,850,000	$286,595,677.25
iShares S&P Target Date Retirement Income Index Fund	100,000	$2,715,196.30
iShares S&P Target Date 2010 Index Fund	100,000	$2,783,222.80
iShares S&P Target Date 2015 Index Fund	100,000	$2,802,199.10
iShares S&P Target Date 2020 Index Fund	100,000	$2,814,135.80
iShares S&P Target Date 2025 Index Fund	150,000	$4,233,026.85
iShares S&P Target Date 2030 Index Fund	150,000	$4,230,574.05
iShares S&P Target Date 2035 Index Fund	100,000	$2,819,958.70
iShares S&P Target Date 2040 Index Fund	100,000	$2,817,701.30
iShares S&P Conservative Allocation Fund	500,000	$13,353,612.00
iShares S&P Moderate Allocation Fund	750,000	$20,416,934.25
iShares S&P Growth Allocation Fund	1,050,000	$29,016,364.65
iShares S&P Aggressive Allocation Fund	750,000	$21,034,704.00
iShares MSCI All Country Asia ex Japan Index Fund	22,200,000	$1,095,658,311.60
iShares MSCI All Peru Capped Index Fund	2,500,000	$71,666,715.00
iShares S&P Emerging Markets Infrastructure Index Fund	300,000	$8,176,729.50

Appendix B

Dates of Current Advisory Agreements

The following table shows the date of (i) each Fund’s Current Advisory Agreement; and (ii) the last submission of the Current Advisory Agreement to a vote of the shareholders of the Fund. The Current Advisory Agreement for each Fund was last approved by the Board on June 17, 2009, with the exception that the Board last approved the Current Advisory Agreements for iShares S&P Emerging Markets Infrastructure Index Fund and the iShares All Peru Capped Index Fund on March 5, 2008 and September 24, 2008, respectively (each, for an initial two-year term).

Fund	Date of Current Advisory Agreement	Date of last submission of Current Advisory Agreement to vote of shareholders of the Fund*
iShares MSCI Australia Index Fund	12/19/2001	12/19/2001
iShares MSCI Austria Investable Market Index Fund	12/19/2001	12/19/2001
iShares MSCI Belgium Investable Market Index Fund	12/19/2001	12/19/2001
iShares MSCI Brazil Index Fund	12/19/2001	12/19/2001
iShares MSCI BRIC Index Fund	12/8/2006	11/12/2007
iShares MSCI Canada Index Fund	12/19/2001	12/19/2001
iShares MSCI Chile Investable Market Index Fund	12/8/2006	11/12/2007
iShares MSCI Emerging Markets Index Fund	8/20/2002	4/7/2003
iShares MSCI EMU Index Fund	12/19/2001	12/19/2001
iShares MSCI France Index Fund	12/19/2001	12/19/2001
iShares MSCI Germany Index Fund	12/19/2001	12/19/2001
iShares MSCI Hong Kong Index Fund	12/19/2001	12/19/2001
iShares MSCI Israel Capped Investable Market Index Fund	12/8/2006	3/26/2008
iShares MSCI Italy Index Fund	12/19/2001	12/19/2001
iShares MSCI Japan Index Fund	12/19/2001	12/19/2001
iShares MSCI Japan Small Cap Index Fund	6/14/2007	12/20/2007
iShares MSCI Malaysia Index Fund	12/19/2001	12/19/2001
iShares MSCI Mexico Investable Market Index Fund	12/19/2001	12/19/2001
iShares MSCI Netherlands Investable Market Index Fund	12/19/2001	12/19/2001
iShares MSCI Pacific ex-Japan Index Fund	7/24/2001	10/25/2001
iShares MSCI Singapore Index Fund	4/22/2005	8/11/2005
iShares MSCI South Africa Index Fund	12/13/2002	2/3/2003
iShares MSCI South Korea Index Fund	12/19/2001	12/19/2001
iShares MSCI Spain Index Fund	12/19/2001	12/19/2001
iShares MSCI Sweden Index Fund	12/19/2001	12/19/2001
iShares MSCI Switzerland Index Fund	12/19/2001	12/19/2001
iShares MSCI Taiwan Index Fund	12/19/2001	12/19/2001
iShares MSCI Thailand Investable Market Index Fund	12/8/2006	3/26/2008
iShares MSCI Turkey Investable Market Index Fund	12/8/2006	3/26/2008
iShares MSCI United Kingdom Index Fund	12/19/2001	12/19/2001
iShares iBoxx $ High Yield Corporate Bond Fund	9/13/2006	4/4/2007
iShares iBoxx $ Investment Grade Corporate Bond Fund	2/28/2002	7/22/2002
iShares JPMorgan USD Emerging Markets Bond Fund	3/8/2007	12/17/2007
iShares Barclays 10-20 Year Treasury Bond Fund	9/13/2006	1/5/2007
iShares Barclays 1-3 Year Credit Bond Fund	9/13/2006	1/5/2007
iShares Barclays 1-3 Year Treasury Bond Fund	8/15/2001	7/22/2002
iShares Barclays 20+ Year Treasury Bond Fund	8/15/2001	7/22/2002

Fund	Date of Current Advisory Agreement	Date of last submission of Current Advisory Agreement to vote of shareholders of the Fund*
iShares Barclays 3-7 Year Treasury Bond Fund	9/13/2006	1/5/2007
iShares Barclays 7-10 Year Treasury Bond Fund	8/15/2001	7/22/2002
iShares Barclays Agency Bond Fund	9/24/2008	11/5/2008
iShares Barclays Aggregate Bond Fund	12/13/2002	9/23/2003
iShares Barclays Credit Bond Fund	9/13/2006	1/5/2007
iShares Barclays Government/Credit Bond Fund	9/13/2006	1/5/2007
iShares Barclays Intermediate Credit Bond Fund	9/13/2006	1/5/2007
iShares Barclays Intermediate Government/Credit Bond Fund	9/13/2006	1/5/2007
iShares Barclays MBS Bond Fund	9/13/2006	3/13/2007
iShares Barclays Short Treasury Bond Fund	9/13/2006	1/15/2007
iShares Barclays TIPS Bond Fund	12/13/2002	12/4/2003
iShares S&P California AMT-Free Municipal Bond Fund	9/18/2007	10/4/2007
iShares S&P National AMT-Free Municipal Bond Fund	6/14/2007	9/7/2007
iShares S&P New York AMT-Free Municipal Bond Fund	9/18/2007	10/4/2007
iShares S&P Short Term National AMT-Free Municipal Bond Fund	9/24/2008	11/5/2008
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	9/24/2008	1/21/2009
iShares S&P/Citigroup International Treasury Bond Fund	9/24/2008	1/21/2009
iShares Nasdaq Biotechnology Index Fund	11/15/2000	2/5/2001
iShares Russell 1000 Growth Index Fund	2/15/2000	5/22/2000
iShares Russell 1000 Index Fund	2/15/2000	5/15/2000
iShares Russell 1000 Value Index Fund	2/15/2000	5/22/2000
iShares Russell 2000 Growth Index Fund	2/15/2000	7/24/2000
iShares Russell 2000 Index Fund	2/15/2000	5/22/2000
iShares Russell 2000 Value Index Fund	2/15/2000	7/24/2000
iShares Russell 3000 Growth Index Fund	2/15/2000	7/24/2000
iShares Russell 3000 Index Fund	2/15/2000	5/22/2000
iShares Russell 3000 Value Index Fund	2/15/2000	7/24/2000
iShares Russell Microcap™ Index Fund	6/14/2005	8/12/2005
iShares Russell Midcap Growth Index Fund	7/12/2001	7/17/2001
iShares Russell Midcap Index Fund	7/12/2001	7/17/2001
iShares Russell Midcap Value Index Fund	7/12/2001	7/17/2001
iShares S&P 100 Index Fund	2/15/2000	10/23/2000
iShares S&P 1500 Index Fund	12/5/2003	1/20/2004
iShares S&P 500 Growth Index Fund	2/15/2000	5/22/2000
iShares S&P 500 Index Fund	2/15/2000	5/15/2000
iShares S&P 500 Value Index Fund	2/15/2000	5/22/2000
iShares S&P Asia 50 Index Fund	12/8/2006	11/13/2007
iShares S&P Europe 350 Index Fund	2/15/2000	7/25/2000
iShares S&P Global 100 Index Fund	7/21/2000	12/5/2000
iShares S&P Global Clean Energy Index Fund	3/5/2008	6/24/2008
iShares S&P Global Consumer Discretionary Sector Index Fund	3/9/2006	9/12/2006
iShares S&P Global Consumer Staples Sector Index Fund	3/9/2006	9/12/2006
iShares S&P Global Energy Sector Index Fund	5/16/2001	11/12/2001
iShares S&P Global Financials Sector Index Fund	5/16/2001	11/12/2001
iShares S&P Global Healthcare Sector Index Fund	5/16/2001	11/13/2001

Fund	Date of Current Advisory Agreement	Date of last submission of Current Advisory Agreement to vote of shareholders of the Fund*
iShares S&P Global Industrials Sector Index Fund	3/9/2006	9/12/2006
iShares S&P Global Infrastructure Index Fund	5/16/2001	12/10/2007
iShares S&P Global Materials Sector Index Fund	3/9/2006	9/12/2006
iShares S&P Global Nuclear Energy Index Fund	3/5/2008	6/24/2008
iShares S&P Global Technology Sector Index Fund	5/16/2001	11/12/2001
iShares S&P Global Telecommunications Sector Index Fund	5/16/2001	11/12/2001
iShares S&P Global Timber & Forestry Index Fund	3/5/2008	6/24/2008
iShares S&P Global Utilities Sector Index Fund	3/9/2006	9/12/2006
iShares S&P Latin America 40 Index Fund	5/16/2001	10/25/2001
iShares S&P MidCap 400 Growth Index Fund	2/15/2000	7/24/2000
iShares S&P MidCap 400 Index Fund	2/15/2000	5/22/2000
iShares S&P MidCap 400 Value Index Fund	2/15/2000	7/24/2000
iShares S&P SmallCap 600 Growth Index Fund	2/15/2000	7/24/2000
iShares S&P SmallCap 600 Index Fund	2/15/2000	5/22/2000
iShares S&P SmallCap 600 Value Index Fund	2/15/2000	7/24/2000
iShares S&P U.S. Preferred Stock Index Fund	9/13/2006	3/26/2007
iShares S&P Developed ex-U.S. Property Index Fund	12/8/2006	7/30/2007
iShares S&P/TOPIX 150 Index Fund	5/16/2001	10/23/2001
iShares Cohen & Steers Realty Majors Index Fund	11/15/2000	1/29/2001
iShares Dow Jones EPAC Select Dividend Index Fund	12/8/2006	6/11/2007
iShares Dow Jones Select Dividend Index Fund	9/12/2003	11/3/2003
iShares Dow Jones Transportation Average Index Fund	9/12/2003	10/6/2003
iShares Dow Jones U.S. Aerospace & Defense Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Basic Materials Sector Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Broker-Dealers Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Consumer Services Sector Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Energy Sector Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Financial Sector Index Fund	2/15/2000	5/22/2000
iShares Dow Jones U.S. Financial Services Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Healthcare Providers Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Healthcare Sector Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Home Construction Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Industrial Sector Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Insurance Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Medical Devices Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Pharmaceuticals Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Real Estate Index Fund	2/15/2000	6/12/2000
iShares Dow Jones U.S. Regional Banks Index Fund	3/9/2006	5/1/2006
iShares Dow Jones U.S. Technology Sector Index Fund	2/15/2000	5/15/2000
iShares Dow Jones U.S. Telecommunications Sector Index Fund	2/15/2000	5/22/2000
iShares Dow Jones U.S. Utilities Sector Index Fund	2/15/2000	6/12/2000
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	3/8/2007	11/12/2007

Fund	Date of Current Advisory Agreement	Date of last submission of Current Advisory Agreement to vote of shareholders of the Fund*
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	3/8/2007	11/12/2007
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	12/8/2006	11/12/2007
iShares FTSE EPRA/NAREIT North America Index Fund	3/8/2007	11/12/2007
iShares FTSE NAREIT Industrial/Office Capped Index Fund	9/13/2006	5/1/2007
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	9/13/2006	5/1/2007
iShares FTSE NAREIT Real Estate 50 Index Fund	9/13/2006	5/1/2007
iShares FTSE NAREIT Residential Plus Capped Index Fund	9/13/2006	5/1/2007
iShares FTSE NAREIT Retail Capped Index Fund	9/13/2006	5/1/2007
iShares KLD 400 Social Index Fund	9/13/2006	11/14/2006
iShares KLD Select SocialSM Index Fund	9/15/2004	1/24/2005
iShares Morningstar Large Core Index Fund	3/16/2004	6/28/2004
iShares Morningstar Large Growth Index Fund	3/16/2004	6/28/2004
iShares Morningstar Large Value Index Fund	3/16/2004	6/28/2004
iShares Morningstar Mid Core Index Fund	3/16/2004	6/28/2004
iShares Morningstar Mid Growth Index Fund	3/16/2004	6/28/2004
iShares Morningstar Mid Value Index Fund	3/16/2004	6/28/2004
iShares Morningstar Small Core Index Fund	3/16/2004	6/28/2004
iShares Morningstar Small Growth Index Fund	3/16/2004	6/28/2004
iShares Morningstar Small Value Index Fund	3/16/2004	6/28/2004
iShares FTSE China (HK Listed) Index Fund	3/5/2008	6/24/2008
iShares FTSE Developed Small Cap ex-North America Index Fund	12/8/2006	11/12/2007
iShares FTSE/Xinhua China 25 Index Fund	9/12/2003	10/5/2004
iShares MSCI ACWI ex US Index Fund	3/5/2008	3/26/2008
iShares MSCI ACWI Index Fund	3/5/2008	3/26/2008
iShares MSCI EAFE Growth Index Fund	6/14/2005	8/1/2005
iShares MSCI EAFE Index Fund	5/16/2001	8/14/2001
iShares MSCI EAFE Small Cap Index Fund	6/14/2007	12/10/2007
iShares MSCI EAFE Value Index Fund	6/14/2005	8/1/2005
iShares MSCI Kokusai Index Fund	9/18/2007	12/10/2007
iShares NYSE 100 Index Fund	12/5/2003	3/29/2004
iShares NYSE Composite Index Fund	12/5/2003	3/30/2004
iShares S&P North American Natural Resources Sector Index Fund	11/15/2000	10/22/2001
iShares S&P North American Technology Sector Index Fund	11/15/2000	3/13/2001
iShares S&P North American Technology-Multimedia Networking Index Fund	2/21/2001	7/10/2001
iShares S&P North American Technology-Semiconductors Index Fund	2/21/2001	7/10/2001
iShares S&P North American Technology-Software Index Fund	2/21/2001	7/10/2001
iShares S&P Target Date Retirement Income Index Fund	9/24/2008	11/4/2008
iShares S&P Target Date 2010 Index Fund	9/24/2008	11/4/2008
iShares S&P Target Date 2015 Index Fund	9/24/2008	11/4/2008
iShares S&P Target Date 2020 Index Fund	9/24/2008	11/4/2008
iShares S&P Target Date 2025 Index Fund	9/24/2008	11/4/2008
iShares S&P Target Date 2030 Index Fund	9/24/2008	11/4/2008
iShares S&P Target Date 2035 Index Fund	9/24/2008	11/4/2008

Fund	Date of Current Advisory Agreement	Date of last submission of Current Advisory Agreement to vote of shareholders of the Fund*
iShares S&P Target Date 2040 Index Fund	9/24/2008	11/4/2008
iShares S&P Conservative Allocation Fund	9/24/2008	11/4/2008
iShares S&P Moderate Allocation Fund	9/24/2008	11/4/2008
iShares S&P Growth Allocation Fund	9/24/2008	11/4/2008
iShares S&P Aggressive Allocation Fund	9/24/2008	11/4/2008
iShares MSCI All Country Asia ex Japan Index Fund	9/24/2008	8/13/2008
iShares MSCI All Peru Capped Index Fund	9/24/2008	6/19/2009
iShares S&P Emerging Markets Infrastructure Index Fund	3/5/2008	6/16/2009

*	In general, each Current Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

Appendix C

Contractual Advisory Fee Rate Paid to the Adviser under the Current Advisory Agreements and Payable to the Adviser under the New Advisory Agreements

The following table shows each Fund’s contractual advisory fee rate payable to the Adviser under the Current Advisory Agreement and the contractual advisory fee rate that would be payable to the Adviser under the New Advisory Agreement. The advisory fee rate payable to the Adviser under each Current Advisory Agreement is identical to the fee rate payable to the Adviser under the corresponding New Advisory Agreement.

Funds of iShares, Inc.

Advisory Fee for the Category I Funds:

0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds between $7.0 billion and $11.0 billion plus 0.49% per annum of the aggregate net assets of the Category I Funds between $11.0 billion and $24.0 billion plus 0.44% per annum of the aggregate net assets of the Category I Funds between $24.0 billion and $48.0 billion plus 0.40% per annum of the aggregate net assets of the Category I Funds in excess of $48.0 billion

Category I Funds:

iShares MSCI Australia Index Fund

iShares MSCI Austria Investable Market Index Fund

iShares MSCI Belgium Investable Market Index Fund

iShares MSCI Canada Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Japan Small Cap Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Netherlands Investable Market Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI United Kingdom Index Fund

Advisory Fee for Category II Funds:

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.69% per annum of the aggregate net assets of the Category II Funds between $2.0 billion and $4.0 billion plus 0.64% per annum of the aggregate net assets of the Category II Funds between $4.0 billion and $8.0 billion plus 0.57% per annum of the aggregate net assets of the Category II Funds between $8.0 billion and $16.0 billion plus 0.51% per annum of the aggregate net assets of the Category II Funds in excess of $16.0 billion

Category II Funds:

iShares MSCI All Peru Capped Index Fund*

iShares MSCI Brazil Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI Israel Capped Investable Market Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund iShares MSCI Taiwan Index Fund iShares MSCI Thailand Investable Market Index Fund iShares MSCI Turkey Investable Market Index Fund

Advisory Fee for Category III Funds:
0.50% per annum of the aggregate net assets of the Category III Funds

Category III Funds:
iShares MSCI Pacific ex-Japan Index Fund

Advisory Fee for Category IV Funds:

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion plus 0.68% per annum of the aggregate net assets of the Category IV Funds between $14.0 billion and $28.0 billion plus 0.61% per annum of the aggregate net assets of the Category IV Funds in excess of $28.0 billion

Category IV Funds:
iShares MSCI All Country Asia ex Japan Index Fund* iShares MSCI BRIC Index Fund iShares MSCI Emerging Markets Index Fund

*	This Fund is a series of iShares Trust.

Funds of iShares Trust

Fund	Advisory Fee
iShares Barclays 1-3 Year Credit Bond Fund	0.20%
iShares Barclays 1-3 Year Treasury Bond Fund	0.15%
iShares Barclays 3-7 Year Treasury Bond Fund	0.15%
iShares Barclays 7-10 Year Treasury Bond Fund	0.15%
iShares Barclays 10-20 Year Treasury Bond Fund	0.15%
iShares Barclays 20+ Year Treasury Bond Fund	0.15%
iShares Barclays Agency Bond Fund	0.20%
iShares Barclays Aggregate Bond Fund	0.20%
iShares Barclays Credit Bond Fund	0.20%
iShares Barclays Government/Credit Bond Fund	0.20%
iShares Barclays Intermediate Credit Bond Fund	0.20%
iShares Barclays Intermediate Government/Credit Bond Fund	0.20%
iShares Barclays MBS Bond Fund	0.25%
iShares Barclays Short Treasury Bond Fund	0.15%
iShares Barclays TIPS Bond Fund	0.20%
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares Dow Jones EPAC Select Dividend Index Fund	0.50%
iShares Dow Jones Select Dividend Index Fund	0.40%
iShares Dow Jones U.S. Index Fund	0.20%
iShares FTSE Developed Small Cap ex-North America Index Fund	0.50%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	0.48%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	0.48%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	0.48%
iShares FTSE EPRA/NAREIT North America Index Fund	0.48%
iShares FTSE NAREIT Real Estate 50 Index Fund	0.48%
iShares FTSE NAREIT Residential Plus Capped Index Fund	0.48%
iShares FTSE NAREIT Industrial/Office Capped Index Fund	0.48%
iShares FTSE NAREIT Retail Capped Index Fund	0.48%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	0.48%
iShares iBoxx $ High Yield Corporate Bond Fund	0.50%
iShares iBoxx $ Investment Grade Corporate Bond Fund	0.15%
iShares JPMorgan USD Emerging Markets Bond Fund	0.60%
iShares KLD 400 Social Index Fund	0.50%
iShares KLD Select SocialSM Index Fund	0.50%
iShares Morningstar Large Core Index Fund	0.20%
iShares Morningstar Large Growth Index Fund	0.25%
iShares Morningstar Large Value Index Fund	0.25%
iShares Morningstar Mid Core Index Fund	0.25%
iShares Morningstar Mid Growth Index Fund	0.30%
iShares Morningstar Mid Value Index Fund	0.30%
iShares Morningstar Small Core Index Fund	0.25%
iShares Morningstar Small Growth Index Fund	0.30%
iShares Morningstar Small Value Index Fund	0.30%
iShares MSCI EAFE Growth Index Fund	0.40%
iShares MSCI EAFE Small Cap Index Fund	0.40%
iShares MSCI EAFE Value Index Fund	0.40%
iShares MSCI Kokusai Index Fund	0.25%
iShares Nasdaq Biotechnology Index Fund	0.48%

Fund	Advisory Fee
iShares NYSE 100 Index Fund	0.20%
iShares NYSE Composite Index Fund	0.25%
iShares Russell 1000 Growth Index Fund	0.20%
iShares Russell 1000 Index Fund	0.15%
iShares Russell 1000 Value Index Fund	0.20%
iShares Russell 2000 Growth Index Fund	0.25%
iShares Russell 2000 Index Fund	0.20%
iShares Russell 2000 Value Index Fund	0.25%
iShares Russell 3000 Growth Index Fund	0.25%
iShares Russell 3000 Index Fund	0.20%
iShares Russell 3000 Value Index Fund	0.25%
iShares Russell Microcap™ Index Fund	0.60%
iShares Russell Midcap Growth Index Fund	0.25%
iShares Russell Midcap Index Fund	0.20%
iShares Russell Midcap Value Index Fund	0.25%
iShares S&P 100 Index Fund	0.20%
iShares S&P 1500 Index Fund	0.20%
iShares S&P 500 Growth Index Fund	0.18%
iShares S&P 500 Index Fund	0.0945%
iShares S&P 500 Value Index Fund	0.18%
iShares S&P Aggressive Allocation Fund	0.25%
iShares S&P Asia 50 Index Fund	0.50%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	0.35%
iShares S&P/Citigroup International Treasury Bond Fund	0.35%
iShares S&P California AMT-Free Municipal Bond Fund	0.25%
iShares S&P Conservative Allocation Fund	0.25%
iShares S&P Emerging Market Infrastructure Index Fund	0.75%
iShares S&P Europe 350 Index Fund	0.60%
iShares S&P Global 100 Index Fund	0.40%
iShares S&P Growth Allocation Fund	0.25%
iShares S&P Latin America 40 Index Fund	0.50%
iShares S&P MidCap 400 Growth Index Fund	0.25%
iShares S&P MidCap 400 Index Fund	0.20%
iShares S&P MidCap 400 Value Index Fund	0.25%
iShares S&P Moderate Allocation Fund	0.25%
iShares S&P National AMT-Free Municipal Bond Fund	0.25%
iShares S&P New York AMT-Free Municipal Bond Fund	0.25%
iShares S&P Short Term National AMT-Free Municipal Bond Fund	0.25%
iShares S&P SmallCap 600 Growth Index Fund	0.25%
iShares S&P SmallCap 600 Index Fund	0.20%
iShares S&P SmallCap 600 Value Index Fund	0.25%
iShares S&P Target Date Retirement Income Index Fund	0.25%
iShares S&P Target Date 2010 Index Fund	0.25%
iShares S&P Target Date 2015 Index Fund	0.25%
iShares S&P Target Date 2020 Index Fund	0.25%
iShares S&P Target Date 2025 Index Fund	0.25%
iShares S&P Target Date 2030 Index Fund	0.25%
iShares S&P Target Date 2035 Index Fund	0.25%
iShares S&P Target Date 2040 Index Fund	0.25%
iShares S&P/TOPIX 150 Index Fund	0.50%
iShares S&P U.S. Preferred Stock Index Fund	0.48%
iShares S&P Developed ex-U.S. Property Index Fund	0.48%

Advisory Fee for iShares S&P Global and S&P U.S. Sector Funds:
0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets in excess of $10.0 billion

iShares S&P Global and S&P U.S. Sector Funds:
iShares S&P Global Clean Energy Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Infrastructure Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Global Utilities Sector Index Fund

iShares S&P North American Natural Resources Sector Index Fund

iShares S&P North American Technology-Multimedia Networking Index Fund

iShares S&P North American Technology-Semiconductors Index Fund

iShares S&P North American Technology-Software Index Fund

iShares S&P North American Technology Sector Index Fund

Advisory Fee for iShares MSCI EAFE and MSCI ACWI Index Funds:

0.35% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion

iShares MSCI EAFE and MSCI ACWI Index Funds:
iShares MSCI ACWI Index Fund
iShares MSCI ACWI ex US Index Fund iShares MSCI EAFE Index Fund

Advisory Fee for iShares FTSE China Funds:

0.74% per annum of the aggregate net assets less than or equal to $6.0 billion plus 0.67% per annum of the aggregate net assets between $6.0 billion and $12.0 billion plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion

iShares FTSE China Funds:
iShares FTSE/Xinhua China 25 Index Fund
iShares FTSE China (HK Listed) Index Fund

Advisory Fee for iShares Dow Jones Sector Funds:

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion

iShares Dow Jones Sector Funds:
iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

Advisory Fee for Category II Funds:

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.69% per annum of the aggregate net assets of the Category II Funds between $2.0 billion and $4.0 billion plus 0.64% per annum of the aggregate net assets of the Category II Funds between $4.0 billion and $8.0 billion plus 0.57% per annum of the aggregate net assets of the Category II Funds between $8.0 billion and $16.0 billion plus 0.51% per annum of the aggregate net assets of the Category II Funds in excess of $16.0 billion

Category II Funds:
iShares MSCI All Peru Capped Index Fund

iShares MSCI Brazil Index Fund*

iShares MSCI Chile Investable Market Index Fund*

iShares MSCI Israel Capped Investable Market Index Fund*

iShares MSCI South Africa Index Fund*

iShares MSCI South Korea Index Fund*

iShares MSCI Taiwan Index Fund*

iShares MSCI Thailand Investable Market Index Fund*

iShares MSCI Turkey Investable Market Index Fund*

Advisory Fee for Category IV Funds:

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion plus 0.68% per annum of the aggregate net assets of the Category IV Funds between $14.0 billion and $28.0 billion plus 0.61% per annum of the aggregate net assets of the Category IV Funds in excess of $28.0 billion

Category IV Funds:
iShares MSCI All Country Asia ex Japan Index Fund
iShares MSCI BRIC Index Fund* iShares MSCI Emerging Markets Index Fund*

*	This Fund is a series of iShares, Inc.

Advisory Fee Waivers

Fund	Contractual Advisory Fee	Advisory Fee Waiver	Last Day of Term
iShares MSCI Emerging Markets Index Fund	0.72%	With respect to such Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by such Fund in other series of iShares Trust and iShares, Inc.	June 30, 2011

Fund	Contractual Advisory Fee	Advisory Fee Waiver	Last Day of Term
iShares MSCI All Country Asia ex Japan Index Fund	0.74%	With respect to each such Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable investments by such Fund in other series of iShares Trust and iShares, Inc.	June 30, 2011
iShares S&P Emerging Markets Infrastructure Index Fund	0.75%		June 30, 2011

(all percentages are expressed as a percentage of average daily net assets)

Fund	Contractual Advisory Fee	Advisory Fee Waiver	Net Advisory Fee After Waiver	Last Day of Term
iShares S&P Conservative Allocation Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Moderate Allocation Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Growth Allocation Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Aggressive Allocation Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date Retirement Income Index Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date 2010 Index Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date 2015 Index Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date 2020 Index Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date 2025 Index Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date 2030 Index Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date 2035 Index Fund	0.25%	0.14%	0.11%	June 30, 2011
iShares S&P Target Date 2040 Index Fund	0.25%	0.14%	0.11%	June 30, 2011

Appendix D

Fees Paid to the Adviser and Affiliated Brokers of the Adviser

The following table shows (i) each Fund’s fiscal year; (ii) amounts paid by each Fund to the Adviser during the Fund’s last fiscal year; and (iii) amounts paid by each Fund to affiliated brokers during the Fund’s last fiscal year.

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
iShares Barclays 1-3 Year Credit Bond Fund	February 28, 2009	$1,173,822	$0	0%
iShares Barclays Intermediate Credit Bond Fund	February 28, 2009	$613,297	$0	0%
iShares Barclays Credit Bond Fund	February 28, 2009	$195,906	$0	0%
iShares Barclays Intermediate Government/Credit Bond Fund	February 28, 2009	$433,892	$0	0%
iShares Barclays Government/Credit Bond Fund	February 28, 2009	$155,526	$0	0%
iShares Barclays MBS Bond Fund	February 28, 2009	$1,725,091	$0	0%
iShares Barclays Agency Bond Fund	February 28, 2009	$19,537	$0	0%
iShares Barclays Aggregate Bond Fund	February 28, 2009	$18,451,086	$0	0%
iShares iBoxx $ High Yield Corporate Bond Fund	February 28, 2009	$5,054,360	$0	0%
iShares iBoxx $ Investment Grade Corporate Bond Fund	February 28, 2009	$6,981,720	$0	0%
iShares JPMorgan USD Emerging Markets Bond Fund	February 28, 2009	$547,220	$0	0%
iShares Barclays Short Treasury Bond Fund	February 28, 2009	$1,944,546	$0	0%
iShares Barclays 1-3 Year Treasury Bond Fund	February 28, 2009	$12,870,541	$0	0%
iShares Barclays 3-7 Year Treasury Bond Fund	February 28, 2009	$1,136,007	$0	0%
iShares Barclays 7-10 Year Treasury Bond Fund	February 28, 2009	$4,194,283	$0	0%
iShares Barclays 10-20 Year Treasury Bond Fund	February 28, 2009	$192,902	$0	0%
iShares Barclays 20+ Year Treasury Bond Fund	February 28, 2009	$2,593,427	$0	0%
iShares Barclays TIPS Bond Fund	February 28, 2009	$15,669,496	$0	0%
iShares S&P California AMT-Free Municipal Bond Fund	February 28, 2009	$262,774	$0	0%
iShares S&P National AMT-Free Municipal Bond Fund	February 28, 2009	$1,699,246	$0	0%
iShares S&P New York AMT-Free Municipal Bond Fund	February 28, 2009	$19,596	$0	0%
iShares S&P Short Term National AMT-Free Municipal Bond Fund	February 28, 2009	$78,546	$0	0%

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	February 28, 2009	$3,450	$0	0%
iShares S&P/Citigroup International Treasury Bond Fund	February 28, 2009	$3,405	$0	0%
iShares Dow Jones U.S. Index Fund	April 30, 2009	$1,013,943	$0	0%
iShares Dow Jones U.S. Energy Sector Index Fund	April 30, 2009	$3,873,153	$0	0%
iShares Dow Jones U.S. Healthcare Sector Index Fund	April 30, 2009	$4,010,535	$0	0%
iShares Dow Jones U.S. Technology Sector Index Fund	April 30, 2009	$4,102,862	$0	0%
iShares Dow Jones U.S. Telecommunications Sector Index Fund	April 30, 2009	$2,316,707	$0	0%
iShares Dow Jones U.S. Utilities Sector Index Fund	April 30, 2009	$2,887,047	$0	0%
iShares Dow Jones EPAC Select Dividend Index Fund	April 30, 2009	$247,256	$0	0%
iShares Dow Jones Select Dividend Index Fund	April 30, 2009	$16,693,727	$0	0%
iShares Dow Jones Transportation Average Index Fund	April 30, 2009	$2,292,441	$0	0%
iShares Dow Jones U.S. Basic Materials Sector Index Fund	April 30, 2009	$2,348,098	$0	0%
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	April 30, 2009	$1,603,003	$0	0%
iShares Dow Jones U.S. Consumer Services Sector Index Fund	April 30, 2009	$764,964	$0	0%
iShares Dow Jones U.S. Financial Sector Index Fund	April 30, 2009	$2,846,733	$0	0%
iShares Dow Jones U.S. Industrial Sector Index Fund	April 30, 2009	$1,430,363	$0	0%
iShares Dow Jones U.S. Financial Services Index Fund	April 30, 2009	$1,345,549	$0	0%
iShares Dow Jones U.S. Real Estate Index Fund	April 30, 2009	$8,221,233	$0	0%
iShares KLD Select SocialSM Index Fund	April 30, 2009	$520,298	$0	0%
iShares KLD 400 Social Index Fund	April 30, 2009	$294,083	$0	0%
iShares Cohen & Steers Realty Majors Index Fund	April 30, 2009	$6,219,810	$0	0%
iShares Dow Jones U.S. Aerospace & Defense Index Fund	April 30, 2009	$1,021,112	$0	0%
iShares Dow Jones U.S. Broker-Dealers Index Fund	April 30, 2009	$763,817	$0	0%
iShares Dow Jones U.S. Healthcare Providers Index Fund	April 30, 2009	$473,058	$0	0%

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
iShares Dow Jones U.S. Home Construction Index Fund	April 30, 2009	$1,186,303	$0	0%
iShares Dow Jones U.S. Insurance Index Fund	April 30, 2009	$163,380	$0	0%
iShares Dow Jones U.S. Medical Devices Index Fund	April 30, 2009	$1,495,654	$0	0%
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	April 30, 2009	$1,174,434	$0	0%
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	April 30, 2009	$1,138,708	$0	0%
iShares Dow Jones U.S. Pharmaceuticals Index Fund	April 30, 2009	$483,850	$0	0%
iShares Dow Jones U.S. Regional Banks Index Fund	April 30, 2009	$708,568	$0	0%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	April 30, 2009	$58,080	$0	0%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	April 30, 2009	$14,813	$0	0%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	April 30, 2009	$595,151	$0	0%
iShares FTSE EPRA/NAREIT North America Index Fund	April 30, 2009	$15,708	$0	0%
iShares FTSE NAREIT Industrial/Office Capped Index Fund	April 30, 2009	$22,779	$0	0%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	April 30, 2009	$137,573	$0	0%
iShares FTSE NAREIT Real Estate 50 Index Fund	April 30, 2009	$69,261	$0	0%
iShares FTSE NAREIT Residential Plus Capped Index Fund	April 30, 2009	$47,259	$0	0%
iShares FTSE NAREIT Retail Capped Index Fund	April 30, 2009	$15,612	$0	0%
iShares FTSE Developed Small Cap ex-North America Index Fund[1]	July 31, 2008	$58,335	$0	0%
iShares FTSE/Xinhua China 25 Index Fund	July 31, 2008	$48,106,896	$0	0%
iShares FTSE China (HK Listed) Index Fund[2]	July 31, 2008	$3,632	$0	0%
iShares MSCI ACWI Index Fund[3]	July 31, 2008	$60,968	$0	0%
iShares MSCI ACWI ex-US Index Fund[4]	July 31, 2008	$23,041	$0	0%
iShares MSCI EAFE Growth Index Fund	July 31, 2008	$4,311,139	$0	0%
iShares MSCI EAFE Value Index Fund	July 31, 2008	$4,420,802	$0	0%
iShares MSCI EAFE Small Cap Index Fund[5]	July 31, 2008	$129,534	$0	0%
iShares MSCI Kokusai Index Fund[6]	July 31, 2008	$33,043	$0	0%
iShares Morningstar Large Core Index Fund	April 30, 2009	$367,787	$0	0%
iShares Morningstar Large Growth Index Fund	April 30, 2009	$995,838	$0	0%
iShares Morningstar Large Value Index Fund	April 30, 2009	$493,596	$0	0%
iShares Morningstar Mid Core Index Fund	April 30, 2009	$236,787	$0	0%
iShares Morningstar Mid Growth Index Fund	April 30, 2009	$953,132	$0	0%

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
iShares Morningstar Mid Value Index Fund	April 30, 2009	$269,727	$0	0%
iShares Morningstar Small Core Index Fund	April 30, 2009	$224,089	$0	0%
iShares Morningstar Small Growth Index Fund	April 30, 2009	$193,019	$0	0%
iShares Morningstar Small Value Index Fund	April 30, 2009	$235,870	$0	0%
iShares MSCI EAFE Index Fund	July 31, 2008	$159,236,686	$0	0%
iShares MSCI Emerging Markets Index Fund	August 31, 2008	$174,932,398	$0	0%
iShares MSCI Japan Index Fund	August 31, 2008	$47,063,599	$0	0%
iShares MSCI Austria Investable Market Index Fund	August 31, 2008	$1,803,461	$0	0%
iShares MSCI Belgium Investable Market Index Fund	August 31, 2008	$1,386,685	$0	0%
iShares MSCI EMU Index Fund	August 31, 2008	$13,126,393	$0	0%
iShares MSCI France Index Fund	August 31, 2008	$2,443,788	$0	0%
iShares MSCI Germany Index Fund	August 31, 2008	$8,738,608	$0	0%
iShares MSCI Italy Index Fund	August 31, 2008	$1,220,048	$0	0%
iShares MSCI Netherlands Investable Market Index Fund	August 31, 2008	$1,322,904	$0	0%
iShares MSCI Spain Index Fund	August 31, 2008	$3,129,000	$0	0%
iShares MSCI Sweden Index Fund	August 31, 2008	$1,842,608	$0	0%
iShares MSCI Switzerland Index Fund	August 31, 2008	$1,995,890	$0	0%
iShares MSCI United Kingdom Index Fund	August 31, 2008	$5,668,706	$0	0%
iShares MSCI Australia Index Fund	August 31, 2008	$8,205,849	$0	0%
iShares MSCI Brazil Index Fund	August 31, 2008	$47,028,502	$0	0%
iShares MSCI BRIC Index Fund[7]	August 31, 2008	$578,683	$0	0%
iShares MSCI Canada Index Fund	August 31, 2008	$10,043,541	$0	0%
iShares MSCI Chile Investable Market Index Fund[8]	August 31, 2008	$272,532	$0	0%
iShares MSCI Hong Kong Index Fund	August 31, 2008	$11,183,414	$0	0%
iShares MSCI Israel Capped Investable Market Index Fund[9]	August 31, 2008	$265,058	$0	0%
iShares MSCI Japan Small Cap Index Fund[10]	August 31, 2008	$51,470	$0	0%
iShares MSCI Malaysia Index Fund	August 31, 2008	$4,929,062	$0	0%
iShares MSCI Mexico Investable Market Index Fund	August 31, 2008	$7,064,281	$0	0%
iShares MSCI Pacific ex-Japan Index Fund	August 31, 2008	$19,183,343	$0	0%
iShares MSCI Singapore Index Fund	August 31, 2008	$9,514,088	$0	0%
iShares MSCI South Africa Index Fund	August 31, 2008	$3,789,441	$0	0%
iShares MSCI South Korea Index Fund	August 31, 2008	$18,749,352	$0	0%
iShares MSCI Taiwan Index Fund	August 31, 2008	$19,861,527	$0	0%
iShares MSCI Thailand Investable Market Index Fund[11]	August 31, 2008	$153,669	$0	0%
iShares MSCI Turkey Investable Market Index Fund[12]	August 31, 2008	$148,727	$0	0%
iShares Russell 1000 Index Fund	March 31, 2009	$6,121,698	$0	0%
iShares Russell 1000 Growth Index Fund	March 31, 2009	$22,575,886	$0	0%
iShares Russell 1000 Value Index Fund	March 31, 2009	$15,624,340	$0	0%

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
iShares Russell 2000 Index Fund	March 31, 2009	$20,036,547	$0	0%
iShares Russell 2000 Growth Index Fund	March 31, 2009	$6,797,303	$0	0%
iShares Russell 2000 Value Index Fund	March 31, 2009	$8,108,518	$0	0%
iShares Russell 3000 Index Fund	March 31, 2009	$5,406,775	$0	0%
iShares Russell 3000 Growth Index Fund	March 31, 2009	$990,064	$0	0%
iShares Russell 3000 Value Index Fund	March 31, 2009	$1,116,189	$0	0%
iShares Russell Microcap Index Fund	March 31, 2009	$1,525,613	$0	0%
iShares Russell Midcap Index Fund	March 31, 2009	$7,163,929	$0	0%
iShares Russell Midcap Growth Index Fund	March 31, 2009	$5,982,645	$0	0%
iShares Russell Midcap Value Index Fund	March 31, 2009	$6,245,180	$0	0%
iShares S&P North American Technology Sector Index Fund	July 31, 2008	$1,924,656	$0	0%
iShares S&P North American Technology-Multimedia Networking Index Fund	July 31, 2008	$765,595	$0	0%
iShares S&P North American Technology-Semiconductors Index Fund	July 31, 2008	$1,239,350	$0	0%
iShares S&P North American Technology-Software Index Fund	July 31, 2008	$1,598,797	$0	0%
iShares S&P North American Natural Resources Sector Index Fund	July 31, 2008	$10,875,683	$0	0%
iShares NYSE Composite Index Fund	July 31, 2008	$303,874	$0	0%
iShares NYSE 100 Index Fund	July 31, 2008	$234,012	$0	0%
iShares S&P 500 Index Fund	March 31, 2009	$14,964,712	$0	0%
iShares S&P 500 Growth Index Fund	March 31, 2009	$9,634,857	$0	0%
iShares S&P 500 Value Index Fund	March 31, 2009	$5,800,157	$0	0%
iShares S&P 100 Index Fund	March 31, 2009	$5,950,342	$0	0%
iShares S&P MidCap 400 Index Fund	March 31, 2009	$8,467,001	$0	0%
iShares S&P MidCap 400 Growth Index Fund	March 31, 2009	$4,523,432	$0	0%
iShares S&P MidCap 400 Value Index Fund	March 31, 2009	$4,365,270	$0	0%
iShares S&P SmallCap 600 Index Fund	March 31, 2009	$7,826,915	$0	0%
iShares S&P SmallCap 600 Growth Index Fund	March 31, 2009	$2,974,684	$0	0%
iShares S&P SmallCap 600 Value Index Fund	March 31, 2009	$3,245,110	$0	0%
iShares S&P 1500 Index Fund	March 31, 2009	$467,460	$0	0%
iShares S&P U.S. Preferred Stock Index Fund	March 31, 2009	$2,903,609	$0	0%
iShares Nasdaq Biotechnology Index Fund	March 31, 2009	$7,200,122	$0	0%
iShares S&P Global 100 Index Fund	March 31, 2009	$3,872,433	$0	0%
iShares S&P Global Clean Energy Index Fund[13]	March 31, 2009	$85,457	$0	0%
iShares S&P Global Consumer Discretionary Sector Index Fund	March 31, 2009	$120,999	$0	0%
iShares S&P Global Consumer Staples Sector Index Fund	March 31, 2009	$1,172,467	$0	0%
iShares S&P Global Energy Sector Index Fund	March 31, 2009	$3,593,528	$0	0%
iShares S&P Global Financials Sector Index Fund	March 31, 2009	$1,105,282	$0	0%
iShares S&P Global Healthcare Sector Index Fund	March 31, 2009	$2,809,535	$0	0%

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
iShares S&P Global Industrials Sector Index Fund	March 31, 2009	$521,145	$0	0%
iShares S&P Global Infrastructure Index Fund	March 31, 2009	$655,564	$0	0%
iShares S&P Global Materials Sector Index Fund	March 31, 2009	$1,640,114	$0	0%
iShares S&P Global Nuclear Energy Index Fund[14]	March 31, 2009	$18,856	$0	0%
iShares S&P Global Technology Sector Index Fund	March 31, 2009	$1,615,513	$0	0%
iShares S&P Global Telecommunications Sector Index Fund	March 31, 2009	$1,395,468	$0	0%
iShares S&P Global Timber & Forestry Index Fund[15]	March 31, 2009	$46,386	$0	0%
iShares S&P Global Utilities Sector Index Fund	March 31, 2009	$1,095,900	$0	0%
iShares S&P Asia 50 Index Fund	March 31, 2009	$196,074	$0	0%
iShares S&P Europe 350 Index Fund	March 31, 2009	$9,873,333	$0	0%
iShares S&P Latin America 40 Index Fund	March 31, 2009	$12,016,909	$0	0%
iShares S&P/TOPIX 150 Index Fund	March 31, 2009	$701,779	$0	0%
iShares S&P Developed ex-U.S. Property Index Fund	March 31, 2009	$363,124	$0	0%
iShares S&P Conservative Allocation Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Moderate Allocation Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Growth Allocation Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Aggressive Allocation Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date Retirement Income Index Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date 2010 Index Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date 2015 Index Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date 2020 Index Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date 2025 Index Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date 2030 Index Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date 2035 Index Fund	July 31, 2009	See Note 16	$0	0%
iShares S&P Target Date 2040 Index Fund	July 31, 2009	See Note 16	$0	0%
iShares MSCI All Peru Capped Index Fund	August 31, 2009	See Note 16	$0	0%
iShares S&P Emerging Markets Infrastructure Index Fund	March 31, 2009	See Note 16	$0	0%
iShares MSCI All Country Asia ex-Japan Index Fund	July 31, 2009	See Note 16	$0	0%

[1]	For the period from November 12, 2007 (commencement of operations) to July 31, 2008.

[2]	For the period from June 24, 2008 (commencement of operations) to July 31, 2008.

[3]	For the period from March 26, 2008 (commencement of operations) to July 31, 2008.

[4]	For the period from March 26, 2008 (commencement of operations) to July 31, 2008.

[5]	For the period from December 10, 2007 (commencement of operations) to July 31, 2008

[6]	For the period from December 10, 2007 (commencement of operations) to July 31, 2008

[7]	For the period from November 12, 2007 (commencement of operations) to August 31, 2008

[8]	For the period from November 12, 2007 (commencement of operations) to August 31, 2008

[9]	For the period from March 26, 2008 (commencement of operations) to August 31, 2008

[10]	For the period from December 20, 2007 (commencement of operations) to August 31, 2008

[11]	For the period from March 26, 2008 (commencement of operations) to August 31, 2008

[12]	For the period from March 26, 2008 (commencement of operations) to August 31, 2008

[13]	For the period from June 24, 2008 (commencement of operations) to March 31, 2009

[14]	For the period from June 24, 2008 (commencement of operations) to March 31, 2009

[15]	For the period from June 24, 2008 (commencement of operations) to March 31, 2009.

[16]	Fund has not completed a fiscal year since its commencement of operations.

Appendix E

Other Registered Funds Advised by Barclays Global Fund Advisors and Fee Schedules

The following table lists certain information regarding registered mutual funds with investment objectives and policies similar to those of the Funds for which Barclays Global Fund Advisors provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Name of Fund	Adviser/Sub-adviser	Net Assets ($)	Management Fee (as a percentage of average daily net assets)
Bond Index Master Portfolio	Barclays Global Fund Advisors	133,477,885	0.08%
S&P 500 Index Master Portfolio	Barclays Global Fund Advisors	1,690,979,722	0.05%
State Farm Large Cap Equity Index Fund	Barclays Global Fund Advisors	368,168,606	0.26%
State Farm Small Cap Equity Index Fund	Barclays Global Fund Advisors	172,118,148	0.40%
State Farm International Equity Fund	Barclays Global Fund Advisors	220,144,606	0.55%

E-1

Appendix F

Directors and Principal Officers of the Adviser and the Officers of the Companies

The following table provides the names of the Directors and Principal Officers of the Adviser and their principal occupation and position(s) with the Companies. The address of each Director and Principal Officer of the Adviser listed below is c/o Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105.

Name	Principal Occupation	Position(s) with the Companies, if any
Blake Grossman, Chairman of the Board, Director and Chief Executive Officer	Chief Executive Officer, BGI	None
Anthony Spinale, Chief Financial Officer	Chief Financial Officer, BGI	None
Rohit Bhagat, Director, Chief Operating Officer	Chief Operating Officer, BGI	None
Lee Kranefuss, Director	Non-Executive Chairman, iShares	Director/Trustee/Chairman
Michael Crowl, Secretary	Global General Counsel, BGI	None
Theda R. Haber, Assistant Secretary	Deputy Global General Counsel, BGI	None
Terri L. Slane, Assistant Secretary	Global Corporate Secretary, BGI	None

Officers of the Companies

The following table provides the officers of each Company, their age and their principal occupations during the past five years (their titles may have varied during that period). The address of each officer listed below is c/o Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105. Officers receive no compensation from the Companies, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards. Each officer is an “interested person” of the Companies, as defined in the 1940 Act, by virtue of that individual’s position with the Adviser or its affiliates described in the table below.

Name (age)	Position	Principal Occupation(s) During the Past 5 Years
Michael A. Latham (43)	President (since 2007).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005).

Geoffrey D. Flynn (52)	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer, U.S. iShares, BGI (since 2008); Director, Mutual Fund Operations of BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

F-1

Name (age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (49)	Treasurer and Chief Financial Officer (since 2008).	Senior Director of Fund Administration of Intermediary Investor Business of BGI (since 2009). Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009); Treasurer and Chief Financial Officer of Parnassus Investments (2004).

Eilleen M. Clavere (57)	Secretary (since 2007).	Director of Legal Administration of Intermediary Investor Business of BGI (since 2006); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (46)	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BGI (since 2004); First Vice President, Merrill Lynch Investment Managers (1993-2004).

Amy Schioldager (46)	Executive Vice President (since 2007).	Global Head of Index Equity, BGI (since 2008); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Patrick O’Connor (41)	Vice President (since 2007).	Head of iShares Portfolio Management, BGI (since 2006); Senior Portfolio Manager, BGI (1999-2006).

Lee Sterne (43)	Vice President (since 2007).	Head of U.S. Fixed Income Index and iShares, BGI (since 2007); Senior Portfolio Manager, BGI (2004-2007); Portfolio Manager, BGI (2001-2004).

Matt Tucker (36)	Vice President (since 2007).	Director of Fixed Income Investment Strategy, BGI (since 2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

F-2

Appendix G

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated                , 2009, between [iShares Trust] [iShares, Inc.] (the “Trust”) a statutory trust organized under the laws of the State of Delaware, and Barclays Global Fund Advisors, a corporation organized under the laws of the State of California (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds;

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”);

WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the “Additional Funds” (each such Additional Fund when added to Schedule A hereto being referred to herein individually as a “Fund “ and included in the term, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) relating to such Fund filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

(b) Appointment of Adviser. The Trust, on behalf of each Fund, hereby employs the Adviser to act as the manager and investment adviser of each Fund and to furnish, or arrange for its affiliates or other subadvisers to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2. Duties of the Adviser

(a) Management and Administrative Services. The Adviser shall perform, or arrange for the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s investment objective(s) and policies. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

In addition:

(1) The Adviser will maintain and preserve the records specified in Section 17 of this Agreement and any other records related to each Fund’s transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.

(2) The Adviser will comply with procedures of the Board (“Board Procedures”) provided to the Adviser by the Trust. The Adviser will notify the Trust as soon as reasonably practicable upon detection of any material breach of such Board Procedures with respect to any Fund.

(3) The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request. The Adviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Trust for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.

(4) The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements, if applicable) contained in the 1940 Act and the rules and regulations under the 1940 Act, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser shall perform quarterly and annual tax compliance tests with respect to each Funds’ compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), if applicable, and promptly furnish reports of such tests to any Subadviser (as defined below) after each quarter end to ensure that each Fund is in compliance with the Code, if applicable. The Adviser agrees to perform its duties hereunder in complete compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(c) Subadvisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities (a “Subadviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Subadvisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such Subadvisers, or other persons or entities, in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

3. Information and Reports

(a) The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request. Additionally, upon the request of the Board, prior to each Board meeting, the Adviser will provide the Board, or cause any Subadviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter, including certifications that each Fund is in compliance with its respective investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its Advisory Persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Adviser’s Code of Ethics and compliance program, respectively, to the Trust. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4. Standard of Care

The Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5. Adviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, in seeking the best overall terms available, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Trust a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful in connection with other accounts managed by the Adviser. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6. Compensation

(a) For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and paid periodically on a schedule approved by the Board, but no less frequently than quarterly. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b) For the purpose of determining fees payable to the Adviser, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s current Prospectus or SAI, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7. Expenses

(a) The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by the Trust.

(b) The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act)).

8. Services to Other Companies or Accounts

The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

9. Affiliated Brokers

The Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; (ii) the provisions of the 1940 Act and the Advisers Act; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

10. Custody

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of any Fund.

11. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective on the date hereof (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated, without penalty, with respect to any Fund (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund. This Agreement also will terminate automatically in the event of its assignment.

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund.

12. Representations and Covenants of the Trust

The Trust represents and covenants to the Adviser as follows:

(a)	The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund’s shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(b)	The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

13. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Trust as follows:

(a)	It is duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of those jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)	It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) each Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or its staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (v) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv) or (v) above.

(h)	It will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds, and the Funds’ prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

(i)

It is not the subject of any proceeding, investigation or inquiry brought by the SEC, Financial Industry Regulatory Authority (“FINRA”) (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14. Limitation of Liability of Adviser

Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

15. No Liability of other Funds

This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust

16. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

17. Records

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b) Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, within two (2) business days of a written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within not more than two (2) business days.

18. Use of the “iShares” Name

The Adviser has consented to the use by the Trust of the name or identifying word “iShares” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Fund. The name or identifying word “iShares” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust and the Funds to cease using “iShares” in the name of the Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund.

19. Survival

All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

20. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

22. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

23. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

[iShares Trust][iShares, Inc.]

By:
Name:
Title:

BARCLAYS GLOBAL FUND ADVISORS

By:
Name:
Title:

By:
Name:
Title:

Schedule A

Please see Appendix C for the complete schedule of advisory fee rates.

Appendix H

Compensation of the Directors/Trustees

The following table sets forth information concerning the compensation of the Directors/Trustees. The Companies do not have any pension or retirement plan for their Directors/Trustees. For the calendar year ended December 31, 2008, the Directors/Trustees received the compensation set forth in the following table for serving as Directors/Trustees of all investment companies in the “Fund Complex.”

Name of Director/Trustee	Compensation from the Companies	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation(3) from the Funds and Fund Complex
Interested Directors/Trustees:
Lee T. Kranefuss	None	N/A	N/A	None
John E. Martinez(1)	iShares, Inc.: $90,000 iShares Trust: $90,000	N/A	N/A	$180,000
Independent Directors/Trustees:
George G.C. Parker	iShares, Inc.: $115,000 iShares Trust: $115,000	N/A	N/A	$230,000
J. Darrell Duffie(2)	iShares, Inc.: $67,500 iShares Trust: $67,500	N/A	N/A	$135,000
Cecilia H. Herbert	iShares, Inc.: $90,000 iShares Trust: $90,000	N/A	N/A	$180,000
Charles A. Hurty	iShares, Inc.: $110,000 iShares Trust: $110,000	N/A	N/A	$220,000
John E. Kerrigan	iShares, Inc.: $90,000 iShares Trust: $90,000	N/A	N/A	$180,000
Robert H. Silver	iShares, Inc.: $90,000 iShares Trust: $90,000	N/A	N/A	$180,000

(1)	Mr. Martinez has been considered an Independent Director/Trustee since August 13, 2009 and the Board nominated Mr. Martinez as an Independent Nominee after considering the period of time that has passed since his former affiliation with BGI prior to 2002 and the Board’s experience with Mr. Martinez since he joined the Board in 2003.

(2)	Appointed to serve as Independent Trustee of iShares Trust and Independent Director of iShares, Inc. effective June 18, 2008.

(3)	iShares, Inc. and iShares Trust both reimburse each Independent Director/Trustee for travel and other out-of-pocket expenses incurred in connection with attending meetings or otherwise conducting their duties as Directors/Trustees.

H-1

Appendix I

Ownership of Securities

The following table shows, as of June 30, 2009 (unless noted otherwise), the amount of equity securities owned by the nominees in the Funds that they are nominated to oversee.

Name of Nominee	Fund	Number of Equity Securities Owned in each Fund	Dollar Range of Equity Securities Owned in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Independent Nominees:
George G.C. Parker	iShares Dow Jones Select Dividend Index Fund	5,000	Over $100,000	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	2,548	Over $100,000
	iShares S&P Global 100 Index Fund	500	$10,001-$50,000
	iShares MSCI EAFE Index Fund	21,598	Over $100,000
	iShares Russell 2000 Index Fund	1,000	$50,001-$100,000
	iShares S&P 100 Index Fund	2,000	$50,001-$100,000
	iShares S&P 500 Index Fund	4,802	Over $100,000
	iShares Barclays Aggregate Bond Fund	142	$10,001-$50,000
	iShares S&P California AMT-Free Municipal Bond Fund	2,900	Over $100,000
	iShares S&P 500 Growth Index Fund	233	$10,001-$50,000
	iShares Barclays 1-3 Year Treasury Bond Fund	125	$10,001-$50,000

J. Darrell Duffie	None	None	None	None
Cecilia H. Herbert	iShares MSCI Emerging Markets Index Fund	1,305	$10,001-$50,000	Over $100,000
	iShares MSCI Pacific ex-Japan Index Fund	467	$10,001-$50,000
	iShares S&P MidCap 400 Growth Index Fund	275	$10,001-$50,000
	iShares Barclays 1-3 Year Treasury Bond Fund	440	$10,001-$50,000
	iShares Barclays Aggregate Bond Fund	215	$10,001-$50,000
	iShares Barclays TIPS Bond Fund	101	$10,001-$50,000

Name of Nominee	Fund	Number of Equity Securities Owned in each Fund	Dollar Range of Equity Securities Owned in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
	iShares MSCI EAFE Index Fund	710	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	840	$10,001-$50,000
	iShares Russell 2000 Index Fund	300	$10,001-$50,000
	iShares S&P 500 Index Fund	576	$50,001-$100,000
	iShares MSCI BRIC Index Fund	1,000	$10,001-$50,000
	iShares FTSE/Xinhua China 25 Index Fund	3,045	Over $100,000
	iShares MSCI Australia Index Fund	11,000	Over $100,000

Charles A. Hurty	iShares S&P 500 Index Fund	180	$10,001-50,000	Over $100,000
	iShares FTSE/Xinhua China 25 Index Fund	600	$10,001-50,000
	iShares Dow Jones Financial Sector Index Fund	100	$1-10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	600	$10,001-50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	200	$1-10,000
	iShares MSCI EAFE Index Fund	440	$10,001-50,000
	iShares MSCI Japan Index Fund	2,186	$10,001-50,000
	iShares Dow Jones Select Dividend Index Fund	100	$1-10,000
	iShares S&P Global Energy Sector Fund	100	$1-10,000
John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	12,920	Over $100,000	Over $100,000

John E. Martinez(1)	iShares S&P 500 Index Fund	3,500	Over $100,000	Over $100,000
	iShares Russell 1000 Index Fund	7,800	Over $100,000
	iShares Russell 1000 Value Index Fund	9,900	Over $100,000
	iShares MSCI EAFE Index Fund	9,875	Over $100,000

Name of Nominee	Fund	Number of Equity Securities Owned in each Fund	Dollar Range of Equity Securities Owned in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
	iShares MSCI All Country Asia ex Japan Index Fund	8,000	Over $100,000
	iShares Barclays 7-10 Year Treasury Bond Fund	4,300	Over $100,000
	iShares Barclays Short Treasury Bond Fund	10,300	Over $100,000
	iShares S&P Global Consumer Staples Sector Index Fund	11,000	Over $100,000
Robert H. Silver	iShares Dow Jones U.S. Broker-Dealers Index Fund	9,650	Over $100,000	Over $100,000
	iShares MSCI EAFE Index Fund	4,656	Over $100,000
	iShares S&P 500 Index Fund	10,030	Over $100,000
	iShares S&P Europe 350 Index Fund	1,000	$10,001-$50,000
	iShares Dow Jones U.S. Regional Banks Index Fund	3,000	$50,001-$100,000
	iShares MSCI BRIC Index Fund	500	$10,001-$50,000
	iShares Russell 3000 Index Fund	1,400	$50,001-$100,000
	iShares Dow Jones U.S. Financial Services Index Fund	700	$10,001-$50,000
	iShares MSCI ACWI ex US Index Fund	2,120	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	1,000	Over $100,000
	iShares S&P U.S. Preferred Stock Index Fund	3,200	Over $100,000
	iShares Barclays Aggregate Bond Fund	120	$10,001-$50,000
	iShares S&P/Citigroup International Treasury Bond Fund	50	$1-$10,000
	iShares Russell 1000 Value Index Fund	670	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	810	$10,001-$50,000

Name of Nominee	Fund	Number of Equity Securities Owned in each Fund	Dollar Range of Equity Securities Owned in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
	iShares Russell 2000 Index Fund	702	$10,001-$50,000
	iShares Russell 2000 Growth Index Fund	250	$10,001-$50,000
	iShares Russell 2000 Value Index Fund	300	$10,001-$50,000

Interested Nominees:
Robert S. Kapito(2)	None	None	None	None
Lee T. Kranefuss	iShares Barclays 1-3 Year Treasury Bond Fund	825	$50,001-$100,000	Over $100,000
	iShares Russell 3000 Index Fund	1,495	$50,001-$100,000

(1)	Mr. Martinez has been considered an Independent Director/Trustee since August 13, 2009 and the Board nominated Mr. Martinez as an Independent Nominee after considering the period of time that has passed since his former affiliation with BGI prior to 2002 and the Board’s experience with Mr. Martinez since he joined the Board in 2003.
(2)	Information for Mr. Kapito is provided as of August 31, 2009.

Appendix J

Meetings of the Board and the Committees

During the most recent full fiscal year for each Company, the Board and each Committee met the following number of times:

Company	Fiscal Year End	Number of Quarterly Board Meetings	Number of Special Board Meetings	Number of Audit Committee Meetings	Number of Nominating and Governance Committee Meetings
iShares, Inc.	August 31, 2009	4	10	4	2
iShares Trust	August 31, 2009	4	7	4	2

J-1

Appendix K

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public Accounting Firms

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Funds with 2/28 Fiscal Year Ends	2/28/09	318,891	275,762	—	—
iShares Barclays Short Treasury Bond Fund
iShares Barclays 1-3 Year Treasury Bond Fund
iShares Barclays 3-7 Year Treasury Bond Fund
iShares Barclays 7-10 Year Treasury Bond Fund
iShares Barclays 10-20 Year Treasury Bond Fund
iShares Barclays 20+ Treasury Bond Fund
iShares Barclays TIPS Bond Fund
iShares S&P California AMT-Free Municipal Bond Fund
iShares S&P National AMT-Free Municipal Bond Fund
iShares S&P Short Term National AMT-Free Municipal Bond Fund
iShares S&P New York AMT-Free Municipal Bond Fund (inception date 10/04/07)
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (inception 1/21/09)
iShares S&P/Citigroup International Treasury Bond Fund (inception 1/21/09)
iShares Barclays 1-3 Year Credit Bond Fund
iShares Barclays Intermediate Credit Bond Fund
iShares Barclays Credit Bond Fund
iShares Barclays Intermediate Government/Credit Bond Fund
iShares Barclays Government/Credit Bond Fund
iShares Barclays MBS Bond Fund (inception date 3/13/07)
iShares Barclays Agency Bond Fund (inception 11/5/08)
iShares Barclays Aggregate Bond Fund
iShares iBoxx $ High Yield Corporate Bond Fund (inception date 4/4/07)
iShares iBoxx $ Investment Grade Corporate Bond Fund
iShares JPMorgan USD Emerging Markets Bond Fund (inception 12/17/07)

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Funds with 3/31 Fiscal Year Ends	3/31/09	671,047	641,533	—	—
iShares S&P 100 Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P 1500 Index Fund
iShares S&P U.S. Preferred Stock Index Fund
iShares Nasdaq Biotechnology Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund (inception 6/24/08)
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Infrastructure Index Fund (inception date 12/10/07)
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Nuclear Energy Index Fund (inception 6/24/08)
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Timber & Forestry Index Fund (inception 6/24/08)
iShares S&P Global Utilities Sector Index Fund
iShares S&P Asia 50 Index Fund (inception 11/13/07)
iShares S&P Europe 350 Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P/TOPIX 150 Index Fund

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares S&P Developed ex-U.S. Property Index Fund (inception date 7/30/07)
iShares Russell 3000 Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Value Index Fund

Funds with 4/30 Fiscal Year Ends	4/30/09	658,375	667,572	—	—
iShares Dow Jones U.S. Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Dow Jones EPAC Select Dividend Index Fund (inception date 6/11/07)
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Real Estate Index Fund

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares KLD Select Social Index Fund
iShares KLD 400 Social Index Fund
iShares Cohen & Steers Realty Majors Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund (inception date 11/12/07)
iShares FTSE EPRA/NAREIT Developed Europe Index Fund (inception date 11/12/07)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (inception date 11/12/07)
iShares FTSE EPRA/NAREIT North America Index Fund (inception date 11/12/07)
iShares FTSE NAREIT Industrial/Office Capped Index Fund (inception date 5/1/07)
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (inception date 5/1/07)
iShares FTSE NAREIT Real Estate 50 Index Fund (inception date 5/1/07)

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares FTSE NAREIT Residential Plus Capped Index Fund (inception date 5/1/07)
iShares FTSE NAREIT Retail Capped Index Fund (inception date 5/1/07)

Funds with 7/31 Fiscal Year Ends	7/31/09	418,958	229,494	—	—
iShares S&P North American Technology Sector Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund
iShares S&P North American Technology-Semiconductors Index Fund
iShares S&P North American Technology-Software Index Fund
iShares S&P North American Natural Resources Sector Index Fund
iShares NYSE Composite Index Fund
iShares NYSE 100 Index Fund
iShares FTSE Developed Small Cap ex-North America Index Fund (inception date 11/12/07)
iShares FTSE/Xinhua China 25 Index Fund
iShares FTSE China (HK Listed) Index Fund (inception 6/24/08)
iShares MSCI ACWI Index Fund (inception date 3/26/08)
iShares MSCI ACWI ex US Index Fund (inception date 3/26/08)
iShares MSCI All Country Asia ex Japan Index Fund (inception date 8/13/08)
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI EAFE Small Cap Index Fund (inception date 12/10/07)
iShares MSCI Kokusai Index Fund (inception date 12/10/07)
iShares MSCI EAFE Index Fund
iShares S&P Conservative Allocation Fund (inception 11/4/08)
iShares S&P Moderate Allocation Fund (inception 11/4/08)
iShares S&P Growth Allocation Fund (inception 11/4/08)
iShares S&P Aggressive Allocation Fund (inception 11/4/08)
iShares S&P Target Date Retirement Income Index Fund (inception 11/4/08)

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares S&P Target Date 2010 Index Fund (inception 11/4/08)
iShares S&P Target Date 2015 Index Fund (inception 11/4/08)
iShares S&P Target Date 2020 Index Fund (inception 11/4/08)
iShares S&P Target Date 2025 Index Fund (inception 11/4/08)
iShares S&P Target Date 2030 Index Fund (inception 11/4/08)
iShares S&P Target Date 2035 Index Fund (inception 11/4/08)
iShares S&P Target Date 2040 Index Fund (inception 11/4/08)

Funds with 8/31 Fiscal Year Ends	8/31/09	471,522	476,772	—	—
iShares MSCI Japan Index Fund
iShares MSCI Austria Investable Market Index Fund
iShares MSCI Belgium Investable Market Index Fund
iShares MSCI EMU Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Netherlands Investable Market Index Fund
iShares MSCI Spain Index Fund
iShares MSCI Sweden Index Fund
iShares MSCI Switzerland Index Fund
iShares MSCI United Kingdom Index Fund
iShares MSCI Australia Index Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Japan Small Cap Index Fund
iShares MSCI Malaysia Index Fund
iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Singapore Index Fund
iShares MSCI South Korea Index Fund
iShares MSCI Taiwan Index Fund
iShares MSCI Thailand Investable Market Index Fund (inception 3/26/08)
iShares MSCI Brazil Index Fund
iShares MSCI BRIC Index Fund (inception 11/12/07)
iShares MSCI Canada Index Fund
iShares MSCI Chile Investable Market Index Fund (inception 11/12/07)

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares MSCI Israel Capped Investable Market Index Fund (inception 3/26/08)
iShares MSCI Mexico Investable Market Index Fund
iShares MSCI South Africa Index Fund
iShares MSCI Turkey Investable Market Index Fund (inception 3/26/08)
iShares MSCI Emerging Markets Index Fund

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Fiscal Year End	Most Recent Fiscal Year ($)
Funds with 2/28 Fiscal Year Ends	2/28/09	142,800	122,600	—	—
iShares Barclays Short Treasury Bond Fund
iShares Barclays 1-3 Year Treasury Bond Fund
iShares Barclays 3-7 Year Treasury Bond Fund
iShares Barclays 7-10 Year Treasury Bond Fund
iShares Barclays 10-20 Year Treasury Bond Fund
iShares Barclays 20+ Treasury Bond Fund
iShares Barclays TIPS Bond Fund
iShares S&P California AMT-Free Municipal Bond Fund
iShares S&P National AMT-Free Municipal Bond Fund
iShares S&P Short Term National AMT-Free Municipal Bond Fund
iShares S&P New York AMT-Free Municipal Bond Fund (inception date 10/04/07)
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (inception 1/21/09)
iShares S&P/Citigroup International Treasury Bond Fund (inception 1/21/09)
iShares Barclays 1-3 Year Credit Bond Fund
iShares Barclays Intermediate Credit Bond Fund
iShares Barclays Credit Bond Fund
iShares Barclays Intermediate Government/Credit Bond Fund
iShares Barclays Government/Credit Bond Fund
iShares Barclays MBS Bond Fund (inception date 3/13/07)
iShares Barclays Agency Bond Fund (inception 11/5/08)
iShares Barclays Aggregate Bond Fund

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Fiscal Year End	Most Recent Fiscal Year ($)
iShares iBoxx $ High Yield Corporate Bond Fund (inception date 4/4/07)
iShares iBoxx $ Investment Grade Corporate Bond Fund
iShares JPMorgan USD Emerging Markets Bond Fund (inception 12/17/07)

Funds with 3/31 Fiscal Year Ends	3/31/09	221,485	281,980	—	—
iShares S&P 100 Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P 1500 Index Fund
iShares S&P U.S. Preferred Stock Index Fund
iShares Nasdaq Biotechnology Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund (inception 6/24/08)
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Infrastructure Index Fund (inception date 12/10/07)
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Nuclear Energy Index Fund (inception 6/24/08)
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Timber & Forestry Index Fund (inception 6/24/08)
iShares S&P Global Utilities Sector Index Fund

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Fiscal Year End	Most Recent Fiscal Year ($)
iShares S&P Asia 50 Index Fund (inception 11/13/07)
iShares S&P Europe 350 Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P Developed ex-U.S. Property Index Fund (inception date 7/30/07)
iShares Russell 3000 Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Value Index Fund

Funds with 4/30 Fiscal Year Ends	4/30/09	214,410	288,110	—	—
iShares Dow Jones U.S. Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Dow Jones EPAC Select Dividend Index Fund (inception date 6/11/07)
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Fiscal Year End	Most Recent Fiscal Year ($)
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares KLD Select Social Index Fund
iShares KLD 400 Social Index Fund
iShares Cohen & Steers Realty Majors Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund (inception date 11/12/07)
iShares FTSE EPRA/NAREIT Developed Europe Index Fund (inception date 11/12/07)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (inception date 11/12/07)
iShares FTSE EPRA/NAREIT North America Index Fund (inception date 11/12/07)
iShares FTSE NAREIT Industrial/Office Capped Index Fund (inception date 5/1/07)
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (inception date 5/1/07)

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Fiscal Year End	Most Recent Fiscal Year ($)
iShares FTSE NAREIT Real Estate 50 Index Fund (inception date 5/1/07)
iShares FTSE NAREIT Residential Plus Capped Index Fund (inception date 5/1/07)
iShares FTSE NAREIT Retail Capped Index Fund (inception date 5/1/07)

Funds with 7/31 Fiscal Year Ends	7/31/09	170,430	104,210	—	—
iShares S&P North American Technology Sector Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund
iShares S&P North American Technology-Semiconductors Index Fund
iShares S&P North American Technology-Software Index Fund
iShares S&P North American Natural Resources Sector Index Fund
iShares NYSE Composite Index Fund
iShares NYSE 100 Index Fund
iShares FTSE Developed Small Cap ex-North America Index Fund (inception date 11/12/07)
iShares FTSE/Xinhua China 25 Index Fund
iShares FTSE China (HK Listed) Index Fund (inception 6/24/08)
iShares MSCI ACWI Index Fund (inception date 3/26/08)
iShares MSCI ACWI ex US Index Fund (inception date 3/26/08)
iShares MSCI All Country Asia ex Japan Index Fund (inception date 8/13/08)
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI EAFE Small Cap Index Fund (inception date 12/10/07)
iShares MSCI Kokusai Index Fund (inception date 12/10/07)
iShares MSCI EAFE Index Fund
iShares S&P Conservative Allocation Fund (inception 11/4/08)
iShares S&P Moderate Allocation Fund (inception 11/4/08)
iShares S&P Growth Allocation Fund (inception 11/4/08)
iShares S&P Aggressive Allocation Fund (inception 11/4/08)

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Fiscal Year End	Most Recent Fiscal Year ($)
iShares S&P Target Date Retirement Income Index Fund (inception 11/4/08)
iShares S&P Target Date 2010 Index Fund (inception 11/4/08)
iShares S&P Target Date 2015 Index Fund (inception 11/4/08)
iShares S&P Target Date 2020 Index Fund (inception 11/4/08)
iShares S&P Target Date 2025 Index Fund (inception 11/4/08)
iShares S&P Target Date 2030 Index Fund (inception 11/4/08)
iShares S&P Target Date 2035 Index Fund (inception 11/4/08)
iShares S&P Target Date 2040 Index Fund (inception 11/4/08)

Funds with 8/31 Fiscal Year Ends	8/31/09	239,930	232,650	—	—
iShares MSCI Japan Index Fund
iShares MSCI Austria Investable Market Index Fund
iShares MSCI Belgium Investable Market Index Fund
iShares MSCI EMU Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Netherlands Investable Market Index Fund
iShares MSCI Spain Index Fund
iShares MSCI Sweden Index Fund
iShares MSCI Switzerland Index Fund
iShares MSCI United Kingdom Index Fund
iShares MSCI Australia Index Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Japan Small Cap Index Fund
iShares MSCI Malaysia Index Fund
iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Singapore Index Fund
iShares MSCI South Korea Index Fund
iShares MSCI Taiwan Index Fund
iShares MSCI Thailand Investable Market Index Fund (inception 3/26/08)
iShares MSCI Brazil Index Fund
iShares MSCI BRIC Index Fund (inception 11/12/07)
iShares MSCI Canada Index Fund

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Fiscal Year End	Most Recent Fiscal Year ($)
iShares MSCI Chile Investable Market Index Fund (inception 11/12/07)
iShares MSCI Israel Capped Investable Market Index Fund (inception 3/26/08)
iShares MSCI Mexico Investable Market Index Fund
iShares MSCI South Africa Index Fund
iShares MSCI Turkey Investable Market Index Fund (inception 3/26/08)
iShares MSCI Emerging Markets Index Fund

Fees for non-audit services provided to the Fund’s Adviser Affiliates for which pre-approval by the Audit Committee was required.

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Funds with 2/28 Fiscal Year Ends	25,159	22,222	—	—	—	—
iShares Barclays Short Treasury Bond Fund
iShares Barclays 1-3 Year Treasury Bond Fund
iShares Barclays 3-7 Year Treasury Bond Fund
iShares Barclays 7-10 Year Treasury Bond Fund
iShares Barclays 10-20 Year Treasury Bond Fund
iShares Barclays 20+ Treasury Bond Fund
iShares Barclays TIPS Bond Fund
iShares S&P California Municipal Bond Fund (inception 10/04/07)
iShares S&P National Municipal Bond Fund (inception 9/07/07)
iShares S&P Short Term National Municipal Bond Fund (inception 11/05/08)
iShares S&P New York Municipal Bond Fund (inception 10/04/07)
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (inception 1/21/09)
iShares S&P/Citigroup International Treasury Bond Fund (inception 1/21/09)
iShares Barclays 1-3 Year Credit Bond Fund

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Barclays Intermediate Credit Bond Fund
iShares Barclays Credit Bond Fund
iShares Barclays Intermediate Government/Credit Bond Fund
iShares Barclays Government/Credit Bond Fund
iShares Barclays MBS Bond Fund (inception 3/13/07)
iShares Barclays Agency Bond Fund (inception 11/05/08)
iShares Barclays Aggregate Bond Fund
iShares iBoxx $ High Yield Corporate Bond Fund (4/04/07)
iShares iBoxx $ Investment Grade Corporate Bond Fund
iShares JPMorgan USD Emerging Markets Bond Fund (inception 12/17/07)

Funds with 3/31 Fiscal Year Ends	54,093	63,492	—	—	—	—
iShares S&P 100 Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P 1500 Index Fund
iShares S&P U.S. Preferred Stock Index Fund
iShares Nasdaq Biotechnology Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund (inception 6/24/08)
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Infrastructure Index Fund (inception 12/10/07)
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Nuclear Energy Index Fund (inception 6/24/08)
iShares S&P Global Technology Sector Index Fund (inception 6/24/08)
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Timber & Forestry Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Asia 50 Index Fund (inception 11/13/07)
iShares S&P Europe 350 Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P Developed ex-U.S. Property Index Fund
iShares S&P Emerging Markets Infrastructure Index Fund (inception 6/15/09)
iShares Russell 1000 Index Fund
iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value Index Fund

Funds with 4/30 Fiscal Year Ends	59,124	58,730	—	—	—	—
iShares Dow Jones U.S. Index Fund (formerly Total Market)

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Dow Jones EPAC Select Dividend Index Fund (inception 6/11/07)
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares KLD Select Social Index Fund
iShares KLD 400 Social Index Fund
iShares Cohen & Steers Realty Majors Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund (inception 11/12/07)
iShares FTSE EPRA/NAREIT Developed Europe Index Fund (inception 11/12/07)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (inception 11/12/07)
iShares FTSE EPRA/NAREIT North America Index Fund (inception 11/12/07)
iShares FTSE NAREIT Industrial/Office Capped Index Fund (inception 5/01/07)
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (inception 5/01/07)
iShares FTSE NAREIT Real Estate 50 Index Fund (inception 5/01/07)
iShares FTSE NAREIT Residential Plus Capped Index Fund (inception 5/01/07)
iShares FTSE NAREIT Retail Capped Index Fund (inception 5/01/07)

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Funds with 7/31 Fiscal Year Ends	21,385	17,461	—	—	—	—
iShares S&P North American Technology Sector Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund
iShares S&P North American Technology-Semiconductors Index Fund
iShares S&P North American Technology-Software Index Fund
iShares S&P North American Natural Resources Sector Index Fund
iShares NYSE Composite Index Fund
iShares NYSE 100 Index Fund
iShares FTSE Developed Small Cap ex-North America Index Fund (inception 11/12/07)
iShares FTSE/Xinhua China 25 Index Fund
iShares FTSE China (HK Listed) Index Fund (inception 6/24/08)
iShares MSCI ACWI Index Fund (inception 3/26/08)
iShares MSCI ACWI ex US Index Fund (inception 3/26/08)
iShares MSCI All Country Asia ex Japan Index Fund (inception 8/13/08)
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI EAFE Small Cap Index Fund (inception 12/10/07)
iShares MSCI Kokusai Index Fund (inception 12/10/07)
iShares MSCI EAFE Index Fund
iShares S&P Conservative Allocation Fund (inception 11/4/08)
iShares S&P Moderate Allocation Fund (inception 11/4/08)
iShares S&P Growth Allocation Fund (inception 11/4/08)
iShares S&P Aggressive Allocation Fund (inception 11/4/08)
iShares S&P Target Date Retirement Income Index Fund (inception 11/4/08)
iShares S&P Target Date 2010 Index Fund (inception 11/4/08)
iShares S&P Target Date 2015 Index Fund (inception 11/4/08)

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares S&P Target Date 2020 Index Fund (inception 11/4/08)
iShares S&P Target Date 2025 Index Fund (inception 11/4/08)
iShares S&P Target Date 2030 Index Fund (inception 11/4/08)
iShares S&P Target Date 2035 Index Fund (inception 11/4/08)
iShares S&P Target Date 2040 Index Fund (inception 11/4/08)

Funds with 8/31 Fiscal Year Ends	37,739	38,095	—	—	—	—
iShares MSCI Japan Index Fund
iShares MSCI Austria Investable Market Index Fund
iShares MSCI Belgium Investable Market Index Fund
iShares MSCI EMU Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Netherlands Investable Market Index Fund
iShares MSCI Spain Index Fund
iShares MSCI Sweden Index Fund
iShares MSCI Switzerland Index Fund
iShares MSCI United Kingdom Index Fund
iShares MSCI Australia Index Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Japan Small Cap Index Fund (inception 12/20/07)
iShares MSCI Malaysia Index Fund
iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Singapore Index Fund
iShares MSCI South Korea Index Fund
iShares MSCI Taiwan Index Fund
iShares MSCI Thailand Investable Market Index Fund (inception 3/26/08)
iShares MSCI Brazil Index Fund
iShares MSCI BRIC Index Fund (inception 11/12/07)
iShares MSCI Canada Index Fund
iShares MSCI Chile Investable Market Index Fund (inception 11/12/07)

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares MSCI Israel Capped Investable Market Index Fund (inception 3/26/08)
iShares MSCI Mexico Investable Market Index Fund
iShares MSCI South Africa Index Fund
iShares MSCI Turkey Investable Market Index Fund (inception 3/26/08)
iShares MSCI Emerging Markets Index Fund

Aggregate non-audit fees for services provided to the Fund, the Adviser, and the Adviser Affiliates, regardless of whether pre-approval was required.

		Aggregate Non-Audit Fees ($)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Funds with 2/28 Fiscal Year Ends	2/28/2009	25,159	22,222
iShares Barclays Short Treasury Bond Fund
iShares Barclays 1-3 Year Treasury Bond Fund
iShares Barclays 3-7 Year Treasury Bond Fund
iShares Barclays 7-10 Year Treasury Bond Fund
iShares Barclays 10-20 Year Treasury Bond Fund
iShares Barclays 20+ Treasury Bond Fund
iShares Barclays TIPS Bond Fund
iShares S&P California Municipal Bond Fund (inception 10/04/07)
iShares S&P National Municipal Bond Fund (inception 9/07/07)
iShares S&P Short Term National Municipal Bond Fund (inception 11/05/08)
iShares S&P New York Municipal Bond Fund (inception 10/04/07)
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (inception 1/21/09)
iShares S&P/Citigroup International Treasury Bond Fund (inception 1/21/09)
iShares Barclays 1-3 Year Credit Bond Fund
iShares Barclays Intermediate Credit Bond Fund
iShares Barclays Credit Bond Fund
iShares Barclays Intermediate Government/Credit Bond Fund
iShares Barclays Government/Credit Bond Fund
iShares Barclays MBS Bond Fund (inception 3/13/07)
iShares Barclays Agency Bond Fund (inception 11/05/08)
iShares Barclays Aggregate Bond Fund
iShares iBoxx $ High Yield Corporate Bond Fund (4/04/07)
iShares iBoxx $ Investment Grade Corporate Bond Fund
iShares JPMorgan USD Emerging Markets Bond Fund (inception 12/17/07)

		Aggregate Non-Audit Fees ($)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Funds with 3/31 Fiscal Year Ends	3/31/2009	54,093	63,492
iShares S&P 100 Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P 1500 Index Fund
iShares S&P U.S. Preferred Stock Index Fund
iShares Nasdaq Biotechnology Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund (inception 6/24/08)
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Infrastructure Index Fund (inception 12/10/07)
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Nuclear Energy Index Fund (inception 6/24/08)
iShares S&P Global Technology Sector Index Fund (inception 6/24/08)
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Timber & Forestry Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Asia 50 Index Fund (inception 11/13/07)
iShares S&P Europe 350 Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P Developed ex-U.S. Property Index Fund
iShares S&P Emerging Markets Infrastructure Index Fund (inception 6/15/09)
iShares Russell 1000 Index Fund
iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Growth Index Fund

		Aggregate Non-Audit Fees ($)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value Index Fund

Funds with 4/30 Fiscal Year Ends	4/30/2009	59,124	58,730
iShares Dow Jones U.S. Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Dow Jones EPAC Select Dividend Index Fund (inception 6/11/07)
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares KLD Select Social Index Fund
iShares KLD 400 Social Index Fund
iShares Cohen & Steers Realty Majors Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund (inception 11/12/07)

		Aggregate Non-Audit Fees ($)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares FTSE EPRA/NAREIT Developed Europe Index Fund (inception 11/12/07)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (inception 11/12/07)
iShares FTSE EPRA/NAREIT North America Index Fund (inception 11/12/07)
iShares FTSE NAREIT Industrial/Office Capped Index Fund (inception 5/01/07)
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (inception 5/01/07)
iShares FTSE NAREIT Real Estate 50 Index Fund (inception 5/01/07)
iShares FTSE NAREIT Residential Plus Capped Index Fund (inception 5/01/07)
iShares FTSE NAREIT Retail Capped Index Fund (inception 5/01/07)

Funds with 7/31 Fiscal Year Ends	7/31/2009	21,385	17,461
iShares S&P North American Technology Sector Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund
iShares S&P North American Technology-Semiconductors Index Fund
iShares S&P North American Technology-Software Index Fund
iShares S&P North American Natural Resources Sector Index Fund
iShares NYSE Composite Index Fund
iShares NYSE 100 Index Fund
iShares FTSE Developed Small Cap ex-North America Index Fund (inception 11/12/07)
iShares FTSE/Xinhua China 25 Index Fund
iShares FTSE China (HK Listed) Index Fund (inception 6/24/08)
iShares MSCI ACWI Index Fund (inception 3/26/08)
iShares MSCI ACWI ex US Index Fund (inception 3/26/08)
iShares MSCI All Country Asia ex Japan Index Fund (inception 8/13/08)
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI EAFE Small Cap Index Fund (inception 12/10/07)
iShares MSCI Kokusai Index Fund (inception 12/10/07)
iShares MSCI EAFE Index Fund
iShares S&P Conservative Allocation Fund (inception 11/4/08)
iShares S&P Moderate Allocation Fund (inception 11/4/08)
iShares S&P Growth Allocation Fund (inception 11/4/08)
iShares S&P Aggressive Allocation Fund (inception 11/4/08)
iShares S&P Target Date Retirement Income Index Fund (inception 11/4/08)
iShares S&P Target Date 2010 Index Fund (inception 11/4/08)
iShares S&P Target Date 2015 Index Fund (inception 11/4/08)

		Aggregate Non-Audit Fees ($)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares S&P Target Date 2020 Index Fund (inception 11/4/08)
iShares S&P Target Date 2025 Index Fund (inception 11/4/08)
iShares S&P Target Date 2030 Index Fund (inception 11/4/08)
iShares S&P Target Date 2035 Index Fund (inception 11/4/08)
iShares S&P Target Date 2040 Index Fund (inception 11/4/08)

Funds with 8/31 Fiscal Year Ends	8/31/2009	37,739	38,095
iShares MSCI Japan Index Fund
iShares MSCI Austria Investable Market Index Fund
iShares MSCI Belgium Investable Market Index Fund
iShares MSCI EMU Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Netherlands Investable Market Index Fund
iShares MSCI Spain Index Fund
iShares MSCI Sweden Index Fund
iShares MSCI Switzerland Index Fund
iShares MSCI United Kingdom Index Fund
iShares MSCI Australia Index Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Japan Small Cap Index Fund (inception 12/20/07)
iShares MSCI Malaysia Index Fund
iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Singapore Index Fund
iShares MSCI South Korea Index Fund
iShares MSCI Taiwan Index Fund
iShares MSCI Thailand Investable Market Index Fund (inception 3/26/08)
iShares MSCI Brazil Index Fund
iShares MSCI BRIC Index Fund (inception 11/12/07)
iShares MSCI Canada Index Fund
iShares MSCI Chile Investable Market Index Fund (inception 11/12/07)
iShares MSCI Israel Capped Investable Market Index Fund (inception 3/26/08)
iShares MSCI Mexico Investable Market Index Fund
iShares MSCI South Africa Index Fund
iShares MSCI Turkey Investable Market Index Fund (inception 3/26/08)
iShares MSCI Emerging Markets Index Fund

Appendix L

AUDIT COMMITTEE CHARTER

For

iShares Trust and iShares, Inc.

I.	Composition of the Audit Committee: The Audit Committee of the Board of Trustees of iShares Trust and the Audit Committee of the Board of Directors of iShares, Inc. (hereinafter referred to in the singular as the “Committee” and the “Board”) shall be comprised of all Trustees and Directors of iShares Trust or iShares, Inc. (each, a “Company,” and together, the “Companies”) that are not “interested persons” of the Companies within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”) and shall otherwise satisfy all Securities and Exchange Commission regulations applicable to audit committees of listed open-end investment companies and the applicable membership rules of the National Securities Exchanges on which the individual series of each Company (the “funds”) are listed, as such requirements are interpreted by the Board in its business judgment. Each member of the Committee shall be “financially literate” as the Committee interprets such qualification in its business judgment, or must become financially literate within a reasonable period of time (as the Committee interprets such time period in its business judgment) after his or her appointment to the Committee.

The Board shall determine annually whether any member of the Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Any member of the Committee who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committee and the Board in the absence of such determination. Likewise, the presence on the Committee of a member determined to be such an expert does not otherwise affect the duties, obligations or liabilities of any other member of the Committee. Furthermore, the determination by the Board that any member of the Committee is an audit committee financial expert shall not make such person an expert for any other purpose, including without limitation under Section 11 of the Securities Act of 1933 or applicable fiduciary laws. The determination by the Board that a member of the Committee is an audit committee financial expert is solely a disclosure-based determination and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act and applicable rules of the Securities and Exchange Commission.

The Committee shall elect a chairperson by a majority vote (the “Chairperson”). When a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

The compensation of Committee members shall be as determined by the Board from time to time. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Companies (or their subsidiaries, if any), other than fees paid in his or her capacity as a member of the Board or a committee of the Board, provided that, unless the rules of any applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Companies (provided that such compensation is not contingent in any way on continued service).

II.	Purposes of the Committee: The purposes of the Committee are to:

1.	oversee the Companies’ accounting and financial reporting policies and processes and their internal controls over financial reporting, including any relevant information thereto at third-party service providers to the Companies;

2.	oversee, or as appropriate, assist Board oversight of, the quality, integrity and objectivity of the Companies’ financial statements and the independent audit thereof;

3.	interact with the Companies’ independent registered public accounting firm (the “independent accountants”), appropriate officers of the Companies (“Management”), and the investment adviser, sub-adviser, administrator and other key service providers regarding accounting and financial reporting matters;

4.	oversee, or, as appropriate, assist Board oversight of, the Companies’ compliance with legal and regulatory requirements that relate to the Companies’ accounting and financial reporting, internal controls and independent audits;

5.	approve, prior to appointment, the engagement of the independent accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the independent accountants; and

6.	assume such other responsibilities as may be delegated by the Board.

The function of the Committee is oversight. Management and contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Companies’ financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and for establishing and maintaining adequate internal controls over financial reporting, in all cases designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out an audit in accordance with applicable auditing standards of the Companies’ annual financial statements and, in connection with those responsibilities, for considering the Companies’ internal controls over financial reporting and, if so engaged by the Companies, for reviewing the Companies’ unaudited interim financial statements in accordance with applicable accounting standards. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Companies, and the members of the Committee are neither acting as, nor do they represent themselves to be acting as, accountants or auditors. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set independence standards for the independent accountants, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Companies from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by Management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Companies, the Companies’ investment adviser and any entity controlling, controlled by or under common control with the Companies’ investment adviser that provides ongoing services to the Companies (the “Adviser Affiliates”). The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audits, to determine or certify that either Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law or regulations, or to guarantee the independent accountants’ reports.

The independent accountants for the Companies shall report directly to the Committee.

III.	Meetings of the Committee: The Committee shall meet as often as it deems reasonably necessary or advisable. A majority of the members shall be authorized to call a meeting of the Committee and to send notice thereof. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

In addition, the Committee shall meet separately at least annually with Management and the independent accountants to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately. The Committee may request any officer of the Companies or any officer or employee of any service provider, outside counsel to the Companies or to the independent trustees or representatives of the Companies’ independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee may also act by unanimous written consent in lieu of a meeting. The Committee shall cause to be kept such minutes of its meetings as it shall deem appropriate.

IV.	Duties and Powers of the Committee: To carry out its purposes, the Committee shall have the following duties and powers:

1.	with respect to the independent accountants,

(i)	to approve, prior to appointment, the engagement of the independent accountants to annually audit and provide their opinion on a Company’s financial statements, to approve and recommend to the Board, including those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Act), for approval, the selection, retention or termination of the independent accountants and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent accountants;

(ii)	to advise the independent accountants that they shall report directly to the Committee;

(iii)	to review and approve the compensation of the independent accountants for the performance of audit services to the Companies;

(iv)

to ensure that the independent accountants prepare and deliver annually a formal written statement delineating all relationships between the independent accountants and the Companies and any Adviser Affiliate (the “Statement as to Independence” 1), to discuss with the independent accountants any relationships or services disclosed in the Statement as to Independence that may impact the objectivity and independence of the Companies’ independent accountants, and to take appropriate action in response to the Statement as to Independence to satisfy the Committee of the independent accountants’ independence;

(v)	to obtain and review a report by the independent accountants, at least annually, describing the independent accountants’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review, or any material issues raised by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the independent accountants, and any steps taken to deal with any such issues;

(vi)	to approve, prior to appointment, in accordance with the policies and procedures of the Audit Committee, the engagement of the independent accountants to provide non-audit services to the Companies or any Adviser Affiliate, if the engagement relates directly to the operations and financial reporting of the Companies;

(vii)	to develop, to the extent deemed appropriate by the Committee, any policies and procedures for pre-approval of the engagement of the independent accountants to provide audit or non-audit services to a Company and to provide non-audit services to a Company’s Adviser Affiliates, if the

[1]	The independent accountants shall be responsible for the accuracy and completeness of the Statement as to Independence.

engagement relates directly to the operations and financial reporting of the Companies, provided in either case that the policies and procedures are detailed as to the particular services covered (De minimis non-audit services do not require pre-approval2);

(viii)	to consider the controls applied by the independent accountants and any measures taken by Management to assure that all audit or non-audit services requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(ix)	to review and approve the compensation of the independent accountants for the performance of non-audit services to the Companies;

(x)	if asked by Management or the independent accountants, to review and resolve any disagreements between Management and the independent accountants regarding financial accounting and reporting;

(xi)	to establish clear policies regarding hiring of employees or former employees of the independent accountants by the Companies and the Companies’ investment adviser(s); and

2.	with respect to financial reporting principles and controls over financial reporting,

(i)	to advise Management and the independent accountants that they are expected to provide or cause to be provided to the Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider information and comments with respect to the Companies’ financial statements before their release, to meet with the independent accountants to discuss any matters of concern relating to, the Companies’ financial statements, including any adjustments to such statements recommended by the independent accountants, and to review the independent accountants’ opinion on the Companies’ financial statements;

(iii)	to consider information and comments from the independent accountants with respect to the adequacy of internal controls over financial reporting;

(iv)	to consider information and comments from the independent accountants with respect to the adequacy of internal controls of servicing agents employed on behalf of the Companies;

(v)	to consider the reports required by applicable laws and regulations to be made by the independent accountants regarding:

•	critical accounting policies and practices;

•

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and

•	other material written communications between the independent accountants and Management;

(vi)	to consider any reports or communications (and Management’s responses thereto) submitted to the Committee by the independent accountants required by or referred to in Statement of

[2]

A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues received by the independent accountants from a Company and any Adviser Affiliate for services otherwise requiring Committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Company did not recognize these services as non-audit services at the time of the engagement; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

Auditing Standards No. 61 (as codified by U.S. Auditing Standards Section 380 “Communication with Audit Committees”), as may be modified or supplemented, including reports and communications related to:

•	deficiencies in the design or operation of controls over financial reporting noted in the audit;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent accountants’ responsibility under generally accepted auditing standards;

•	significant accounting policies;

•	Management judgments and accounting estimates;

•	adjustments arising from the audit;

•	the responsibility of the independent accountants for other information in documents containing audited financial statements;

•	disagreements between Management and the independent accountants regarding the Companies’ financial reporting and the resolution of any such disagreements;

•	consultation by Management with other accountants;

•	major issues discussed with Management prior to retention of the independent accountants;

•	audit differences not booked by Management;

•	difficulties encountered with Management in performing the audit; and

•	the independent accountant’s judgments about the quality of a Company’s accounting principles;

(vii)	to meet with Management and/or the independent accountants (separately from Management):

•	to discuss the scope of the annual audit or any audit or review of interim financial statements;

•	to discuss the audited financial statements;

•

to discuss any significant matters arising from any audit or report or communication referred to in this Section IV, whether raised by Management or the independent accountants, relating to the Companies’ financial statements;

•

to discuss significant tax accounting policies elected by the Companies (including compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) and their effect on amounts distributed and reported to shareholders for federal tax purposes;

•	to discuss significant changes to the Companies’ auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent accountants or Management;

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

•	to discuss such other matters as the Committee deems necessary or advisable;

(viii)	to establish procedures reasonably designed:

•	to receive, retain and treat complaints that a Company receives from any source about the Company’s accounting, internal accounting controls, or auditing matters relating to the Company;

•

to receive confidential, anonymous submissions from employees of a Company, its investment adviser or its service providers about questionable accounting or auditing matters relating to the Company; and

(ix)	to discuss with the Companies’ legal advisors any significant legal matters that may have a material effect on the financial statements; and

3.	with respect to reporting, recommendations and other matters,

(i)	upon request by the Board, to provide advice to the Board in selecting the principal accounting officer of each Company;

(ii)	to provide any report or other disclosures required by the rules of the Securities and Exchange Commission to be included in a Company’s proxy statement with respect to an annual meeting of shareholders;

(iii)	to review this Charter at least annually and recommend any changes to the Board;

(iv)	to evaluate the performance of the Committee on an annual basis and to report to the Board on the results of this evaluation (such evaluation may occur as part of the Board’s annual self-assessment);

(v)	to investigate or initiate an investigation of reports of improprieties in connection with the companies’ accounting or financial reporting; and

(vi)	to review and report on its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

V.	Resources and Authority of the Committee: The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants.

Approved by the Board of Directors of iShares, Inc. and Board of Trustees of iShares Trust on June 17, 2009.

Appendix M

iShares Trust (“Trust”) iShares, Inc. (“Corporation”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Purposes of the Nominating and Governance Committee. The Nominating and Governance Committees (together, the “Committee”) of the Board of Trustees of the Trust and the Board of Directors of the Corporation (the “Boards”) have two primary roles: (a) nomination of Independent Board Members (as defined in Article IV below); and (b) supervision of fund governance issues.

II.	Nomination Role. With regard to the nomination of Independent Board Members, the Committee is authorized to:

•	Identify individuals qualified to serve as Independent Board Members on the Boards;

•	Review the qualifications of any person properly identified or nominated to serve as an Independent Board Member on the Boards;

•

Recommend to the Boards and the then-current Independent Board Members the nominee(s) for appointment as Independent Board Members by the Boards and the then-current Independent Board Members and/or for election as Independent Board Members by shareholders[2] to fill any vacancy for a position of Independent Board Member on the Boards;

•

Recommend to the Boards and the then-current Independent Board Members the size and composition of the Boards and Board committees and whether the composition of the Boards and Board committees is as prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable laws and regulations; and

•

Recommend to the Boards and the then-current Independent Board Members a then-current Independent Board Member to serve in the capacity as Lead Independent Trustee/Director in accordance with the resolutions previously adopted by the Boards. Alternatively, if required to do so in accordance with such resolutions, periodically recommend to the Boards and the then-current Independent Board Members a then-current Independent Board Member to serve as the Chairperson of the Boards in accordance with such resolutions.

The Committee performs these functions to assist the Boards and the Independent Board Members in carrying out their fiduciary responsibilities and the requirements of the 1940 Act and the rules thereunder with respect to the selection and nomination of members of the Boards. Nomination of any person to serve on the Boards as an Independent Board Member shall initially be acted upon by the Independent Board Members and then by the entire Boards. Nomination of any persons to serve on the Boards other than as Independent Board Members shall be made by the Boards.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify Independent Board Member candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Trust and/or the Corporation to pay the compensation of any search firm or other consultant engaged by the Committee.

The Committee shall make nominations for the appointment or election of Independent Board Members in accordance with this Charter and apply the criteria and principles set forth in the “General Guidelines for Selecting Independent Board Members” attached hereto as Annex A.

2	The term “shareholder” shall mean a shareholder of either iShares Trust or iShares, Inc.

The Boards believe that shareholders as a group are best served by the efficient allocation of Trust, Corporation and Board resources. As such, the Boards are not required to consider any person nominated by any shareholder of the Trust and/or the Corporation (solely in the capacity as shareholder and not in any other capacity) to serve as an Independent Board Member, although the Committee may consider any such person if the Committee deems it appropriate after considering all circumstances the Committee’s members deem relevant.

In addition to members of the Committee, the President and other officers of the Trust and the Corporation, even if not members of the Committee, may be solicited for their input on candidates and to recruit candidates for the relevant Board. The Committee shall give candidates recommended by the President and other officers of the Trust and Corporation the same consideration given any other candidate.

III.	Fund Governance Role. With regard to fund governance, the Committee is authorized to:

•

Monitor and evaluate industry and legal developments with respect to fund governance matters in order to seek compliance with all applicable requirements, with a view to identifying and recommending “best practices” to the Boards;

•	Periodically review the Boards’ retirement policy for Board members and make any recommendations to the Boards with respect thereto;

•

Periodically review the role and responsibilities of the Lead Independent Trustee/Director (or, if required by Rule 0-1 under the 1940 Act, or otherwise implemented, review the role and responsibilities of the Independent Chairperson of the Boards);

•

Periodically consider an appropriate level of compensation to be paid to the Independent Board Members for their services as Board members, members or chairpersons of committees of the Boards, Lead Independent Trustee/Director, Chairperson of the Boards and such other positions as the Committee considers appropriate, and make recommendations to the Boards with respect thereto;

•	Recommend to the Boards new or revised Board policies and guidelines regarding fund governance matters, as the Committee deems necessary;

•

Recommend to the Boards procedures for evaluating the performance of Board members and Board committees, including the chairpersons thereof, and, at least once annually, evaluate the performance of the Boards and the committees of the Boards, pursuant to the requirements of Rule 0-1 under the 1940 Act or other applicable requirements;

•

Consider, with the assistance of counsel to the Trust or Corporation and counsel to the Independent Board Members, any issues or controversies arising as to whether or not any Board member designated as an Independent Board Member in fact satisfies all of the criteria for such status (whether imposed by law or any such more stringent policies as may be adopted by the Boards). This assessment may occur upon: (i) the consideration of a new Board member, (ii) a Board member’s joining the board of another entity, or (iii) at such other time as the Committee in its discretion may deem appropriate. The Committee shall make recommendations to the Boards regarding the same;

•	At least once annually, evaluate the independence (pursuant to the requirements of Rule 0-1 under the 1940 Act) and overall performance of counsel to the Independent Board Members; and

•	Consider other fund governance related issues or conflicts that are brought before the Committee and make recommendations to the Board, as appropriate.

IV.	Committee Operations. The Committee shall be composed of all the members of the Boards that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust or Corporation, any adviser or subadviser to any series of the Trust or Corporation, or the Trust’s or Corporation’s principal underwriter/placement agent (each, an “Independent Board Member”).

The Committee shall elect a Chairperson by majority vote. When a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

The compensation, if any, of Committee members and its Chairperson shall be as determined from time to time by the Boards.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all Board members; however, no member of either Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee and the Committee may hold executive sessions during which only members of the Committee are present. An affirmative vote or the consent of a majority of all the members of the Committee is required for the Committee to take action. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee. The Committee shall cause to be kept such records of its meetings as it shall deem appropriate.

As it deems necessary and at the Trust’s or Corporation’s expense, the Committee is authorized to confer with, and to seek the help of, outside advisors, including without limitation counsel to the Trust or Corporation and counsel to the Independent Board Members, and officers or other employees of the Trust or Corporation, as well as officers and employees of Barclays Global Investors, N.A. and its affiliates.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Boards for consideration.

V.	Approval of Charter. This Charter and any amendments are subject to approval by the Boards.

Amended and approved the Boards of Trustees/Directors of iShares Trust and iShares, Inc. on September 13, 2006.

ANNEX A

General Guidelines for Selecting Independent Board Members

I.	Application of Criteria to Prospective Independent Board Members. The Committee expects that all candidates should generally have the following characteristics:

1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trust or Corporation.

2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. As fiduciaries, mutual fund board members must affirmatively consider a candidate’s reputation prior to recommending the candidate to serve as a board member. The Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.	The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Trust and Corporation and should be willing and able to contribute positively to the decision-making process of the Trust and Corporation.

4.	The candidate should be committed to understanding the Trust and Corporation and the responsibilities of an Independent Board Member of an investment company and to regularly attending and participating in meetings of the Boards and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and Corporation and to act in the interests of all shareholders.

6.	The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Board Member.

7.	The candidate should have the ability to serve a sufficient number of years before reaching the Trust’s or Corporation’s mandatory retirement age for Board members.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

For each candidate, the Committee shall evaluate specific experience in light of the makeup of the then-current Boards.

The Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Board Member.

In evaluating candidates, the Committee shall seek to have at least one Independent Board Member qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and the Committee shall give preference to candidates that the Committee believes would qualify as audit committee financial experts.

II.	Application of Criteria to Existing Independent Board Members. Each existing Independent Board Member shall continue to serve in such capacity in accordance with, and subject to, the Trust’s or Corporation’s charter documents and any policies adopted by the Boards relating thereto, including, without limitation, the Trust’s or Corporation’s retirement policy for Independent Board Members. Any re-nomination of an existing Independent Board Member should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Board Member’s performance on the Boards and any committees thereof.

Appendix N

Share Ownership of Certain Beneficial Owners

As of June 30, 2009, to the best knowledge of each Company, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any class of securities of the Funds indicated:

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
iShares, Inc.
Brown Brothers Harriman & Co. New Port Towers 525 Washington Blvd. Jersey City, NJ 07302	iShares MSCI Sweden Index Fund	433,441	6.21%
	iShares MSCI Turkey Investable Market Index Fund	256,388	6.75%
	iShares MSCI Austria Investable Market Index Fund	425,212	6.86%
	iShares MSCI South Africa Index Fund	714,689	8.61%
	iShares MSCI Japan Index Fund	55,632,513	10.01%
	iShares MSCI BRIC Index Fund	960,186	10.44%
	iShares MSCI Australia Index Fund	7,378,772	10.60%
	iShares MSCI Malaysia Index Fund	5,885,915	12.44%
	iShares MSCI Emerging Markets Index Fund	110,570,647	12.52%
	iShares MSCI Hong Kong Index Fund	16,150,466	12.73%
	iShares MSCI United Kingdom Index Fund	6,391,535	12.99%
	iShares MSCI Singapore Index Fund	15,454,028	13.01%
	iShares MSCI Thailand Investable Market Index Fund	258,985	14.39%
	iShares MSCI Mexico Investable Market Index Fund	2,187,187	14.68%
	iShares MSCI Brazil Index Fund	24,112,136	14.89%
	iShares MSCI Germany Index Fund	3,733,531	15.18%
	iShares MSCI Canada Index Fund	14,873,793	15.45%
	iShares MSCI Taiwan Index Fund	42,849,801	15.53%
	iShares MSCI South Korea Index Fund	8,764,897	16.43%
	iShares MSCI Switzerland Index Fund	2,201,287	17.44%
	iShares MSCI EMU Index Fund	3,804,270	20.45%
	iShares MSCI Pacific ex-Japan Index Fund	23,382,328	27.74%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	iShares MSCI South Africa Index Fund	436,494	5.26%
	iShares MSCI Germany Index Fund	1,308,024	5.32%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares MSCI Switzerland Index Fund	716,099	5.67%
	iShares MSCI Emerging Markets Index Fund	50,211,131	5.68%
	iShares MSCI Brazil Index Fund	9,997,338	6.18%
	iShares MSCI Malaysia Index Fund	2,928,980	6.19%
	iShares MSCI EMU Index Fund	1,168,156	6.28%
	iShares MSCI Japan Index Fund	35,663,676	6.42%
	iShares MSCI Sweden Index Fund	457,145	6.55%
	iShares MSCI Mexico Investable Market Index Fund	988,234	6.63%
	iShares MSCI Chile Investable Market Index Fund	480,956	6.87%
	iShares MSCI Canada Index Fund	6,797,520	7.06%
	iShares MSCI Pacific ex-Japan Index Fund	6,331,144	7.51%
	iShares MSCI Austria Investable Market Index Fund	519,830	8.38%
	iShares MSCI BRIC Index Fund	867,828	9.43%
	iShares MSCI Australia Index Fund	7,262,802	10.44%
	iShares MSCI Singapore Index Fund	15,421,684	12.98%
	iShares MSCI Hong Kong Index Fund	18,380,336	14.49%

Citibank, N.A. 3800 Citibank Center B3-12 Tampa, FL 33610	iShares MSCI Pacific ex-Japan Index Fund	5,073,133	6.02%
	iShares MSCI Japan Index Fund	35,617,077	6.41%
	iShares MSCI Emerging Markets Index Fund	59,744,771	6.76%
	iShares MSCI United Kingdom Index Fund	4,345,772	8.83%
	iShares MSCI France Index Fund	597,578	9.05%
	iShares MSCI Japan Small Cap Index Fund	131,494	16.44%
	iShares MSCI Italy Index Fund	860,524	17.93%

Citigroup Global Markets Inc. 111 Wall Street New York, NY 10005	iShares MSCI Singapore Index Fund	6,196,232	5.22%
	iShares MSCI Australia Index Fund	3,771,721	5.42%
	iShares MSCI Italy Index Fund	332,265	6.92%
	iShares MSCI United Kingdom Index Fund	3,427,797	6.97%
	iShares MSCI Chile Investable Market Index Fund	490,487	7.01%
	iShares MSCI Sweden Index Fund	632,013	9.06%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares MSCI Belgium Investable Market Index Fund	572,860	9.48%
	iShares MSCI South Africa Index Fund	891,507	10.74%
	iShares MSCI Malaysia Index Fund	5,594,399	11.82%
	iShares MSCI Spain Index Fund	1,098,368	23.62%

Deutsche Bank Securities Inc./Cedear 60 Wall Street New York, NY 10005	iShares MSCI Germany Index Fund	1,235,255	5.02%
	iShares MSCI Hong Kong Index Fund	9,667,985	7.62%
	iShares MSCI EMU Index Fund	2,035,150	10.94%

First Clearing, LLC One North Jefferson Street St. Louis, MO 63103	iShares MSCI Hong Kong Index Fund	7,317,450	5.77%
	iShares MSCI Chile Investable Market Index Fund	412,299	5.89%
	iShares MSCI France Index Fund	431,503	6.54%
	iShares MSCI Italy Index Fund	350,826	7.31%
	iShares MSCI Singapore Index Fund	8,824,961	7.43%
	iShares MSCI Switzerland Index Fund	2,061,929	16.33%
	iShares MSCI Spain Index Fund	1,138,378	24.48%
	iShares MSCI Turkey Investable Market Index Fund	1,271,528	33.46%
	iShares MSCI Netherlands Investable Market Index Fund	2,387,069	40.12%
	iShares MSCI Israel Capped Investable Market Index Fund	1,006,342	43.75%

J.P. Morgan Clearing Corp. One Metrotech Center North Brooklyn, NY 11201-3862	iShares MSCI Japan Small Cap Index Fund	63,311	7.91%
	iShares MSCI Austria Investable Market Index Fund	554,841	8.95%

JPMorgan Chase Bank, N.A. Paradigm, B Wing, Floor 6 Mindspace, Malad (W) Mumbai 400 064 India	iShares MSCI Turkey Investable Market Index Fund	203,231	5.35%
	iShares MSCI Austria Investable Market Index Fund	352,796	5.69%
	iShares MSCI Taiwan Index Fund	16,248,574	5.89%
	iShares MSCI Malaysia Index Fund	2,848,007	6.02%
	iShares MSCI Mexico Investable Market Index Fund	941,300	6.32%
	iShares MSCI Hong Kong Index Fund	8,543,168	6.74%
	iShares MSCI Japan Index Fund	38,718,383	6.97%
	iShares MSCI Singapore Index Fund	8,359,121	7.04%
	iShares MSCI Emerging Markets Index Fund	67,801,011	7.68%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares MSCI Switzerland Index Fund	1,072,376	8.49%
	iShares MSCI Netherlands Investable Market Index Fund	589,440	9.91%
	iShares MSCI Spain Index Fund	471,000	10.13%
	iShares MSCI South Africa Index Fund	872,773	10.52%
	iShares MSCI Sweden Index Fund	838,359	12.02%
	iShares MSCI United Kingdom Index Fund	6,550,783	13.31%
	iShares MSCI Germany Index Fund	3,626,752	14.74%
	iShares MSCI Thailand Investable Market Index Fund	355,541	19.75%
	iShares MSCI Italy Index Fund	1,069,295	22.28%
	iShares MSCI France Index Fund	1,721,192	26.08%
	iShares MSCI Belgium Investable Market Index Fund	2,130,702	35.28%

Merrill Lynch PF&S Safekeeping 101 Hudson Street Jersey City, NJ 07302	iShares MSCI South Korea Index Fund	3,052,380	5.72%
	iShares MSCI BRIC Index Fund	595,045	6.47%
	iShares MSCI Japan Small Cap Index Fund	53,864	6.73%

Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302-3997	iShares MSCI Belgium Investable Market Index Fund	496,227	8.22%
	iShares MSCI Israel Capped Investable Market Index Fund	218,182	9.49%

Morgan Stanley & Co. Inc. 901 South Bond Street Baltimore, MD 21231	iShares MSCI Australia Index Fund	3,990,027	5.73%
	iShares MSCI Mexico Investable Market Index Fund	1,093,117	7.34%

Morgan Stanley DW Inc. Harborside Financial Center Plaza 3 Jersey City, NJ 07311	iShares MSCI South Africa Index Fund	432,145	5.21%

National Financial Services LLC 200 Liberty Street New York, NY 10281	iShares MSCI Pacific ex-Japan Index Fund	4,245,239	5.04%
	iShares MSCI Belgium Investable Market Index Fund	312,151	5.17%
	iShares MSCI Switzerland Index Fund	750,128	5.94%
	iShares MSCI South Africa Index Fund	507,471	6.11%
	iShares MSCI Malaysia Index Fund	2,943,914	6.22%
	iShares MSCI Thailand Investable Market Index Fund	112,745	6.26%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares MSCI Chile Investable Market Index Fund	439,494	6.28%
	iShares MSCI Brazil Index Fund	10,475,132	6.47%
	iShares MSCI Canada Index Fund	6,381,206	6.63%
	iShares MSCI Hong Kong Index Fund	8,937,120	7.05%
	iShares MSCI Singapore Index Fund	9,523,202	8.02%
	iShares MSCI BRIC Index Fund	739,911	8.04%
	iShares MSCI Australia Index Fund	5,715,729	8.21%
	iShares MSCI Japan Small Cap Index Fund	69,456	8.68%
	iShares MSCI Sweden Index Fund	683,842	9.80%
	iShares MSCI Austria Investable Market Index Fund	639,480	10.31%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	iShares MSCI Turkey Investable Market Index Fund	219,708	5.78%
	iShares MSCI United Kingdom Index Fund	2,856,962	5.81%
	iShares MSCI Sweden Index Fund	410,842	5.89%
	iShares MSCI BRIC Index Fund	560,497	6.09%
	iShares MSCI Chile Investable Market Index Fund	446,320	6.38%
	iShares MSCI Austria Investable Market Index Fund	535,535	8.64%
	iShares MSCI Thailand Investable Market Index Fund	212,550	11.81%

State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MS 02171	iShares MSCI Austria Investable Market Index Fund	315,603	5.09%
	iShares MSCI Pacific ex-Japan Index Fund	4,814,053	5.71%
	iShares MSCI Netherlands Investable Market Index Fund	410,285	6.90%
	iShares MSCI Emerging Markets Index Fund	69,611,940	7.88%
	iShares MSCI South Korea Index Fund	4,736,020	8.88%
	iShares MSCI Taiwan Index Fund	25,143,372	9.11%
	iShares MSCI Chile Investable Market Index Fund	1,628,094	23.26%

TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	iShares MSCI Austria Investable Market Index Fund	348,150	5.62%

The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	iShares MSCI Hong Kong Index Fund	6,950,220	5.48%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares MSCI Australia Index Fund	4,053,444	5.82%
	iShares MSCI Singapore Index Fund	7,624,061	6.42%
	iShares MSCI Brazil Index Fund	10,843,282	6.70%
	iShares MSCI United Kingdom Index Fund	3,322,224	6.75%
	iShares MSCI Malaysia Index Fund	3,277,186	6.92%
	iShares MSCI South Korea Index Fund	3,920,048	7.35%
	iShares MSCI South Africa Index Fund	750,936	9.05%
	iShares MSCI Switzerland Index Fund	1,146,353	9.08%
	iShares MSCI Turkey Investable Market Index Fund	502,146	13.21%
	iShares MSCI Germany Index Fund	3,701,899	15.05%
	iShares MSCI Japan Small Cap Index Fund	132,181	16.52%
	iShares MSCI Taiwan Index Fund	46,290,724	16.77%
	iShares MSCI Canada Index Fund	20,004,471	20.77%
	iShares MSCI Japan Index Fund	143,480,303	25.82%

The Northern Trust Company 801 South Canal Street Chicago, IL 60607	iShares MSCI Emerging Markets Index Fund	49,345,926	5.59%
	iShares MSCI Taiwan Index Fund	16,813,615	6.09%

iShares Trust
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	iShares Morningstar Mid Value Index Fund	74,847	5.16%
	iShares Morningstar Small Growth Index Fund	84,317	6.02%
	iShares Dow Jones EPAC Select Dividend Index Fund	168,124	6.47%
	iShares Morningstar Large Core Index Fund	282,728	6.81%
	iShares Morningstar Small Core Index Fund	121,462	7.14%
	iShares Morningstar Mid Core Index Fund	117,603	7.35%
	iShares S&P New York AMT-Free Municipal Bond Fund	33,577	7.46%
	iShares NYSE Composite Index Fund	131,240	7.72%
	iShares S&P Conservative Allocation Fund	31,483	9.00%
	iShares S&P Growth Allocation Fund	75,960	9.50%
	iShares S&P Target Date 2015 Index Fund	12,308	12.31%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P Target Date 2020 Index Fund	14,456	14.46%
	iShares S&P Target Date Retirement Income Index Fund	19,473	19.47%
	iShares S&P Moderate Allocation Fund	140,632	23.44%

Baird (Robert W.) & Co. Inc. 777 E. Wisconsin Avenue Milwaukee, WI 53202	iShares Barclays Credit Bond Fund	170,272	5.32%

Banc of America Securities LLC One Bryant Park New York, NY 10036	iShares S&P Latin America 40 Index Fund	3,000,000	5.85%

Bank of America, N.A./GWIM Trust Operations 411 N. Akard Dallas, TX 75201	iShares S&P 1500 Index Fund	333,770	5.02%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	52,424	5.82%
	iShares KLD Select Social Index Fund	180,594	7.37%

BMO Capital Markets Corp. Three Times Square New York, NY 10036	iShares Barclays 20+ Year Treasury Bond Fund	1,304,000	5.20%

Brown Brothers Harriman & Co. New Port Towers 525 Washington Blvd. Jersey City, NJ 07302	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	350,690	5.48%
	iShares S&P Global 100 Index Fund	701,783	5.73%
	iShares Dow Jones U.S. Financial Sector Index Fund	731,139	5.87%
	iShares Barclays 20+ Year Treasury Bond Fund	1,502,743	5.99%
	iShares S&P Global Infrastructure Index Fund	607,601	6.14%
	iShares Dow Jones U.S. Industrial Sector Index Fund	318,530	6.19%
	iShares Morningstar Large Growth Index Fund	454,408	6.22%
	iShares Dow Jones U.S. Healthcare Sector Index Fund	771,032	6.29%
	iShares S&P Asia 50 Index Fund	145,185	6.31%
	iShares Dow Jones U.S. Home Construction Index Fund	1,232,220	6.38%
	iShares S&P Global Technology Sector Index Fund	384,314	6.41%
	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	511,637	6.52%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Telecommunications Sector Index Fund	1,944,323	6.62%
	iShares S&P Europe 350 Index Fund	3,268,833	6.87%
	iShares MSCI All Country Asia ex Japan Index Fund	1,329,881	7.11%
	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	11,890	7.93%
	iShares S&P North American Technology-Multimedia Networking Index Fund	523,629	8.38%
	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	634,751	8.70%
	iShares S&P 500 Growth Index Fund	9,856,867	9.27%
	iShares S&P 500 Index Fund	18,734,658	9.42%
	iShares S&P 100 Index Fund	5,192,018	9.81%
	iShares Barclays 3-7 Year Treasury Bond Fund	736,688	10.09%
	iShares S&P Global Industrials Sector Index Fund	153,689	10.25%
	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	53,004	10.60%
	iShares S&P Global Nuclear Energy Index Fund	29,896	10.68%
	iShares FTSE/Xinhua China 25 Index Fund	27,915,396	10.79%
	iShares S&P/TOPIX 150 Index Fund	325,933	10.86%
	iShares FTSE NAREIT Industrial/Office Capped Index Fund	27,995	11.20%
	iShares Barclays MBS Bond Fund	1,785,670	12.40%
	iShares S&P Latin America 40 Index Fund	6,594,099	12.87%
	iShares KLD 400 Social Index Fund	261,556	13.08%
	iShares S&P Global Financials Sector Index Fund	852,746	14.21%
	iShares S&P Global Telecommunications Sector Index Fund	742,465	14.85%
	iShares FTSE EPRA/NAREIT North America Index Fund	22,307	14.87%
	iShares Nasdaq Biotechnology Index Fund	2,899,053	15.46%
	iShares S&P Global Energy Sector Index Fund	4,080,080	15.63%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P North American Technology-Software Index Fund	1,174,352	15.66%
	iShares S&P Global Healthcare Sector Index Fund	1,866,637	17.86%
	iShares Dow Jones U.S. Medical Devices Index Fund	1,107,332	19.43%
	iShares JPMorgan USD Emerging Markets Bond Fund	575,436	19.84%
	iShares S&P Global Consumer Staples Sector Index Fund	1,102,769	19.87%
	iShares Barclays 10-20 Year Treasury Bond Fund	443,173	20.14%
	iShares Russell 3000 Growth Index Fund	1,906,902	20.18%
	iShares MSCI ACWI Index Fund	3,113,374	24.91%
	iShares S&P Global Utilities Index Fund	939,509	27.23%
	iShares S&P Global Consumer Discretionary Sector Index Fund	1,088,992	58.86%

CDS Clearing and Depository Services Inc. 600 Blvd. de Maison Neuve Ouest Bureau 210 Montreal, QC H3A 3J2	iShares S&P Europe 350 Index Fund	2,933,767	6.17%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	iShares S&P Global Consumer Discretionary Sector Index Fund	96,459	5.21%
	iShares Dow Jones U.S. Broker-Dealers Index Fund	371,962	5.24%
	iShares Dow Jones U.S. Consumer Services Sector Index Fund	215,383	5.32%
	iShares FTSE NAREIT Real Estate 50 Index Fund	44,266	5.53%
	iShares Barclays MBS Bond Fund	822,514	5.71%
	iShares S&P Europe 350 Index Fund	2,739,300	5.76%
	iShares S&P Global Utilities Index Fund	202,670	5.87%
	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	152,782	6.24%
	iShares JPMorgan USD Emerging Markets Bond Fund	184,264	6.35%
	iShares S&P Moderate Allocation Fund	38,077	6.35%
	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	465,973	6.38%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P Global Industrials Sector Index Fund	101,390	6.76%
	iShares Barclays 20+ Year Treasury Bond Fund	1,766,097	7.04%
	iShares S&P/Citigroup International Treasury Bond Fund	14,419	7.21%
	iShares NYSE 100 Index Fund	97,976	7.26%
	iShares S&P Global Consumer Staples Sector Index Fund	411,668	7.42%
	iShares Russell Midcap Growth Index Fund	4,216,283	7.44%
	iShares Barclays 3-7 Year Treasury Bond Fund	548,710	7.52%
	iShares S&P/TOPIX 150 Index Fund	225,969	7.53%
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	489,347	7.65%
	iShares S&P Global Materials Sector Index Fund	815,798	7.66%
	iShares Dow Jones U.S. Insurance Index Fund	119,409	7.70%
	iShares Dow Jones U.S. Healthcare Providers Index Fund	166,333	7.74%
	iShares S&P Global Infrastructure Index Fund	767,999	7.76%
	iShares Dow Jones U.S. Financial Services Index Fund	557,788	7.91%
	iShares Barclays Short Treasury Bond Fund	1,416,797	8.00%
	iShares Dow Jones U.S. Real Estate Index Fund	3,653,570	8.02%
	iShares S&P North American Technology-Multimedia Networking Index Fund	505,149	8.08%
	iShares Dow Jones U.S. Financial Sector Index Fund	1,014,330	8.15%
	iShares Dow Jones U.S. Aerospace & Defense Index Fund	266,379	8.20%
	iShares S&P Latin America 40 Index Fund	4,285,451	8.36%
	iShares S&P Global Financials Sector Index Fund	515,425	8.59%
	iShares Russell Midcap Index Fund	4,866,548	8.76%
	iShares Russell Midcap Value Index Fund	6,414,456	8.86%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P Global Healthcare Sector Index Fund	950,830	9.10%
	iShares Nasdaq Biotechnology Index Fund	1,738,400	9.27%
	iShares S&P Global 100 Index Fund	1,137,228	9.28%
	iShares S&P Target Date 2020 Index Fund	9,344	9.34%
	iShares Russell 3000 Growth Index Fund	882,375	9.34%
	iShares FTSE NAREIT Residential Plus Capped Index Fund	80,017	9.41%
	iShares S&P New York AMT-Free Municipal Bond Fund	42,568	9.46%
	iShares MSCI EAFE Index Fund	60,824,132	9.51%
	iShares Dow Jones U.S. Industrial Sector Index Fund	491,346	9.54%
	iShares Barclays Government/Credit Bond Fund	105,242	9.57%
	iShares Dow Jones U.S. Technology Sector Index Fund	1,977,648	9.74%
	iShares Dow Jones U.S. Regional Banks Index Fund	671,447	9.95%
	iShares iBoxx $ Investment Grade Corporate Bond Fund	12,215,810	10.04%
	iShares FTSE/Xinhua China 25 Index Fund	26,006,288	10.05%
	iShares S&P MidCap 400 Growth Index Fund	2,564,417	10.06%
	iShares Russell 1000 Value Index Fund	15,165,404	10.18%
	iShares Russell 2000 Growth Index Fund	4,911,698	10.25%
	iShares Morningstar Mid Core Index Fund	164,493	10.28%
	iShares S&P North American Technology-Semiconductors Index Fund	529,839	10.29%
	iShares Barclays 1-3 Year Treasury Bond Fund	8,731,536	10.37%
	iShares Dow Jones U.S. Home Construction Index Fund	2,016,624	10.45%
	iShares Barclays Credit Bond Fund	344,983	10.78%
	iShares S&P Global Clean Energy Index Fund	346,106	10.82%
	iShares S&P 500 Growth Index Fund	11,527,013	10.84%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares iBoxx $ High Yield Corporate Bond Fund	4,731,120	10.93%
	iShares S&P Target Date 2040 Index Fund	11,124	11.12%
	iShares Dow Jones U.S. Energy Sector Index Fund	2,492,099	11.18%
	iShares Barclays Intermediate Credit Bond Fund	1,456,052	11.20%
	iShares S&P Global Energy Sector Index Fund	2,939,734	11.26%
	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	22,631	11.32%
	iShares Russell 1000 Growth Index Fund	26,482,720	11.45%
	iShares Barclays 7-10 Year Treasury Bond Fund	3,371,072	11.54%
	iShares Dow Jones U.S. Healthcare Sector Index Fund	1,437,858	11.74%
	iShares S&P 500 Index Fund	23,373,735	11.76%
	iShares Morningstar Small Value Index Fund	177,244	11.82%
	iShares S&P National AMT-Free Municipal Bond Fund	1,516,370	11.94%
	iShares Dow Jones U.S. Basic Materials Sector Index Fund	1,590,427	12.09%
	iShares S&P North American Technology-Software Index Fund	906,402	12.09%
	iShares Barclays 1-3 Year Credit Bond Fund	2,829,562	12.14%
	iShares MSCI EAFE Growth Index Fund	2,913,138	12.14%
	iShares Barclays Agency Bond Fund	231,621	12.19%
	iShares S&P MidCap 400 Index Fund	9,800,674	12.29%
	iShares Russell 2000 Value Index Fund	8,181,085	12.48%
	iShares Dow Jones EPAC Select Dividend Index Fund	329,556	12.68%
	iShares S&P MidCap 400 Value Index Fund	3,273,713	12.69%
	iShares S&P Asia 50 Index Fund	294,594	12.81%
	iShares S&P U.S. Preferred Stock Index Fund	8,091,196	12.88%
	iShares Russell 2000 Index Fund	24,053,765	13.02%
	iShares Dow Jones U.S. Utilities Sector Index Fund	869,345	13.07%
	iShares Morningstar Small Core Index Fund	223,680	13.16%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Morningstar Small Growth Index Fund	186,318	13.31%
	iShares S&P Growth Allocation Fund	107,314	13.41%
	iShares S&P Global Telecommunications Sector Index Fund	674,818	13.50%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	124,086	13.79%
	iShares Morningstar Large Growth Index Fund	1,010,396	13.84%
	iShares S&P Global Nuclear Energy Index Fund	38,972	13.92%
	iShares S&P Conservative Allocation Fund	48,772	13.93%
	iShares Morningstar Mid Growth Index Fund	439,483	13.95%
	iShares Morningstar Large Core Index Fund	587,411	14.15%
	iShares Morningstar Large Value Index Fund	531,684	14.18%
	iShares MSCI ACWI ex US Index Fund	1,049,396	14.18%
	iShares KLD Select Social Index Fund	348,260	14.21%
	iShares Barclays TIPS Bond Fund	19,875,033	14.23%
	iShares S&P 1500 Index Fund	954,389	14.35%
	iShares Barclays Aggregate Bond Fund	13,801,715	14.38%
	iShares Morningstar Mid Value Index Fund	208,623	14.39%
	iShares Dow Jones Select Dividend Index Fund	12,250,070	14.48%
	iShares S&P 500 Value Index Fund	9,614,563	14.52%
	iShares S&P Global Technology Sector Index Fund	876,534	14.61%
	iShares NYSE Composite Index Fund	253,853	14.93%
	iShares Dow Jones U.S. Medical Devices Index Fund	854,147	14.99%
	iShares Russell 3000 Value Index Fund	781,919	15.04%
	iShares S&P SmallCap 600 Index Fund	13,399,714	15.07%
	iShares S&P SmallCap 600 Growth Index Fund	3,659,555	15.09%
	iShares Dow Jones U.S. Pharmaceuticals Index Fund	275,815	15.16%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Russell 3000 Index Fund	7,840,088	15.18%
	iShares FTSE China (HK Listed) Index Fund	109,713	15.67%
	iShares S&P North American Technology Sector Index Fund	1,035,802	15.69%
	iShares MSCI EAFE Value Index Fund	4,055,510	16.09%
	iShares S&P North American Natural Resources Sector Index Fund	8,109,998	16.90%
	iShares S&P SmallCap 600 Value Index Fund	4,130,422	17.03%
	iShares Cohen & Steers Realty Majors Index Fund	5,216,069	17.05%
	iShares Dow Jones U.S. Index Fund	1,946,139	17.38%
	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	1,364,309	17.38%
	iShres S&P Aggressive Allocation Fund	105,113	17.52%
	iShares S&P Target Date 2025 Index Fund	26,322	17.55%
	iShares Barclays Intermediate Government/Credit Bond Fund	598,601	18.14%
	iShares KLD 400 Social Index Fund	373,133	18.66%
	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	30,436	20.29%
	iShares S&P 100 Index Fund	10,893,295	20.57%
	iShares Russell 1000 Index Fund	19,134,243	21.45%
	iShares MSCI EAFE Small Cap Index Fund	2,650,645	25.01%
	iShares S&P Developed ex-U.S. Property Index Fund	659,374	25.36%
	iShares S&P Global Timber & Forestry Index Fund	238,223	26.47%
	iShares FTSE Developed Small Cap ex-North America Index Fund	224,140	28.02%
	iShares S&P California AMT-Free Municipal Bond Fund	434,283	28.95%
	iShares Russell Microcap Index Fund	2,569,045	29.53%
	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	164,981	33.00%

CIBC World Markets Inc./CDS 161 Bay Street Toronto, ON M5J 258	iShares S&P Global Nuclear Energy Index Fund	15,190	5.43%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
Citibank, N.A. 3800 Citibank Center B3-12 Tampa, FL 33610	iShares S&P Global Utilities Index Fund	179,041	5.19%
	iShares Dow Jones U.S. Healthcare Providers Index Fund	116,678	5.43%
	iShares S&P Europe 350 Index Fund	2,833,658	5.96%
	iShares S&P Global Industrials Sector Index Fund	89,567	5.97%

Citigroup Global Markets Inc. 111 Wall Street New York, NY 10005	iShares S&P Target Date 2015 Index Fund	5,000	5.00%
	iShares S&P Global Infrastructure Index Fund	497,142	5.02%
	iShares Dow Jones U.S. Aerospace & Defense Index Fund	164,216	5.05%
	iShares KLD Select Social Index Fund	124,072	5.06%
	iShares Barclays TIPS Bond Fund	7,087,570	5.07%
	iShares S&P Global Technology Sector Index Fund	306,324	5.11%
	iShares Barclays 1-3 Year Treasury Bond Fund	4,372,316	5.19%
	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	410,915	5.23%
	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	8,057	5.37%
	iShares Russell 2000 Value Index Fund	3,520,690	5.37%
	iShares S&P Global Utilities Index Fund	185,999	5.39%
	iShares KLD 400 Social Index Fund	108,832	5.44%
	iShares S&P Global Healthcare Sector Index Fund	571,741	5.47%
	iShares S&P MidCap 400 Growth Index Fund	1,400,829	5.49%
	iShares S&P SmallCap 600 Growth Index Fund	1,335,169	5.51%
	iShares Dow Jones U.S. Medical Devices Index Fund	315,925	5.54%
	iShares iBoxx $ High Yield Corporate Bond Fund	2,415,093	5.58%
	iShares S&P Asia 50 Index Fund	129,015	5.61%
	iShares Morningstar Small Core Index Fund	99,348	5.84%
	iShares S&P California AMT-Free Municipal Bond Fund	88,068	5.87%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Technology Sector Index Fund	1,196,130	5.89%
	iShares Barclays Credit Bond Fund	191,973	6.00%
	iShares Dow Jones U.S. Industrial Sector Index Fund	309,956	6.02%
	iShares Dow Jones Select Dividend Index Fund	5,130,118	6.06%
	iShares Dow Jones U.S. Utilities Sector Index Fund	417,135	6.27%
	iShares Dow Jones U.S. Energy Sector Index Fund	1,427,217	6.40%
	iShares Dow Jones U.S. Financial Sector Index Fund	799,800	6.42%
	iShares Russell 3000 Growth Index Fund	611,247	6.47%
	iShares S&P Global Timber & Forestry Index Fund	59,170	6.57%
	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	528,767	7.24%
	iShares Russell 2000 Growth Index Fund	3,544,967	7.40%
	iShares Barclays Intermediate Government/Credit Bond Fund	255,172	7.73%
	iShares Dow Jones U.S. Home Construction Index Fund	1,491,172	7.73%
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	511,709	8.00%
	iShares MSCI ACWI ex US Index Fund	600,167	8.11%
	iShares Dow Jones U.S. Consumer Services Sector Index Fund	332,356	8.21%
	iShares Russell Midcap Value Index Fund	6,036,260	8.34%
	iShares Dow Jones U.S. Regional Banks Index Fund	575,783	8.53%
	iShares Russell 1000 Growth Index Fund	20,316,343	8.79%
	iShares Nasdaq Biotechnology Index Fund	1,654,834	8.83%
	iShares Russell 1000 Value Index Fund	13,844,429	9.30%
	iShares S&P U.S. Preferred Stock Index Fund	5,968,527	9.50%
	iShares S&P North American Technology Sector Index Fund	636,885	9.65%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P/Citigroup International Treasury Bond Fund	19,573	9.79%
	iShares Russell Midcap Growth Index Fund	5,599,668	9.88%
	iShares S&P New York AMT-Free Municipal Bond Fund	47,802	10.62%
	iShares Dow Jones U.S. Financial Services Index Fund	759,906	10.78%
	iShares Barclays Government/Credit Bond Fund	129,601	11.78%
	iShares Dow Jones Transportation Average Index Fund	700,210	12.62%
	iShares S&P North American Technology-Semiconductors Index Fund	656,795	12.75%
	iShares Barclays Short Treasury Bond Fund	2,345,616	13.25%
	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	333,171	13.60%
	iShares Morningstar Small Growth Index Fund	202,287	14.45%
	iShares S&P Global Industrials Sector Index Fund	222,710	14.85%
	iShares Dow Jones U.S. Healthcare Providers Index Fund	320,943	14.93%
	iShares S&P North American Technology-Software Index Fund	1,196,642	15.96%
	iShares Dow Jones U.S. Broker-Dealers Index Fund	1,136,865	16.01%
	iShares Dow Jones U.S. Insurance Index Fund	263,478	17.00%
	iShares S&P North American Technology-Multimedia Networking Index Fund	1,187,041	18.99%

Computershare Trust Company, N.A. 250 Royall Street Canton, MS 02021	iShares S&P Global 100 Index Fund	643,032	5.25%
	iShares S&P Asia 50 Index Fund	198,200	8.62%

Credit Suisse Securities (USA) LLC One Madison Avenue New York, NY 10010	iShares Dow Jones U.S. Healthcare Sector Index Fund	632,179	5.16%
	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	411,811	5.25%
	iShares Dow Jones U.S. Financial Sector Index Fund	805,825	6.47%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P North American Technology-Semiconductors Index Fund	401,722	7.80%
	iShares Dow Jones U.S. Financial Services Index Fund	559,683	7.94%
	iShares Dow Jones U.S. Healthcare Providers Index Fund	178,033	8.28%
	iShares Dow Jones U.S. Regional Banks Index Fund	699,940	10.37%

Curian Clearing, LLC 7601 Technology Way Denver, CO 80237	iShares JPMorgan USD Emerging Markets Bond Fund	151,622	5.23%
	iShares Barclays MBS Bond Fund	885,776	6.15%
	iShares Dow Jones EPAC Select Dividend Index Fund	165,615	6.37%
	iShares Barclays Agency Bond Fund	385,900	20.31%

Custodial Trust Company 14201 Dallas Parkway Dallas, TX 75254	iShares Barclays 20+ Year Treasury Bond Fund	1,442,566	5.75%

Deutsche Bank Securities Inc./Cedear 60 Wall Street New York, NY 10005	iShares MSCI ACWI Index Fund	643,820	5.15%
	iShares Barclays 1-3 Year Treasury Bond Fund	4,512,434	5.36%
	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1,760,338	24.11%

E*Trade Clearing LLC 10951 White Rock Road Rancho Cordova, CA 95670	iShares MSCI Kokusai Index Fund	382,171	14.70%

Fiduciary Trust Company of Boston 175 Federal Street Boston, MA 02110	iShares Barclays 1-3 Year Credit Bond Fund	1,170,712	5.02%

First Clearing, LLC One North Jefferson Street St. Louis, MO 63103	iShares iBoxx $ Investment Grade Corporate Bond Fund	6,339,419	5.21%
	iShares S&P 500 Growth Index Fund	5,557,218	5.23%
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	344,673	5.39%
	iShares JPMorgan USD Emerging Markets Bond Fund	156,994	5.41%
	iShares Barclays MBS Bond Fund	798,945	5.55%
	iShares S&P Target Date 2015 Index Fund	5,605	5.61%
	iShares Barclays 1-3 Year Treasury Bond Fund	4,752,793	5.64%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Medical Devices Index Fund	330,285	5.79%
	iShares S&P North American Technology Sector Index Fund	383,444	5.81%
	iShares Dow Jones Select Dividend Index Fund	4,982,965	5.89%
	iShares Barclays Credit Bond Fund	189,608	5.93%
	iShares S&P 500 Value Index Fund	3,931,620	5.94%
	iShares Dow Jones U.S. Healthcare Sector Index Fund	744,979	6.08%
	iShares Dow Jones U.S. Utilities Sector Index Fund	413,560	6.22%
	iShares FTSE China (HK Listed) Index Fund	43,699	6.24%
	iShares Morningstar Large Growth Index Fund	476,545	6.53%
	iShares S&P North American Technology-Multimedia Networking Index Fund	422,665	6.76%
	iShares Barclays 7-10 Year Treasury Bond Fund	2,007,854	6.88%
	iShares Dow Jones U.S. Energy Sector Index Fund	1,544,281	6.93%
	iShares S&P MidCap 400 Index Fund	5,727,370	7.18%
	iShares FTSE NAREIT Industrial/Office Capped Index Fund	18,183	7.27%
	iShares S&P National AMT-Free Municipal Bond Fund	928,032	7.31%
	iShares S&P 1500 Index Fund	486,742	7.32%
	iShares Dow Jones U.S. Broker-Dealers Index Fund	523,865	7.38%
	iShares S&P U.S. Preferred Stock Index Fund	4,827,660	7.69%
	iShares S&P Target Date Retirement Income Index Fund	8,095	8.10%
	iShares S&P North American Technology-Semiconductors Index Fund	419,284	8.14%
	iShares iBoxx $ High Yield Corporate Bond Fund	3,532,153	8.16%
	iShares Barclays 1-3 Year Credit Bond Fund	1,908,296	8.19%
	iShares S&P North American Technology-Software Index Fund	618,935	8.25%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	75,826	8.43%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P/Citigroup International Treasury Bond Fund	17,104	8.55%
	iShares Morningstar Mid Core Index Fund	139,665	8.73%
	iShares Morningstar Small Core Index Fund	149,479	8.79%
	iShares S&P SmallCap 600 Index Fund	8,808,678	9.91%
	iShares Morningstar Mid Value Index Fund	159,518	11.00%
	iShares S&P SmallCap 600 Value Index Fund	2,683,436	11.07%
	iShares Dow Jones U.S. Aerospace & Defense Index Fund	376,215	11.58%
	iShares KLD 400 Social Index Fund	233,484	11.67%
	iShares Barclays Agency Bond Fund	245,243	12.91%
	iShares S&P SmallCap 600 Growth Index Fund	3,294,057	13.58%
	iShares S&P MidCap 400 Value Index Fund	3,547,857	13.75%
	iShares S&P MidCap 400 Growth Index Fund	3,783,768	14.84%
	iShares Barclays 10-20 Year Treasury Bond Fund	342,313	15.56%
	iShares Dow Jones U.S. Telecommunications Sector Index Fund	4,917,979	16.76%
	iShares Barclays Intermediate Credit Bond Fund	2,444,105	18.80%
	iShares NYSE 100 Index Fund	268,515	19.89%
	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	41,100	20.55%
	iShares Dow Jones U.S. Consumer Services Sector Index Fund	1,009,849	24.93%
	iShares FTSE NAREIT Residential Plus Capped Index Fund	218,178	25.67%
	iShares Morningstar Mid Growth Index Fund	1,233,291	39.15%

First National Bank of Omaha 1620 Dodge Street Omaha, NE 68102	iShares Dow Jones U.S. Insurance Index Fund	85,000	5.48%
	iShares S&P Global Industrials Sector Index Fund	85,000	5.67%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	iShares S&P Conservative Allocation Fund	17,838	5.10%
	iShares S&P Emerging Markets Infrastructure Index Fund	50,000	33.33%
	iShares S&P Target Date 2040 Index Fund	44,227	44.23%
	iShares S&P Target Date 2035 Index Fund	56,780	56.78%
	iShares S&P Target Date Retirement Income Index Fund	62,969	62.97%
	iShares S&P Target Date 2010 Index Fund	69,637	69.64%

Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	iShares Barclays MBS Bond Fund	758,696	5.27%
	iShares MSCI ACWI Index Fund	660,316	5.28%
	iShares Dow Jones U.S. Real Estate Index Fund	2,744,975	6.03%
	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	56,561	11.31%
	iShares FTSE NAREIT Real Estate 50 Index Fund	122,507	15.31%
	iShares FTSE Developed Small Cap ex-North America Index Fund	192,196	24.02%
	iShares S&P Target Date 2030 Index Fund	36,706	24.47%
	iShares S&P Target Date 2020 Index Fund	25,248	25.25%
	iShares S&P Target Date 2025 Index Fund	77,563	51.71%
	iShares S&P Target Date 2015 Index Fund	54,372	54.37%

J.P. Morgan Clearing Corp. One Metrotech Center North Brooklyn, NY 11201-3862	iShares S&P Global Nuclear Energy Index Fund	15,444	5.52%
	iShares S&P Global Telecommunications Sector Index Fund	280,949	5.62%
	iShares FTSE Developed Small Cap ex-North America Index Fund	48,381	6.05%
	iShares S&P Global Financials Sector Index Fund	388,948	6.48%
	iShares S&P Target Date 2010 Index Fund	7,189	7.19%
	iShares S&P New York AMT-Free Municipal Bond Fund	33,016	7.34%
	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	16,409	8.52%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares FTSE NAREIT Real Estate 50 Index Fund	107,943	13.49%
	iShares FTSE NAREIT Retail Capped Index Fund	21,259	14.17%
	iShares S&P/Citigroup International Treasury Bond Fund	32,633	16.32%
	iShares FTSE EPRA/NAREIT North America Index Fund	33,715	22.48%

Janney Montgomery Scott Inc. 1801 Market Street Philadelphia, PA 19103-1675	iShares Dow Jones U.S. Industrial Sector Index Fund	261,875	5.08%
	iShares Dow Jones U.S. Insurance Index Fund	167,229	10.79%
	iShares S&P Emerging Markets Infrastructure Index Fund	20,340	13.56%

JPMorgan Chase Bank, N.A. Paradigm, B Wing, Floor 6 Mindspace, Malad (W) Mumbai 400 064 India	iShares S&P Global Utilities Index Fund	187,774	5.44%
	iShares MSCI EAFE Index Fund	36,592,590	5.72%
	iShares MSCI EAFE Growth Index Fund	1,418,338	5.91%
	iShares MSCI ACWI Index Fund	743,928	5.95%
	iShares Russell Midcap Value Index Fund	4,405,160	6.08%
	iShares MSCI EAFE Value Index Fund	1,544,185	6.13%
	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	465,881	6.38%
	iShares S&P Developed ex-U.S. Property Index Fund	174,028	6.69%
	iShares Barclays 20+ Year Treasury Bond Fund	1,685,393	6.71%
	iShares S&P Global Infrastructure Index Fund	686,693	6.94%
	iShares S&P 100 Index Fund	3,732,603	7.05%
	iShares Morningstar Large Core Index Fund	325,917	7.85%
	iShares S&P 500 Index Fund	18,256,095	9.18%
	iShares Morningstar Large Value Index Fund	382,541	10.20%
	iShares Russell Midcap Index Fund	7,673,026	13.81%
	iShares Morningstar Large Growth Index Fund	1,044,465	14.31%
	iShares Morningstar Mid Value Index Fund	235,113	16.21%
	iShares Barclays 3-7 Year Treasury Bond Fund	1,222,864	16.75%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares MSCI All Country Asia ex Japan Index Fund	3,191,698	17.07%
	iShares S&P Europe 350 Index Fund	8,613,525	18.11%

JPMorgan Chase Bank/PCS Shared Services 340 South Cleveland Avenue Westerville, OH 43081	iShares Russell Midcap Index Fund	4,386,396	7.90%
	iShares MSCI All Country Asia ex Japan Index Fund	6,998,718	37.43%

LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	iShares Morningstar Large Core Index Fund	254,243	6.13%

M&I Marshall & Ilsley Bank 11270 W. Park Place Milwaukee, WI 53224	iShares Morningstar Small Value Index Fund	84,280	5.62%

Merrill Lynch PF&S Safekeeping 101 Hudson Street Jersey City, NJ 07302	iShares Morningstar Large Value Index Fund	187,867	5.01%
	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	123,589	5.04%
	iShares Barclays 1-3 Year Credit Bond Fund	1,186,774	5.09%
	iShares JPMorgan USD Emerging Markets Bond Fund	148,595	5.12%
	iShares S&P Conservative Allocation Fund	18,014	5.15%
	iShares S&P SmallCap 600 Value Index Fund	1,266,136	5.22%
	iShares S&P Developed ex-U.S. Property Index Fund	135,601	5.22%
	iShares Dow Jones U.S. Insurance Index Fund	84,387	5.44%
	iShares S&P MidCap 400 Value Index Fund	1,403,718	5.44%
	iShares S&P SmallCap 600 Growth Index Fund	1,341,167	5.53%
	iShares S&P MidCap 400 Growth Index Fund	1,413,512	5.54%
	iShares Dow Jones U.S. Broker-Dealers Index Fund	396,128	5.58%
	iShares Dow Jones U.S. Medical Devices Index Fund	324,906	5.70%
	iShares S&P Global 100 Index Fund	720,406	5.88%
	iShares Barclays TIPS Bond Fund	8,264,444	5.92%
	iShares Morningstar Small Core Index Fund	100,896	5.94%
	iShares Dow Jones U.S. Index Fund	670,032	5.98%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P 500 Growth Index Fund	6,432,749	6.05%
	iShares Nasdaq Biotechnology Index Fund	1,145,454	6.11%
	iShares S&P Global Industrials Sector Index Fund	93,340	6.22%
	iShares S&P 500 Value Index Fund	4,170,489	6.30%
	iShares Morningstar Large Growth Index Fund	464,548	6.36%
	iShares S&P Target Date 2020 Index Fund	6,384	6.38%
	iShares Russell 1000 Value Index Fund	10,168,114	6.83%
	iShares Russell 1000 Growth Index Fund	15,952,829	6.90%
	iShares Dow Jones U.S. Financial Services Index Fund	495,639	7.03%
	iShares Dow Jones Select Dividend Index Fund	5,944,798	7.03%
	iShares FTSE China (HK Listed) Index Fund	49,324	7.05%
	iShares S&P California AMT-Free Municipal Bond Fund	106,271	7.08%
	iShares Dow Jones U.S. Healthcare Providers Index Fund	152,491	7.09%
	iShares Barclays Short Treasury Bond Fund	1,258,248	7.11%
	iShares KLD Select Social Index Fund	174,418	7.12%
	iShares Barclays Agency Bond Fund	139,464	7.34%
	iShares Barclays Aggregate Bond Fund	7,121,224	7.42%
	iShares Dow Jones U.S. Energy Sector Index Fund	1,679,396	7.53%
	iShares FTSE NAREIT Industrial/Office Capped Index Fund	18,882	7.55%
	iShares S&P/Citigroup International Treasury Bond Fund	15,307	7.65%
	iShares S&P North American Technology-Software Index Fund	593,148	7.91%
	iShares iBoxx $ Investment Grade Corporate Bond Fund	10,275,240	8.44%
	iShares Dow Jones EPAC Select Dividend Index Fund	221,714	8.53%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P Global Technology Sector Index Fund	512,752	8.55%
	iShares Dow Jones U.S. Pharmaceuticals Index Fund	159,443	8.77%
	iShares Barclays 1-3 Year Treasury Bond Fund	7,657,493	9.09%
	iShares Barclays Credit Bond Fund	295,477	9.23%
	iShares Barclays 20+ Year Treasury Bond Fund	2,346,911	9.35%
	iShares Dow Jones U.S. Industrial Sector Index Fund	481,781	9.35%
	iShares FTSE NAREIT Retail Capped Index Fund	14,121	9.41%
	iShares S&P Global Healthcare Sector Index Fund	1,006,035	9.63%
	iShares S&P Moderate Allocation Fund	58,041	9.67%
	iShares Barclays 3-7 Year Treasury Bond Fund	769,889	10.55%
	iShares S&P Global Consumer Staples Sector Index Fund	598,054	10.78%
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	705,382	11.02%
	iShares S&P U.S. Preferred Stock Index Fund	6,999,057	11.14%
	iShares Dow Jones U.S. Healthcare Sector Index Fund	1,377,563	11.25%
	iShares S&P Global Telecommunications Sector Index Fund	575,198	11.50%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	107,836	11.98%
	iShares Dow Jones U.S. Utilities Sector Index Fund	823,616	12.39%
	iShares Barclays Government/Credit Bond Fund	138,070	12.55%
	iShares FTSE EPRA/NAREIT North America Index Fund	18,860	12.57%
	iShares Barclays 7-10 Year Treasury Bond Fund	3,734,522	12.79%
	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	27,354	13.68%
	iShares Barclays 10-20 Year Treasury Bond Fund	307,229	13.96%
	iShares S&P New York AMT-Free Municipal Bond Fund	65,978	14.66%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Telecommunications Sector Index Fund	4,351,877	14.83%
	iShares S&P National AMT-Free Municipal Bond Fund	2,074,270	16.33%
	iShares Barclays MBS Bond Fund	2,483,548	17.25%
	iShares Dow Jones U.S. Aerospace & Defense Index Fund	705,855	21.72%
	iShares Dow Jones U.S. Technology Sector Index Fund	4,464,385	21.99%

Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	iShares Barclays 20+ Year Treasury Bond Fund	1,384,447	5.52%
	iShares Barclays Agency Bond Fund	138,224	7.27%
	iShares S&P Global Timber & Forestry Index Fund	66,855	7.43%
	iShares Dow Jones U.S. Insurance Index Fund	115,340	7.44%
	iShares FTSE NAREIT Industrial/Office Capped Index Fund	21,327	8.53%
	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	13,913	9.28%
	iShares MSCI All Peru Capped Index Fund	23,367	15.58%
	iShares S&P Emerging Markets Infrastructure Index Fund	54,117	36.08%

Morgan Stanley & Co. Inc. 901 South Bond Street Baltimore, MD 21231	iShares FTSE/Xinhua China 25 Index Fund	17,020,399	6.58%
	iShares MSCI Kokusai Index Fund	200,000	7.69%
	iShares Dow Jones U.S. Basic Materials Sector Index Fund	2,656,837	20.20%

Morgan Stanley DW Inc. Harborside Financial Center Plaza 3 Jersey City, NJ 07311	iShares Dow Jones U.S. Healthcare Sector Index Fund	621,617	5.07%
	iShares Dow Jones U.S. Broker-Dealers Index Fund	368,503	5.19%
	iShares Dow Jones U.S. Technology Sector Index Fund	1,058,928	5.22%
	iShares S&P U.S. Preferred Stock Index Fund	3,362,233	5.35%
	iShares Dow Jones U.S. Insurance Index Fund	83,815	5.41%
	iShares iBoxx $ Investment Grade Corporate Bond Fund	7,038,584	5.78%
	iShares Barclays Aggregate Bond Fund	5,568,698	5.80%
	iShares Barclays 1-3 Year Treasury Bond Fund	4,981,573	5.92%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	471,291	6.00%
	iShares S&P SmallCap 600 Value Index Fund	1,463,928	6.04%
	iShares S&P MidCap 400 Growth Index Fund	1,560,208	6.12%
	iShares S&P SmallCap 600 Growth Index Fund	1,497,872	6.18%
	iShares Barclays TIPS Bond Fund	8,661,066	6.20%
	iShares S&P MidCap 400 Value Index Fund	1,693,656	6.56%
	iShares Barclays MBS Bond Fund	974,717	6.77%
	iShares Dow Jones U.S. Telecommunications Sector Index Fund	2,011,981	6.86%
	iShares Barclays 1-3 Year Credit Bond Fund	1,710,258	7.34%
	iShares S&P 500 Growth Index Fund	9,043,633	8.50%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	85,209	9.47%
	iShares Dow Jones U.S. Healthcare Providers Index Fund	216,827	10.08%
	iShares S&P 500 Value Index Fund	7,093,086	10.71%
	iShares S&P California AMT-Free Municipal Bond Fund	245,918	16.39%
	iShares Barclays Agency Bond Fund	336,979	17.74%

National Financial Services LLC 200 Liberty Street New York, NY 10281	iShares S&P/Citigroup International Treasury Bond Fund	10,235	5.12%
	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	461,805	5.19%
	iShares S&P Target Date 2025 Index Fund	7,862	5.24%
	iShares Barclays 20+ Year Treasury Bond Fund	1,387,696	5.53%
	iShares MSCI EAFE Index Fund	35,710,417	5.58%
	iShares Russell Midcap Index Fund	3,271,280	5.89%
	iShares Barclays 3-7 Year Treasury Bond Fund	438,035	6.00%
	iShares Nasdaq Biotechnology Index Fund	1,132,106	6.04%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P Global Consumer Staples Sector Index Fund	340,973	6.14%
	iShares S&P Global 100 Index Fund	753,738	6.15%
	iShares NYSE 100 Index Fund	86,623	6.42%
	iShares S&P 500 Index Fund	12,774,114	6.43%
	iShares S&P California AMT-Free Municipal Bond Fund	98,625	6.58%
	iShares Barclays 1-3 Year Credit Bond Fund	1,534,437	6.59%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	59,860	6.65%
	iShares KLD 400 Social Index Fund	133,415	6.67%
	iShares S&P 100 Index Fund	3,552,252	6.71%
	iShares S&P Global Technology Sector Index Fund	406,522	6.78%
	iShares Barclays Intermediate Government/Credit Bond Fund	227,015	6.88%
	iShares MSCI ACWI ex US Index Fund	511,301	6.91%
	iShares KLD Select Social Index Fund	169,770	6.93%
	iShares FTSE NAREIT Industrial/Office Capped Index Fund	17,621	7.05%
	iShares MSCI All Peru Capped Index Fund	10,616	7.08%
	iShares Dow Jones U.S. Medical Devices Index Fund	408,373	7.16%
	iShares S&P Global Financials Sector Index Fund	433,906	7.23%
	iShares MSCI EAFE Growth Index Fund	1,755,656	7.32%
	iShares Barclays MBS Bond Fund	1,061,135	7.37%
	iShares S&P Global Industrials Sector Index Fund	111,637	7.44%
	iShares S&P Global Clean Energy Index Fund	238,311	7.45%
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	478,056	7.47%
	iShares S&P MidCap 400 Index Fund	5,954,905	7.47%
	iShares S&P Global Healthcare Sector Index Fund	792,350	7.58%
	iShares S&P SmallCap 600 Index Fund	6,772,531	7.62%
	iShares S&P 500 Growth Index Fund	8,164,713	7.68%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Financial Services Index Fund	549,065	7.79%
	iShares Russell 1000 Growth Index Fund	18,167,952	7.86%
	iShares Dow Jones U.S. Aerospace & Defense Index Fund	256,866	7.90%
	iShares S&P/TOPIX 150 Index Fund	237,986	7.93%
	iShares Dow Jones U.S. Healthcare Providers Index Fund	171,069	7.96%
	iShares Russell 3000 Growth Index Fund	753,614	7.97%
	iShares Dow Jones U.S. Pharmaceuticals Index Fund	145,293	7.99%
	iShares Russell 2000 Index Fund	14,791,586	8.00%
	iShares Dow Jones U.S. Basic Materials Sector Index Fund	1,064,094	8.09%
	iShares Dow Jones U.S. Utilities Sector Index Fund	537,841	8.09%
	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	592,158	8.11%
	iShares Dow Jones U.S. Insurance Index Fund	126,631	8.17%
	iShares Russell 1000 Value Index Fund	12,159,425	8.17%
	iShares Morningstar Large Growth Index Fund	604,184	8.28%
	iShares FTSE/Xinhua China 25 Index Fund	21,446,761	8.29%
	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	651,868	8.30%
	iShares MSCI EAFE Value Index Fund	2,092,055	8.30%
	iShares S&P SmallCap 600 Growth Index Fund	2,012,428	8.30%
	iShares S&P MidCap 400 Growth Index Fund	2,148,902	8.43%
	iShares Russell 2000 Growth Index Fund	4,055,323	8.47%
	iShares S&P North American Technology-Multimedia Networking Index Fund	538,911	8.62%
	iShares Dow Jones U.S. Technology Sector Index Fund	1,756,010	8.65%
	iShares Morningstar Mid Growth Index Fund	273,471	8.68%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares JPMorgan USD Emerging Markets Bond Fund	255,768	8.82%
	iShares iBoxx $ High Yield Corporate Bond Fund	3,846,285	8.88%
	iShares Dow Jones U.S. Financial Sector Index Fund	1,114,062	8.95%
	iShares S&P MidCap 400 Value Index Fund	2,309,675	8.95%
	iShares Barclays 7-10 Year Treasury Bond Fund	2,620,669	8.97%
	iShares iBoxx $ Investment Grade Corporate Bond Fund	10,959,856	9.01%
	iShares Barclays 1-3 Year Treasury Bond Fund	7,646,125	9.08%
	iShares S&P 500 Value Index Fund	6,040,610	9.12%
	iShares Dow Jones U.S. Industrial Sector Index Fund	473,323	9.19%
	iShares Russell 2000 Value Index Fund	6,097,745	9.30%
	iShares FTSE Developed Small Cap ex-North America Index Fund	74,848	9.36%
	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	46,854	9.37%
	iShares Morningstar Small Growth Index Fund	133,482	9.53%
	iShares Russell Midcap Value Index Fund	6,907,162	9.54%
	iShares S&P North American Technology-Semiconductors Index Fund	494,821	9.61%
	iShares Morningstar Mid Value Index Fund	139,946	9.65%
	iShares S&P SmallCap 600 Value Index Fund	2,368,340	9.77%
	iShares S&P North American Natural Resources Sector Index Fund	4,695,568	9.78%
	iShares S&P Global Materials Sector Index Fund	1,042,136	9.79%
	iShares S&P Target Date 2030 Index Fund	14,965	9.98%
	iShares Dow Jones U.S. Regional Banks Index Fund	678,520	10.05%
	iShares Dow Jones U.S. Healthcare Sector Index Fund	1,232,413	10.06%
	iShares Barclays TIPS Bond Fund	14,078,155	10.08%
	iShares S&P Asia 50 Index Fund	231,851	10.08%
	iShares Barclays Credit Bond Fund	323,282	10.10%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Barclays Aggregate Bond Fund	9,746,818	10.15%
	iShares Morningstar Large Value Index Fund	381,901	10.18%
	iShares Russell Midcap Growth Index Fund	5,769,518	10.18%
	iShares Cohen & Steers Realty Majors Index Fund	3,160,768	10.33%
	iShares MSCI ACWI Index Fund	1,305,348	10.44%
	iShares S&P Global Infrastructure Index Fund	1,041,502	10.42%
	iShares S&P National AMT-Free Municipal Bond Fund	1,337,284	10.53%
	iShares S&P Latin America 40 Index Fund	5,418,105	10.57%
	iShares S&P Global Nuclear Energy Index Fund	30,052	10.73%
	iShares Dow Jones U.S. Energy Sector Index Fund	2,453,865	11.00%
	iShares Russell 3000 Index Fund	5,749,735	11.13%
	iShares S&P Target Date 2015 Index Fund	11,161	11.16%
	iShares S&P 1500 Index Fund	741,896	11.16%
	iShares S&P Target Date 2020 Index Fund	11,226	11.23%
	iShares Russell 1000 Index Fund	10,017,958	11.23%
	iShares Dow Jones Select Dividend Index Fund	9,547,112	11.29%
	iShares S&P U.S. Preferred Stock Index Fund	7,091,386	11.29%
	iShares S&P Global Energy Sector Index Fund	3,026,300	11.60%
	iShares FTSE EPRA/NAREIT North America Index Fund	17,436	11.62%
	iShares MSCI EAFE Small Cap Index Fund	1,276,905	12.05%
	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	24,434	12.22%
	iShares Dow Jones EPAC Select Dividend Index Fund	339,471	13.06%
	iShares S&P North American Technology Sector Index Fund	869,378	13.17%
	iShares S&P Target Date 2035 Index Fund	13,170	13.17%
	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	19,787	13.19%
	iShares Morningstar Small Value Index Fund	198,213	13.21%
	iShares Russell Microcap Index Fund	1,150,352	13.22%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Morningstar Mid Core Index Fund	222,883	13.93%
	iShares Morningstar Large Core Index Fund	581,388	14.01%
	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	358,872	14.65%
	iShares Morningstar Small Core Index Fund	252,247	14.84%
	iShares Dow Jones U.S. Index Fund	1,745,365	15.58%
	iShares Russell 3000 Value Index Fund	831,842	16.00%
	iShares FTSE NAREIT Retail Capped Index Fund	24,830	16.55%
	iShares Dow Jones U.S. Home Construction Index Fund	3,233,430	16.75%
	iShares NYSE Composite Index Fund	294,352	17.31%
	iShares FTSE NAREIT Residential Plus Capped Index Fund	147,569	17.36%
	iShares S&P New York AMT-Free Municipal Bond Fund	78,519	17.45%
	iShares FTSE China (HK Listed) Index Fund	131,943	18.85%
	iShares S&P Developed ex-U.S. Property Index Fund	492,385	18.94%
	iShares S&P Global Utilities Index Fund	662,621	19.21%
	iShres S&P Aggressive Allocation Fund	116,199	19.37%
	iShares Barclays Short Treasury Bond Fund	3,609,786	20.39%
	iShares S&P Global Timber & Forestry Index Fund	195,009	21.67%
	iShares S&P Conservative Allocation Fund	81,210	23.20%
	iShares FTSE NAREIT Real Estate 50 Index Fund	196,298	24.54%
	iShares Barclays Government/Credit Bond Fund	273,589	24.87%
	iShares S&P Moderate Allocation Fund	169,951	28.33%
	iShares S&P Growth Allocation Fund	252,922	31.62%

NBCN Inc./CDS 1010 Rue de La Gauchetiere Street West Montreal, QC H3B 5J2	iShares S&P Global Nuclear Energy Index Fund	20,700	7.39%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
Penson Financial Services, Inc. 1700 Pacific Avenue Dallas, TX 75201	iShares MSCI Kokusai Index Fund	160,850	6.19%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	iShares Barclays Aggregate Bond Fund	4,842,310	5.04%
	iShares Morningstar Mid Value Index Fund	73,464	5.07%
	iShares Russell 2000 Growth Index Fund	2,440,901	5.10%
	iShares Dow Jones U.S. Technology Sector Index Fund	1,037,394	5.11%
	iShares Morningstar Small Growth Index Fund	72,058	5.15%
	iShares NYSE Composite Index Fund	87,531	5.15%
	iShares S&P New York AMT-Free Municipal Bond Fund	23,315	5.18%
	iShares S&P MidCap 400 Index Fund	4,148,133	5.20%
	iShares Dow Jones U.S. Energy Sector Index Fund	1,163,190	5.22%
	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	10,678	5.34%
	iShares Morningstar Large Growth Index Fund	389,686	5.34%
	iShares S&P North American Technology-Semiconductors Index Fund	278,460	5.41%
	iShares S&P National AMT-Free Municipal Bond Fund	695,634	5.48%
	iShares Dow Jones U.S. Utilities Sector Index Fund	365,418	5.50%
	iShares S&P Target Date 2040 Index Fund	5,594	5.59%
	iShares S&P Latin America 40 Index Fund	2,912,810	5.68%
	iShares Dow Jones U.S. Aerospace & Defense Index Fund	185,363	5.70%
	iShares Dow Jones U.S. Medical Devices Index Fund	324,838	5.70%
	iShares S&P 500 Growth Index Fund	6,207,503	5.84%
	iShares S&P Global Nuclear Energy Index Fund	17,218	6.15%
	iShares S&P 1500 Index Fund	413,152	6.21%
	iShares Barclays Agency Bond Fund	123,172	6.48%
	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	159,211	6.50%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Barclays Intermediate Credit Bond Fund	855,063	6.58%
	iShares Dow Jones U.S. Index Fund	736,979	6.58%
	iShares S&P Global Timber & Forestry Index Fund	59,619	6.62%
	iShares Russell 3000 Index Fund	3,446,045	6.67%
	iShares S&P Target Date 2010 Index Fund	6,700	6.70%
	iShares S&P Asia 50 Index Fund	156,773	6.82%
	iShares Barclays 1-3 Year Credit Bond Fund	1,601,429	6.87%
	iShares Morningstar Large Core Index Fund	285,092	6.87%
	iShares Morningstar Mid Core Index Fund	110,029	6.88%
	iShares Dow Jones U.S. Pharmaceuticals Index Fund	126,130	6.93%
	iShares Morningstar Small Value Index Fund	112,241	7.48%
	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	589,085	7.50%
	iShares S&P Global Consumer Staples Sector Index Fund	419,469	7.56%
	iShres S&P Aggressive Allocation Fund	46,436	7.74%
	iShares Morningstar Small Core Index Fund	135,784	7.99%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	76,435	8.49%
	iShares Dow Jones U.S. Broker-Dealers Index Fund	630,096	8.87%
	iShares S&P North American Technology-Multimedia Networking Index Fund	605,483	9.69%
	iShares S&P Growth Allocation Fund	78,105	9.76%
	iShares Morningstar Large Value Index Fund	374,847	10.00%
	iShares Barclays Credit Bond Fund	352,749	11.02%
	iShares S&P/TOPIX 150 Index Fund	331,161	11.04%
	iShares NYSE 100 Index Fund	181,181	13.42%
	iShares FTSE NAREIT Industrial/Office Capped Index Fund	35,562	14.22%
	iShares FTSE NAREIT Retail Capped Index Fund	21,499	14.33%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P Global Infrastructure Index Fund	1,468,151	14.83%
	iShares S&P/Citigroup International Treasury Bond Fund	30,839	15.42%
	iShares MSCI Kokusai Index Fund	465,368	17.90%
	iShares MSCI All Peru Capped Index Fund	94,374	62.92%

PNC Bank, N.A. 8800 Tinicum Blvd. Philadelphia, PA 19153	iShares S&P National AMT-Free Municipal Bond Fund	756,858	5.96%
	iShares KLD Select Social Index Fund	197,878	8.08%

RBC Capital Markets Corp. 510 Marquette Avenue South Minneapolis, MN 55402	iShares JPMorgan USD Emerging Markets Bond Fund	178,316	6.15%
	iShares Dow Jones U.S. Pharmaceuticals Index Fund	112,851	6.20%
	iShares Morningstar Large Value Index Fund	243,826	6.50%

Ridge Clearing & Outsourcing Solutions, Inc. 55 Water Street New York, NY 10041	iShares S&P Global Clean Energy Index Fund	1,121,865	35.06%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	iShares Dow Jones U.S. Telecommunications Sector Index Fund	2,479,620	8.45%

SSB — IBT/BGI 1776 Heritage Drive North Quincy, MA 02171	iShares S&P MidCap 400 Index Fund	4,247,450	5.33%
	iShares MSCI All Country Asia ex Japan Index Fund	1,100,000	5.88%
	iShares Russell 2000 Index Fund	10,938,174	5.92%
	iShares Cohen & Steers Realty Majors Index Fund	1,824,386	5.96%
	iShares Russell 1000 Index Fund	7,250,344	8.13%
	iShares S&P Global Infrastructure Index Fund	943,672	9.53%
	iShares Dow Jones Transportation Average Index Fund	600,000	10.81%
	iShares MSCI EAFE Small Cap Index Fund	1,993,884	18.81%
	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	6,711,869	75.41%

State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	iShares Russell 3000 Growth Index Fund	477,614	5.05%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Morningstar Small Value Index Fund	78,802	5.25%
	iShares iBoxx $ High Yield Corporate Bond Fund	2,322,998	5.36%
	iShares Barclays 10-20 Year Treasury Bond Fund	119,641	5.44%
	iShares S&P Global Consumer Discretionary Sector Index Fund	138,790	7.50%
	iShares Barclays 3-7 Year Treasury Bond Fund	571,590	7.83%
	iShares Russell 3000 Index Fund	4,050,435	7.84%
	iShares Russell 3000 Value Index Fund	417,706	8.03%
	iShares MSCI All Country Asia ex Japan Index Fund	1,778,290	9.51%
	iShares S&P Global Energy Sector Index Fund	3,064,863	11.74%
	iShares S&P Global Materials Sector Index Fund	4,277,924	40.17%

Sumitomo Trust & Banking Co. (U.S.A.) 527 Madison Avenue New York, NY 10022	iShares MSCI Kokusai Index Fund	1,100,000	42.31%

SunTrust Bank P.O. Box 105504 Center 3141 Atlanta, GA 30348-5504	iShares S&P Short Term National AMT-Free Municipal Bond Fund	46,010	5.11%
	iShares S&P/Citigroup International Treasury Bond Fund	21,000	10.50%

TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	iShares FTSE NAREIT Industrial/Office Capped Index Fund	12,654	5.06%
	iShares S&P/TOPIX 150 Index Fund	155,353	5.18%
	iShares FTSE NAREIT Real Estate 50 Index Fund	42,257	5.28%
	iShares S&P North American Technology-Multimedia Networking Index Fund	338,273	5.41%
	iShares S&P SmallCap 600 Value Index Fund	1,313,093	5.41%
	iShares Morningstar Mid Growth Index Fund	170,835	5.42%
	iShares Russell Microcap Index Fund	473,521	5.44%
	iShares S&P MidCap 400 Index Fund	4,455,166	5.59%
	iShares Cohen & Steers Realty Majors Index Fund	1,719,382	5.62%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Regional Banks Index Fund	387,466	5.74%
	iShares Dow Jones U.S. Home Construction Index Fund	1,113,803	5.77%
	iShares S&P SmallCap 600 Growth Index Fund	1,402,774	5.78%
	iShares S&P Target Date 2035 Index Fund	6,408	6.41%
	iShares Morningstar Large Growth Index Fund	497,219	6.81%
	iShares NYSE Composite Index Fund	123,023	7.24%
	iShares Dow Jones U.S. Index Fund	816,081	7.29%
	iShares S&P Moderate Allocation Fund	44,224	7.37%
	iShares Morningstar Small Growth Index Fund	103,844	7.42%
	iShares Barclays 1-3 Year Treasury Bond Fund	6,751,419	8.02%
	iShares Morningstar Mid Value Index Fund	116,894	8.06%
	iShares S&P Conservative Allocation Fund	29,746	8.50%
	iShares Barclays 7-10 Year Treasury Bond Fund	2,660,342	9.11%
	iShares FTSE NAREIT Residential Plus Capped Index Fund	80,456	9.47%
	iShares S&P Target Date 2040 Index Fund	10,327	10.33%
	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	56,881	11.38%
	iShres S&P Aggressive Allocation Fund	69,459	11.58%
	iShares S&P North American Natural Resources Sector Index Fund	5,695,459	11.87%
	iShares S&P Target Date 2025 Index Fund	18,529	12.35%
	iShares S&P Growth Allocation Fund	100,791	12.60%
	iShares Barclays Short Treasury Bond Fund	2,254,715	12.74%
	iShares Morningstar Large Core Index Fund	549,052	13.23%
	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	21,805	14.54%
	iShares Barclays 10-20 Year Treasury Bond Fund	330,498	15.02%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares S&P Target Date 2030 Index Fund	75,881	50.59%

The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	iShares Russell 1000 Growth Index Fund	12,460,886	5.39%
	iShares MSCI Kokusai Index Fund	145,575	5.60%
	iShares Barclays 3-7 Year Treasury Bond Fund	430,240	5.89%
	iShares MSCI ACWI ex US Index Fund	441,686	5.97%
	iShares Russell 2000 Value Index Fund	3,938,327	6.01%
	iShares Russell Midcap Value Index Fund	4,524,109	6.25%
	iShares Barclays 7-10 Year Treasury Bond Fund	1,846,340	6.32%
	iShares MSCI ACWI Index Fund	801,466	6.41%
	iShares Barclays Intermediate Government/Credit Bond Fund	212,714	6.45%
	iShares FTSE/Xinhua China 25 Index Fund	17,292,037	6.68%
	iShares S&P Global 100 Index Fund	868,164	7.09%
	iShares S&P Europe 350 Index Fund	3,548,556	7.46%
	iShares Russell 2000 Growth Index Fund	4,353,921	9.09%
	iShares Russell 3000 Growth Index Fund	862,900	9.13%
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	594,619	9.29%
	iShares Dow Jones U.S. Consumer Services Sector Index Fund	554,070	13.68%

The Bank of New York Mellon/Mellon Trust of New England, N.A. 525 William Penn Place Pittsburgh, PA 15259	iShares Russell 2000 Value Index Fund	3,258,735	4.97%
	iShares S&P Global 100 Index Fund	612,615	5.00%
	iShares KLD 400 Social Index Fund	114,583	5.73%
	iShares Russell 1000 Index Fund	5,902,182	6.62%
	iShares Russell 3000 Index Fund	3,639,781	7.05%
	iShares Russell 1000 Value Index Fund	10,576,831	7.10%
	iShares Morningstar Small Growth Index Fund	101,267	7.23%
	iShares MSCI EAFE Index Fund	54,820,757	8.57%
	iShares Russell 2000 Index Fund	16,292,187	8.82%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares MSCI EAFE Growth Index Fund	2,251,501	9.38%
	iShares Dow Jones U.S. Real Estate Index Fund	6,193,000	13.60%
	iShares Dow Jones Transportation Average Index Fund	824,990	14.86%

The Northern Trust Company 801 South Canal Street Chicago, IL 60612	iShares Barclays 1-3 Year Credit Bond Fund	1,541,562	6.62%
	iShares MSCI ACWI ex US Index Fund	738,273	9.98%
	iShares KLD 400 Social Index Fund	202,887	10.14%
	iShares Russell 3000 Index Fund	5,313,622	10.29%

Timber Hill LLC 2 Pickwick Plaza Greenwich, CT 06830	iShares FTSE NAREIT Industrial/Office Capped Index Fund	16,134	6.45%

U.S. Bank N.A. 1555 North River Center Drive Milwaukee, WI 53212	iShares Dow Jones U.S. Financial Services Index Fund	800,288	11.35%
	iShares FTSE EPRA/NAREIT North America Index Fund	19,906	13.27%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	iShares S&P/TOPIX 150 Index Fund	150,106	5.00%
	iShares Dow Jones U.S. Technology Sector Index Fund	1,027,503	5.06%
	iShares S&P Target Date 2040 Index Fund	5,167	5.17%
	iShares Dow Jones U.S. Financial Sector Index Fund	666,157	5.35%
	iShares S&P/Citigroup International Treasury Bond Fund	10,860	5.43%
	iShares S&P Target Date 2030 Index Fund	8,419	5.61%
	iShares Dow Jones U.S. Healthcare Sector Index Fund	697,404	5.69%
	iShares S&P 500 Value Index Fund	3,789,528	5.72%
	iShares Dow Jones U.S. Consumer Services Sector Index Fund	241,936	5.97%
	iShares S&P 1500 Index Fund	420,414	6.32%
	iShares Barclays Intermediate Government/Credit Bond Fund	218,560	6.62%
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	60,271	6.70%
	iShares Dow Jones U.S. Broker-Dealers Index Fund	480,345	6.77%

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
	iShares Dow Jones U.S. Energy Sector Index Fund	1,559,707	6.99%
	iShares S&P Global Technology Sector Index Fund	425,179	7.09%
	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	10,941	7.29%
	iShares S&P Global Industrials Sector Index Fund	111,202	7.41%
	iShares S&P Global Financials Sector Index Fund	452,811	7.55%
	iShares S&P North American Technology Sector Index Fund	501,648	7.60%
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	499,188	7.80%
	iShares S&P Asia 50 Index Fund	179,639	7.81%
	iShares S&P Target Date 2020 Index Fund	8,457	8.46%
	iShares MSCI ACWI ex US Index Fund	1,146,470	15.49%

Union Bank of California, N.A. 350 California Street San Francisco, CA 94104	iShares Morningstar Small Value Index Fund	117,570	7.84%

Vanguard Marketing Corp. 100 Vanguard Blvd. Malvern, PA 19355	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	7,583	5.06%
	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	17,150	8.58%

Wachovia Bank N.A. 1525 West Harris Blvd. Charlotte, NC 28262-8522	iShares Russell Midcap Index Fund	2,929,375	5.27%

Wells Fargo Bank, N.A. 733 Marquette Ave. Minneapolis, MN 55402	iShares MSCI EAFE Growth Index Fund	1,522,729	6.34%
	iShares S&P MidCap 400 Index Fund	5,306,404	6.65%

Wells Fargo Investment, LLC 625 Marquette Avenue Minneapolis, MN 55402-2308	iShares Morningstar Large Core Index Fund	221,704	5.34%
	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	140,549	5.74%
	iShares S&P Conservative Allocation Fund	21,988	6.28%
	iShares Morningstar Small Growth Index Fund	104,086	7.43%

ISHA-PROX-0909

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

It is important that you vote promptly.

To vote by Internet

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Go to website www.proxyvote.com.

3)      Follow the instructions provided on the website.

To vote by Telephone

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Call 1-800-690-6903.

3)      Follow the instructions.

To vote by Mail

1)      Read the Proxy Statement.

2)      Check the appropriate boxes on the proxy card below.

3)      Sign and date the proxy card.

4)      Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16701-S49487	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

iSHARES [Fund Name]

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH OF THESE PROPOSALS.

	For	Against	Abstain
Proposal 1. For the Fund listed above: To approve a new investment advisory agreement between each Company, on behalf of each of its Funds, and Barclays Global Fund Advisors.	☐	☐	☐

Proposal 2. For the Fund listed above (if applicable): To approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Note: If you sign and date this proxy but provide no voting instructions, your shares will be voted “FOR” Proposals 1 and 2.

Each Company’s Board of Directors/Trustees has fixed the close of business on August 25, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Company. You are cordially invited to attend the Meeting for any Fund in which you own shares. Shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose, even if you expect to attend the Meeting in person. You also have the opportunity to provide voting instructions via the live operator, the automated telephone process or the Internet. The Fund encourages shareholders to take advantage of these prompt and efficient voting options.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M16702-S49487

iSHARES, INC.	iSHARES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON November 4, 2009

NOTICE IS HEREBY GIVEN that the first of two separate special meetings (the “Meeting”) of shareholders of each series (each, a “Fund”) of iShares, Inc. and iShares Trust (each, a “Company”) will be held at the offices of Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on November 4, 2009, at 9:00 a.m. (Pacific time) for the purposes on the reverse side.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

It is important that you vote promptly.

To vote by Internet

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Go to website www.proxyvote.com.

3)      Follow the instructions provided on the website.

To vote by Telephone

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Call 1-800-690-6903.

3)      Follow the instructions.

To vote by Mail

1)      Read the Proxy Statement.

2)      Check the appropriate boxes on the proxy card below.

3)      Sign and date the proxy card.

4)      Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16703-S49487	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

iSHARES [Fund Name]
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Proposal 1. To elect a Board of Directors/Trustees of the Company.	☐	☐	☐

Nominees:
01) George G.C. Parker	05) John E. Kerrigan
02) J. Darrell Duffie	06) Robert H. Silver
03) Cecilia H. Herbert	07) Lee T. Kranefuss
04) Charles A. Hurty	08) John E. Martinez
09) Robert S. Kapito

To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Note: If you sign and date this proxy but provide no voting instructions, your shares will be voted “FOR” the election of all nominees.

Each Company’s Board of Directors/Trustees has fixed the close of business on August 25, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Company. You are cordially invited to attend the Meeting for any Fund in which you own shares. Shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose, even if you expect to attend the Meeting in person. You also have the opportunity to provide voting instructions via the live operator, the automated telephone process or the Internet. The Fund encourages shareholders to take advantage of these prompt and efficient voting options.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M16704-S49487

iSHARES, INC.	iSHARES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON November 4, 2009

NOTICE IS HEREBY GIVEN that the second separate special meeting (the “Meeting”) of shareholders of each series (each, a “Fund”) of iShares, Inc. and iShares Trust (each, a “Company”) will be held at the offices of Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on November 4, 2009, at 9:30 a.m. (Pacific time) for the purposes on the reverse side.